UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Soliciting Materials under § 240.14a-12

S&P Global Inc.

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55 Water Street
New York, NY 10041-0003
March 30, 2020
Dear Fellow Shareholder:
On behalf of our Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders on Wednesday, May 13, 2020. The Annual Meeting will be held at 55 Water Street, New York, New York, 10041, at 11:00 a.m. (EDT). If you are unable to attend the Annual Meeting in New York, please join us via live webcast on the Company’s website at www.spglobal.com.
The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business we will consider at the Annual Meeting. Your vote is very important. We urge you to vote to be certain your shares are represented at the Annual Meeting even if you plan to attend. Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which methods are available to you.
We look forward to seeing you at the Annual Meeting.

Charles E. Haldeman, Jr. Chairman of the Board	Douglas L. Peterson President and Chief Executive Officer

55 Water Street New York, NY 10041-0003
Notice of Annual Meeting of Shareholders
To Be Held Wednesday, May 13, 2020
The Annual Meeting of Shareholders of S&P Global Inc. will be held on Wednesday, May 13, 2020, at 11:00 a.m. (EDT) at 55 Water Street, New York, New York, 10041. At the Annual Meeting, shareholders will be asked to:
Items of Business	Board’s Recommendation
1. Elect 12 Directors;	FOR each Director Nominee

2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;	FOR

3. Approve an amendment to the Company’s Certificate of Incorporation to permit removal of a Director with or without cause;	FOR

4. Ratify the selection of Ernst & Young LLP as our independent auditor for 2020; and	FOR

5. Consider any other business, if properly raised.
This notice and proxy statement is being mailed or made available on the Internet to shareholders on or about March 30, 2020. These materials describe the matters being voted on at the Annual Meeting and contain certain other information. In addition, these materials are accompanied by a copy of the Company’s 2019 Annual Report that includes financial statements as of and for the fiscal year ended December 31, 2019.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
This Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the
year ended December 31, 2019 are available on the Internet at
http://investor.spglobal.com/Annual-Meeting-Proxy-Materials/Index?KeyGenPage=1073751594.
All shareholders of record as of close of business on March 23, 2020 will be entitled to vote, in person or by proxy, at the Annual Meeting.
We urge you to participate in electing directors and deciding the other items on the agenda for the Annual Meeting. Please cast your votes by one of the following methods:

The Internet	Signing and Mailing a Proxy Card	Toll-Free Telephone	In Person at the Annual Meeting

If you accessed this proxy statement through the Internet after receiving a Notice of Internet Availability of Proxy Materials, you may cast your vote over the Internet by following the instructions in that Notice.
If you received this proxy statement by mail, you may cast your vote by mail, by telephone or over the Internet by following the instructions on the enclosed proxy card.

If you plan to attend the Annual Meeting in person, send a request to register for the Annual Meeting to investor.relations@spglobal.com with your name, email and complete mailing address by no later than May 8, 2020. If you are a shareholder of record, you will need your admission ticket in order to enter the Annual Meeting. If you plan to attend the Annual Meeting in person and you are a beneficial owner, you will need proof of beneficial ownership of the Company’s common stock as of the record date in order to enter the Annual Meeting. If you are unable to attend the Annual Meeting in New York, please join us via live webcast on the Company’s website at www.spglobal.com.
IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS:
We intend to hold our Annual Meeting in person. However, we continue to actively monitor coronavirus (COVID-19) developments, sensitive to the public health and travel concerns of our shareholders and the protocols that public health authorities and federal, state, and local governments may impose or recommend. The health and well-being of all of our various stakeholders is our top priority.
In the event we determine it is not possible or advisable to hold our Annual Meeting as currently planned, we will announce alternative arrangements, which may include a change in location or holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such change as promptly as practicable and the details on how to attend, participate in and vote at the Annual Meeting will be issued by press release, posted on our website and filed with the SEC as additional soliciting materials.
If you plan to attend the Annual Meeting in person, please monitor our Investor Relations website at http://investor.spglobal.com/ and check the website in advance of the Annual Meeting for any updates. Please also retain your Annual Meeting shareholder communications for access details you will need in the event we decide to hold a virtual-only meeting. A virtual-only meeting will have no impact on your ability to provide your proxy prior to the Annual Meeting by using the Internet or telephone or by completing, signing, dating and mailing your proxy card, as explained in this Proxy Statement.
Whether or not you plan to attend the Annual Meeting, your vote is very important.
By Order of the Board of Directors,
Taptesh (Tasha) K. Matharu
Associate General Counsel &
Corporate Secretary
New York, New York
March 30, 2020

i       2020 Proxy Statement

Exhibit	A-1
Exhibit A	A-1
Appendices	App A-1
Appendix A	App A-1
       2020 Proxy Statement       ii

GENERAL INFORMATION

S&P Global Inc.
Proxy Statement
2020 Annual Meeting of Shareholders
GENERAL INFORMATION
Why did I receive this Proxy Statement?
The Board of Directors of S&P Global Inc. (the “Company,” “we” or “us”) is soliciting proxies for the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 13, 2020, at 55 Water Street, New York, New York 10041, at 11:00 a.m. (EDT) and at any postponement or adjournment of the Annual Meeting. When the Company asks for your proxy, we must provide you with a Proxy Statement that contains certain information specified by law. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.
Why have I received a Notice Regarding Internet Availability of Proxy Materials instead of printed copies of these materials in the mail?
In accordance with rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials to shareholders over the Internet. Most shareholders are receiving by mail a Notice of Internet Availability of Proxy Materials (“Notice”), which provides general information about the Annual Meeting; the address of the website on which our proxy statement and annual report are available for review, printing and downloading; and instructions on how to submit proxy votes. For those who wish to receive their materials in a different format (e.g., paper copy by mail), or be notified of their availability online by e-mail, the Notice contains instructions on how to do so. Shareholders who have previously consented to electronic delivery will receive an e-mail with a web address to view the proxy statement and annual report online, along with instructions on how to vote.
What will I vote on?
The following items:
1.
election of 12 Directors;

2.
approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;

3.
approval of an amendment to the Company’s Certificate of Incorporation to permit removal of a Director with or without cause;

4.
ratification of the selection of Ernst & Young LLP as our independent auditor for 2020; and

5.
other matters that may properly be brought before the Annual Meeting.

Will there be any other items of business on the agenda?
We do not expect any other items of business at the Annual Meeting. Nonetheless, if there is an unforeseen need, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may be properly brought before the Annual Meeting. These persons will use their best judgment in voting your proxy.
Who can vote?
Shareholders as of the close of business on the record date, which is March 23, 2020, may vote at the Annual Meeting.
How many votes do I have?
You have one vote at the Annual Meeting for each share of common stock you held on the record date.
       2020 Proxy Statement       1

GENERAL INFORMATION (continued)

What does it mean to be a “shareholder of record”?
If, as of the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or by proxy. The Company is incorporated in New York and, in accordance with New York law, a list of the Company’s common shareholders of record as of the record date will be available for inspection at the Annual Meeting upon request.
What does it mean to beneficially own shares in “street name”?
If, as of the close of business on the record date, your shares were not held directly in your name but rather were held in an account at a brokerage firm, bank or similar intermediary organization, then you are the beneficial holder of shares held in “street name.” The intermediary is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the intermediary how to vote the shares held in your account.
How do I vote my shares of Company common stock?
If you are a shareholder of record, you can vote in the following ways:
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By Internet. Follow the Internet voting instructions included on the Notice or proxy card you received. You may vote at any time up until 11:00 a.m. (EDT) on May 13, 2020.
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By Telephone. Follow the telephone voting instructions included on the proxy card you received. You may vote at any time up until 11:00 a.m. (EDT) on May 13, 2020.
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By Mail. If you received a printed copy of the proxy materials from us by mail, you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.
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In Person. You may vote your shares in person at the Annual Meeting. The Company will give you a ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.
If you are a beneficial owner, you can vote in the following ways:
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As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by Internet, telephone or mail. As a beneficial owner, you are invited to attend the Annual Meeting, but you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.
How will my shares be voted if I do not give specific voting instructions when I deliver my proxy?
Shareholders of Record
If you are a shareholder of record and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not vote on:
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“FOR” the 12 nominees to the Board;
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“FOR” approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers;
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“FOR” approval of an amendment to the Company’s Certificate of Incorporation to permit removal of a Director with or without cause; and
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“FOR” the ratification of the selection of Ernst & Young LLP as our independent auditor for 2020.
2       2020 Proxy Statement

GENERAL INFORMATION (continued)

Beneficial Owners
As noted above, as the beneficial owner of shares held in street name, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions, one of two things can happen depending on whether the proposal is considered “routine” or “non-routine” under the rules of the New York Stock Exchange (the “NYSE”):
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If the proposal is considered “routine” under the rules of the NYSE, the broker may vote your shares in its discretion.
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If the proposal is considered “non-routine” under the rules of the NYSE, the broker may not vote your shares without your instructions. When a broker refrains from voting your shares because the broker has not received your instructions, it is called a “broker non-vote.”
Item 4 in this Proxy Statement (ratification of the selection of Ernst & Young LLP as our independent auditor for 2020) will be considered routine under the rules of the NYSE and the broker may vote your shares for this Item in its discretion. All other proposals are considered non-routine. As such, the broker is not entitled to vote your shares on the other Items unless the broker has received instructions from you.
What should I do if I want to attend the Annual Meeting?
Only shareholders (of record or beneficial) and their proxy holders may attend the Annual Meeting. If you plan to attend the Annual Meeting, please send a request to register for the Annual Meeting to investor.relations@spglobal.com with your name, email and complete mailing address by no later than May 8, 2020. In addition to registering in advance, please bring the following documentation to the Annual Meeting as proof that you owned shares of the Company’s common stock as of March 23, 2020:
If you are a shareholder of record and receive your proxy materials by mail, you will find an admission ticket attached as part of the proxy card or Notice sent to you. If you plan to attend the Annual Meeting, please bring your admission ticket with you to the Annual Meeting. If you are a shareholder of record and receive your materials electronically, and vote via the Internet, please print out the admission ticket you can generate from the online voting system.
If your shares are held in street name (i.e., you are a beneficial owner), you must bring to the Annual Meeting an account statement or letter from the broker, bank, trustee or other intermediary organization that holds your shares indicating that you were the beneficial owner of the shares as of the close of business on the record date, which is March 23, 2020.
When you arrive at the Annual Meeting, you will be asked to present photo identification, such as a driver’s license, to be admitted. S&P Global Inc. employees wishing to attend the Annual Meeting can present their current employee identification card to be admitted.
For safety and security reasons, no cameras, large bags, briefcases, packages, recording equipment or other electronic devices will be permitted in the Annual Meeting.
IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS:
We intend to hold our Annual Meeting in person. However, we continue to actively monitor coronavirus (COVID-19) developments, sensitive to the public health and travel concerns of our shareholders and the protocols that public health authorities and federal, state, and local governments may impose or recommend. The health and well-being of all of our various stakeholders is our top priority.

       2020 Proxy Statement       3

GENERAL INFORMATION (continued)

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS (CONTINUED):
In the event we determine it is not possible or advisable to hold our Annual Meeting as currently planned, we will announce alternative arrangements, which may include a change in location or holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such change as promptly as practicable and the details on how to attend, participate in and vote at the Annual Meeting will be issued by press release, posted on our website and filed with the SEC as additional soliciting materials.
If you plan to attend the Annual Meeting in person, please monitor our Investor Relations website at http://investor.spglobal.com/ and check the website in advance of the Annual Meeting for any updates. Please also retain your Annual Meeting shareholder communications for access details you will need in the event we decide to hold a virtual-only meeting. A virtual-only meeting will have no impact on your ability to provide your proxy prior to the Annual Meeting by using the Internet or telephone or by completing, signing, dating and mailing your proxy card, as explained in this Proxy Statement.
Whether you hold shares as a shareholder of record or are a beneficial owner, we urge you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.
How do I vote my shares in the Company’s Dividend Reinvestment Plan?
If you participate in the Company’s Dividend Reinvestment Plan, any proxy you give will also govern the voting of all shares you hold in this Plan.
How do I vote my shares in the Company’s Employee Stock Purchase Plan?
If you participate in the Company’s Employee Stock Purchase Plan, any proxy you give will also govern the voting of any shares you hold in this Plan. Any Plan shares for which we do not receive instructions from the employee will not be voted. Plan shares cannot be voted in person at the Annual Meeting.
How do I vote my shares in the Company’s 401(k) Savings and Profit Sharing Plans?
If you received this Proxy Statement because you are an employee of the Company who participates in one of the Company’s 401(k) Savings and Profit Sharing Plans and you have shares of common stock of the Company allocated to your account under one of these Plans, you may vote your shares held in these Plans as of March 23, 2020 by mail, by telephone or via the Internet. Instructions are provided on the proxy card you received from Computershare. Computershare must receive your instructions by 2:00 p.m. (EDT) on May 11, 2020 in order to communicate your instructions to the Plans’ Trustee, who will vote your shares. Any Plan shares for which we do not receive instructions from the employee will be voted by the Trustee in the same proportion as the shares for which we have received instructions. Plan shares cannot be voted in person at the Annual Meeting.
Can I revoke or change my vote?
Yes. If you are a shareholder of record, you have the right to revoke your proxy at any time before the Annual Meeting by sending a signed notice to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
If you want to change your vote before the Annual Meeting, you must deliver a later dated proxy by telephone, via the Internet or in writing. You may also change your proxy by voting in person at the Annual Meeting.
If you are a beneficial owner, please refer to the information forwarded by your broker for procedures on revoking or changing your proxy.
4       2020 Proxy Statement

GENERAL INFORMATION (continued)

What are the requirements to conduct business at the Annual Meeting?
In order to conduct business at the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting. You are part of the quorum if you have voted by proxy. As of the record date, 240,939,341 shares of Company common stock were outstanding and eligible to vote.
Are abstentions and broker non-votes part of the quorum?
Yes. Abstentions and broker non-votes count as “shares present” at the Annual Meeting for purposes of determining a quorum.
What are the costs of soliciting these proxies and who will pay them?
The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person without additional compensation. We will reimburse brokers for the expenses they incur in forwarding the proxy materials to you. The Company has also retained Georgeson LLC to assist us with the solicitation of proxies for a fee not to exceed $19,000, plus reimbursement for out-of-pocket expenses.
How many votes are required for the approval of each Item?
•
Item One – A nominee will be elected as a Director if he or she receives a majority of the votes cast at the Annual Meeting. A majority of votes cast means that the number of shares voted “for” a Director’s election exceeds the number of votes cast “against” that Director’s election. If an incumbent Director who has been nominated for re-election fails to receive a majority of the votes cast in an uncontested election, New York law provides that the Director continues to serve as a Director in a hold-over capacity. The Company’s By-Laws provide that, in such circumstances, the Director is required to promptly tender his or her resignation to the Board of Directors. The Board’s Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board will act on the tendered resignation and will publicly disclose its decision and rationale within 90 days following certification of the election results. If a Director’s resignation is accepted by the Board, the Board may fill the vacancy or decrease the size of the Board. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a Director nominee.
•
Item Two – The affirmative vote of the holders of a majority of the votes cast is required to approve, on an advisory non-binding basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Three – The affirmative vote of the holders of a majority of the votes cast is required to approve an amendment to the Company’s Certificate of Incorporation to permit removal of a Director with or without cause. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Four – The affirmative vote of the holders of a majority of the votes cast is required to ratify the selection of Ernst & Young LLP as our independent auditor for 2020. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
Who will count the vote?
Votes at the Annual Meeting will be counted by one or more independent inspectors of election appointed by the Board.
How do I submit a shareholder proposal for the 2021 Annual Meeting?
There are three different deadlines for submitting different forms of shareholder proposals. First, if a shareholder wishes to have a proposal considered for inclusion in next year’s Proxy Statement, he or she must submit the proposal in writing so that we receive it by on November 30, 2020. Proposals should be addressed to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York,
       2020 Proxy Statement       5

GENERAL INFORMATION (continued)

New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934, to be included.
On January 27, 2016, we amended our By-Laws to include a proxy access provision. The Company’s By-Laws now permit a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in next year’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s By-Laws. Notice of proxy access director nominees must be received no earlier than October 31, 2020, and no later than November 30, 2020.
In addition, the Company’s By-Laws provide that any shareholder wishing to nominate a candidate for Director or to propose any other business at the Annual Meeting, but not intending to have such nomination or business included in next year’s Proxy Statement, must give the Company written notice no earlier than January 13, 2021 and no later than February 12, 2021. This notice must comply with applicable laws and the Company’s By-Laws. Copies of the By-Laws are available to shareholders free of charge on request to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. You may also download the By-Laws from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
May I view future proxy materials online instead of receiving them by mail?
Yes. Shareholders may provide their consent to electronic delivery of Proxy Statements and Annual Reports instead of receiving them by postal mail. If you elect this feature, you will receive an e-mail notice, which will include the web address for viewing the materials online. The e-mail notice will also include instructions so you can vote your proxy online or by telephone. If you have more than one shareholder account, you may receive separate e-mails for each account. Costs normally associated with electronic delivery, such as charges from your Internet service provider, as well as any costs incurred in printing documents, will be your responsibility.
During the 2020 proxy voting period, the Internet voting systems will automatically provide shareholders the option to consent to electronic delivery of future years’ materials.
During the year, shareholders may provide their consent to electronic delivery by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
•
Owners of shares through one of the Company’s 401(k) Savings and Profit Sharing Plans go to www.spglobalbenefits.com
What are the benefits of electronic delivery?
Electronic delivery benefits the environment and saves the Company money by reducing printing and mailing costs. It will also make it convenient for you to view your proxy materials and vote your shares online. If you have shares in more than one account, it is also an easy way to eliminate receiving duplicate copies of proxy materials.
What are the costs of electronic delivery?
The Company charges nothing for electronic delivery. You may, of course, incur expenses associated with Internet access, such as charges from your Internet service provider.
6       2020 Proxy Statement

GENERAL INFORMATION (continued)

How do I opt-out of electronic delivery?
At any time, shareholders may revoke their consent to electronic delivery and resume postal mail delivery of the Proxy Statement and Annual Report by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
•
Owners of shares through one of the Company’s 401(k) Savings and Profit Sharing Plans go to www.spglobalbenefits.com
What is “householding”?
We have adopted “householding,” a procedure under which beneficial owners who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces duplicate mailings and thus reduces our printing costs and postage fees.
Shareholders who participate in householding will continue to receive separate proxy cards. Householding does not affect dividend check mailings.
How do I request a separate paper or e-mail copy of the Proxy Statement or Annual Report at no charge?
If you wish to receive a separate paper or e-mail copy of the 2019 Annual Report or this Proxy Statement at no charge, please call us toll-free at (866) 436-8502, or send an e-mail to investor.relations@spglobal.com, or write to: Investor Relations, S&P Global Inc., 55 Water Street, New York, New York 10041-0003. We will promptly deliver to you the documents you requested. Please make your request for documents on or before April 29, 2020 to facilitate timely delivery of the documents to you prior to the Annual Meeting.
Where can I find the voting results?
We expect to announce preliminary voting results at the Annual Meeting. We will also publish voting results in a Form 8-K, which we will file with the SEC on or before May 18, 2020. To view this Form 8-K online, log on to the Company’s Investor Relations website at http://investor.spglobal.com, and click on the SEC Filings link.
Can shareholders and other interested parties communicate directly with our Board? If so, how?
Yes. You may communicate directly with one or more members of the Board by writing to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003, or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. The Corporate Secretary will then forward all questions or comments directly to our Board or a specific Director, as the case may be, unless such questions or comments are considered, in the reasonable judgment of the Corporate Secretary to be inappropriate for submission to the intended recipient(s).
       2020 Proxy Statement       7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Company’s business and affairs are overseen by our Board pursuant to the New York Business Corporation Law and our Amended and Restated Certificate of Incorporation and By-Laws. We currently have 12 Directors, who are all being nominated at this Annual Meeting for one-year terms, which will expire at the Annual Meeting in 2021 (See Item 1 on page 115).
Governance Highlights
Accountability	Board Independence and Refreshment	Compensation and Risk Management

Annual elections for directors.	Independent Chairman of the Board.	Equity Ownership Requirements for directors and executive officers.

Majority voting in uncontested director elections.	All nominees except our CEO are independent.	“Double trigger” vesting of equity-based awards upon a change in control.

Special meeting rights for shareholders holding 25% or more of the voting stock.	Executive sessions of independent directors every Board meeting.	Pay recovery policy or “clawback” applicable to executives and employees under Company policy and S&P Global Ratings policy.

Proxy access right for a shareholder or a group of up to 20 shareholders holding at least 3% of our outstanding shares for at least three years to nominate up to two directors or 20% of the Board, whichever is greater.	Our Director nominees have an average tenure of 7.1 years.	Anti-hedging and anti-pledging policy for directors and executive officers.

Annual performance evaluations of the Board, each Committee, the Chairman of the Board, each Committee Chair and each Director.	Retirement age prevents directors from standing for re-election after reaching age 72.	Risk oversight by the Board and Committees, including cybersecurity, technology, succession planning and human capital management.
Snapshot: Board of Directors
8       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Enhanced Corporate Governance Environment
The Board of Directors regularly assesses and refines our corporate governance policies and procedures to take into account evolving best practices and the interest of our shareholders. The Company’s current corporate governance structure reflects this ongoing commitment to strong and effective governance practices that ensure Board responsiveness and accountability to shareholders. Our corporate governance structure includes:
Board Structure and Independence
✔
Board Independence. All of the Company’s director nominees are independent, with the exception of our CEO, who is the only member of management serving on the Board.

✔
Independent Chairman. The Company currently maintains separate roles of chief executive officer and chairman of the Board. An independent director acts as chairman of the Board.

✔
Independent Committee Chairs. Each of the Committees of the Board is led by an independent director.

✔
Executive Sessions. The independent directors of the Board meet in executive session led by the independent chairman of the Board at least at every regularly scheduled Board meeting.

Board Diversity and Refreshment
✔
Board Refreshment. Since 2016, we have added five new independent directors who have brought valuable and varied experience in distinct and critical areas, each providing a fresh perspective to our Board. Their appointments underscore the Company’s commitment to inviting diverse backgrounds, perspectives, skills and experience into the boardroom to guide the growth and performance of the Company.

✔
Diversity. We believe that diversity is an important attribute of a well-functioning Board. While diversity can be measured in many ways, we note in addition to the above that our 12 Director nominees include 4 women and 2 African-Americans.

✔
Board Skills. During 2018 and 2019, the Nominating and Corporate Governance Committee undertook a comprehensive review of the skills and qualifications of the Board, and the critical skills necessary to guide the Company forward. In 2019, we appointed a new Director, adding important skills to our Board in the areas of technology, international operations and executive leadership.

✔
Offer to Resign upon Change in Circumstances. Pursuant to our Corporate Governance Guidelines, any director undergoing a significant change in personal or professional circumstances must offer to resign from the Board.

✔
Overboarding Policy. In 2018, we amended our Corporate Governance Guidelines to limit the number of public-company boards on which our Directors serve (excluding service on our Board) to up to two total boards for public company executive officers and four total boards for other directors, unless the Nominating and Corporate Governance Committee determines such outside board service would not impair the Director’s service to the Company.

✔
Retirement Age. Pursuant to our Corporate Governance Guidelines, directors cannot stand for re-election after reaching the age 72.

✔
Board Tenure. Since 2011, we have reduced the average tenure of our Board from 11.3 years to 7.1 years.

Election of Directors/Accountability to Shareholders
✔
Annual Election of Directors. The Company’s charter provides for the annual election of directors.

✔
Majority Voting in Director Elections. The Company’s By-Laws provide that in uncontested elections, director candidates must be elected by a majority of the votes cast. In uncontested director elections, a director who does not receive a majority of the votes cast must offer to submit his or her resignation for consideration.

✔
Shareholder Right to Call Special Meetings. The Company’s By-laws allow shareholders of record of twenty-five percent (25%) or more of the voting power of the Company’s outstanding common stock to call a special meeting.

✔
Annual Self-Evaluation. The Board conducts an annual self-evaluation of Board and Committee performance and each Director’s performance, as well as an evaluation of the Chairman of the Board

       2020 Proxy Statement       9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

and each Committee Chair, and the Nominating and Corporate Governance Committee reports the results to the Board and each Committee, including its assessment of the Board’s and the Committees’ effectiveness and areas for improvement. Additional information can be found on page 13 of this Proxy Statement.
Shareholder Recommendations/Proxy Access
✔
Shareholder Recommendations. Shareholders can submit recommendations of director candidates for consideration by the Nominating and Corporate Governance Committee.

✔
Proxy Access. A shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater.

Management Succession and Talent Development
✔
Succession Planning. The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of management. Additional information can be found on page 21 of this Proxy Statement.

✔
Board Talent Agenda. In 2019, the full Board reviewed specific talent management topics as standing agenda items at two out of seven of its scheduled meetings as well as more detailed reviews at the Committee level and during Director-only Board dinner discussions. Additional information can be found on page 21 of this Proxy Statement.

Equity Ownership Requirements
✔
Director Equity Ownership Requirements. Each Director is required to hold 400 shares of the Company’s common stock within 90 days of his or her election to the Board and to hold such shares through his or her tenure as a Director. Additionally, under the Company’s Non-Employee Director Stock Ownership Guidelines, each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company having a market value of at least five times the annual cash retainer for serving as a Director of the Company. Additional information can be found on page 109 of this Proxy Statement.

✔
Policy Prohibiting Hedging and Pledging. The Company’s Insider Trading Policy prohibits the hedging and pledging of Company stock by directors without exception.

Compensation Practices
✔
Compensation Governance. Additional highlights of our compensation governance best practices can be found on page 57 of this Proxy Statement.

Corporate Governance Materials
The following corporate governance materials are available and can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com:
•
the Company’s Amended and Restated Certificate of Incorporation;
•
the Company’s By-Laws;
•
the Company’s Corporate Governance Guidelines;
•
Board Committee Charters for the Company’s Audit, Compensation and Leadership Development, Executive, Finance and Nominating and Corporate Governance Committees;
•
the Code of Business Ethics applicable to all employees;
•
the Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers;
•
the Code of Business Conduct and Ethics for Directors applicable to all Company Directors; and
•
the Audit Committee’s Policy concerning Employee Complaint Procedures Regarding Accounting and Auditing Matters.
10       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Director Independence
The Board has determined that all of the Company’s current Directors and Directors who served during 2019, with the exception of Mr. Douglas L. Peterson (the Company’s President and Chief Executive Officer), have met the independence requirements of the NYSE based upon the application of objective categorical standards adopted by the Board. To be considered independent, a Director must have no material relationship (other than as a Director) with the Company, or any of its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company or any of its subsidiaries. In making independence determinations, the Board broadly considers all relevant facts and circumstances.
In addition, members of the Audit Committee must also satisfy the SEC and NYSE independence requirements, which provide that they may not be affiliates and may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than their directors’ compensation. The Board evaluated each member of the Compensation Committee under the additional SEC and NYSE compensation committee member standards and also determined that these members qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
Additional Information Regarding Director Independence
In making its independence determinations with respect to our Directors, the Board considered the following transactions that the Company engages in from time to time with organizations in which our independent Directors serve as executive officers or otherwise have a material interest:
•
Avnet, Inc. Mr. William J. Amelio is the Chief Executive Officer at Avnet, Inc. In 2019, the Company and its divisions provided Avnet, Inc. the following products and services: data subscriptions and licensing of publications, and credit rating services.
•
Lockheed Martin Corporation. Ms. Stephanie C. Hill is the SVP, Enterprise Business Transformation at Lockheed Martin Corporation. In 2019, the Company and its divisions provided Lockheed Martin Corporation the following products and services: data subscriptions and licensing of publications, credit rating services and index services.
•
Snam S.p.A. Mr. Marco Alverà is the Chief Executive Officer of Snam S.p.A. In 2019, the Company and its divisions provided Snam S.p.A. the following types of products and services: credit rating services, information and benchmark pricing services.
All of these transactions are entered into in the ordinary course of business and on terms that are substantially equivalent to those prevailing at the time for comparable transactions with other similarly situated customers or vendors of the Company. None of the transactions described above exceeds 1% of the Company’s consolidated revenue or that of such other company.
In making its independence determinations with respect to our Directors, the Board reviews the materiality of these transactions not only from the standpoint of the applicable Director but also from the standpoint of the organizations in which they serve. Based on this review, the Board has concluded that these transactions do not interfere with the ability of each such Director to exercise independent judgment in carrying out his or her Board responsibilities.
       2020 Proxy Statement       11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Leadership Structure of the Board of Directors
The Board reviews its leadership structure and selects the Chairman of the Board annually based upon such criteria as the Company’s independent Nominating and Corporate Governance Committee recommends and consideration of what the Directors believe to be in the best interests of the Company at a given point in time.
Mr. Charles E. Haldeman currently serves as the Board’s independent Chairman. The only member of management who serves on the Board is Mr. Douglas L. Peterson, the Company’s President and Chief Executive Officer. The position of Chairman of the Board has been held by an independent Director since 2015.
The Board believes that it is in the best interests of the Company and its shareholders for the positions of Chairman and CEO to be held by separate individuals. The Board believes that this leadership structure assures the appropriate level of independent Board oversight of management and strengthens our commitment to sound governance by effectively allocating authority, responsibility and oversight between management and the independent members of our Board. Maintaining separate roles permits the CEO to focus more time and energy on day-to-day management of the Company and the Company’s strategic direction, while the Chairman offers an independent perspective and oversees corporate governance matters and the operations of the Board.
Our Independent Board Chairman

Offers strong leadership
 ✔
Setting Board and corporate culture by example

 ✔
Building consensus around the Company’s strategy

 ✔
Providing direction as to how the Board operates

Facilitates independent oversight of management
 ✔
Chairing executive sessions of the Board’s independent Directors

 ✔
Setting the agenda for Board meetings in consultation with other Directors, the CEO and Corporate Secretary

 ✔
Serving as an informational resource for other Directors

Promotes communication between management and our Board
 ✔
Meeting regularly with and providing counsel to the CEO, Chief Financial Officer, Chief People Officer, General Counsel and other senior executives

 ✔
Sharing feedback to Board members, the CEO and other senior executives

Leads Board consideration of key governance matters
 ✔
Overseeing the Board self-evaluation process, together with the Nominating and Corporate Governance Committee

 ✔
Overseeing Director succession planning, Board refreshment, composition and diversity, together with the Nominating and Corporate Governance Committee

 ✔
Overseeing CEO succession planning, performance evaluations and compensation decisions, together with the Compensation and Leadership Development Committee

Engages with shareholders
 ✔
Leading the Annual Shareholder Meeting

 ✔
As needed, and where circumstances warrant, acting as spokesperson for the Board, including by engaging with shareholders who request direct communication with the Board

In the future, if the Chairman is not an independent Director, our Corporate Governance Guidelines require that an independent Director be designated as presiding director to lead the executive sessions of the independent Directors at Board meetings, consult on committee selection, and communicate the annual evaluation of the CEO, together with the Chairman of the Compensation and Leadership Development Committee. In addition, each of the Committees of the Board is led by an independent Director acting as the Committee Chair.

12       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Board and Committee Self-Evaluations
The Board annually assesses the performance and effectiveness of the Board, its Committees, the Chairman of the Board, each Committee Chair and each Director through an annual self-evaluation. The Board and each Committee discuss their respective self-evaluation results and, as appropriate, implements enhancements and other modifications identified during the self-evaluation process.
Evaluation Process
The independent Chairman of the Board oversees and the Nominating and Corporate Governance Committee establishes and administers the annual evaluation process, including determining the format. The Chair of the Nominating Committee presents the results and findings to the full Board and its Committees to identify opportunities to further enhance Board, Committee, Chair and individual Director effectiveness.
       2020 Proxy Statement       13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Shareholder Engagement
We value our shareholders’ feedback and are committed to engaging in constructive and meaningful dialogue with shareholders regarding our governance practices, executive compensation program and other areas of shareholder focus throughout the year, including the Board’s oversight of risk, strategy, talent and environmental, social and governance (ESG) matters. Maintaining an ongoing and active dialogue with shareholders is critical to the development of a sound governance process that promotes transparency, accountability and long-term shareholder value by:
•
Providing our investors with visibility into our business strategy, governance practices and compensation programs;
•
Helping us determine which issues are important to shareholders in order to share and exchange our views on those issues; and
•
Offering us an opportunity to identify emerging issues that could impact our business and influence our practices.

Engagement

- Year-round **investor relations engagement** through industry conferences, non-deal roadshows and investor meetings.
- **Annual off-season outreach** with top institutional investors in the fall on general corporate governance, **executive compensation and other matters** led by our Corporate Secretary.
- **Targeted proxy-season outreach** with broader investor base, as necessary, to address topics of interest in **preparation** for Annual **Meeting**.

Communication

- **Management reports to Board**, Nominating and Corporate Governance **Committee** and any other relevant **Committees**, feedback for Board **consideration and** review.
- Shareholder feedback helps Board **identify areas of investor focus and priorities**.

Review and Assessment

- **Board reviews and assesses shareholder feedback** from engagement **activities** and Annual **Meeting voting results**, including say-on-pay results.
- Board also **reviews governance best practices and trends**, regulatory developments and corporate governance frameworks **to identify opportunities for continual** improvement.

Responsiveness

- **Board implements any changes** and enhancements to governance **practices that the Board views** in the Company's best interests, makes appropriate **compensation adjustments** and provides guidance to management on **their communications with** shareholders.
- **Management communicates enhancements** to governance and **compensation practices** through proxy disclosure, Corporate Responsibility and TCFD reports and ongoing shareholder engagement.

How We Engage
A shareholder engagement team consisting of senior management, Investor Relations and the Corporate Secretary leads our outreach initiatives, seeking input from our shareholders in a number of forums year-round, including proactive off-season outreach to institutional investors and targeted proxy-season outreach, as appropriate, on specific areas of investor focus.
Investor Relations Activities
As part of our ongoing Investor Relations outreach, members of senior management and Investor Relations routinely engage with institutional investors by participating in industry conferences, non-deal roadshows and one-on-one meetings. In 2019, the Investor Relations team continued our active dialogue with investors by attending 14 investor conferences, visiting investors in 29 cities and conducting investor meetings with over
14       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

1,000 investors. These activities allow our senior management and Investor Relations team to share and discuss our business strategy and achievements, solicit investor feedback on our performance and seek insight into our investors’ priorities throughout the year.
Corporate Secretary Outreach
We also conduct proactive annual outreach by inviting governance representatives of our largest institutional shareholders to discuss corporate governance, compensation, environmental and social and other matters with the Corporate Secretary both during and outside of the proxy season.
As part of our annual off-season outreach conducted during the fall and winter of 2019-2020, we invited our largest long-term institutional investors, collectively representing approximately 30% of our shares outstanding, to discuss general corporate governance, sustainability and executive compensation matters and provide feedback.
Communicating Shareholder Feedback
The shareholder engagement team regularly reports to the full Board, the Nominating and Corporate Governance Committee and any other committees, as necessary, on the Company’s outreach activities, shareholder feedback and recommended best practices.
Our recent engagement initiatives have covered a wide range of important governance topics, providing valuable insights and feedback regarding the following areas of investor focus:
ENGAGEMENT TOPICS
✔
Board composition, refreshment and diversity

✔
Succession planning

✔
Director overboarding

✔
Board oversight of long-term corporate strategy and risk management

✔
Executive compensation plan design, metrics and alignment with performance

✔
Environmental and social issues

✔
Workforce planning, human capital management and talent development

✔
ESG disclosure and reporting standards

✔
Shareholder engagement

No significant concerns were raised by investors this year and investors expressed strong overall support for our governance framework and executive compensation program, including the link between pay and performance.
Board Review and Responsiveness
The Board and its relevant committees consider our shareholders’ views and perspectives as part of their decision-making process on key issues related to strategy, governance, compensation and environmental and social responsibility to integrate shareholder input and emerging best practice into our governance process.
Some recent governance enhancements in response to investor input include:
✔
Expanded disclosure on ESG, including through publication of our first report on climate-related risk and opportunities in accordance with the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD) in 2019, and inclusion of more robust and in-depth voluntary disclosure on human capital management in this Proxy Statement.

✔
Formally incorporating oversight and review of culture in the Compensation Committee Charter in 2019.

✔
Introduction of a Director overboarding policy to our Corporate Governance Guidelines in 2018, limiting the number of public-company boards on which our directors may serve (excluding service on our Board, up to two outside boards for public company executive officers and four outside public company boards for other Directors, unless Nominating and Corporate Governance Committee determines such outside board service would not impair the Director’s service to the Company).

       2020 Proxy Statement       15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

✔
Enhanced corporate governance disclosure, including in the areas of risk oversight, Board composition and skills, refreshment and succession planning, Board self-evaluations and shareholder engagement.

In addition, many of the improvements to our governance and compensation structures implemented over the last several years have been informed by shareholder feedback. Examples of prior governance and compensation program changes made in response to shareholder feedback are highlighted on page 65 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Contacting the Board
We believe communication between the Board and the Company’s shareholders is an important part of the governance process. Shareholders and other interested parties may communicate with our Board or any Director or Committee by addressing communications to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003.
The Corporate Secretary may sort or summarize the communications as appropriate and, depending on the nature of the communication, the correspondence will either be forwarded or periodically presented to the Board. As needed, and where circumstances warrant, the independent Board Chairman will act as spokesperson for the Board, including by engaging with shareholders who request direct communication with the Board. Communications that are personal grievances, commercial solicitations, customer complaints or that contain inappropriate or offensive content will not be communicated to the Board or any Director or Committee.
16       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Role of Board of Directors in Risk Oversight
The Board is broadly responsible for overseeing and evaluating the management of the Company, including the development and implementation of the Company’s strategic objectives, and provides direction to management in the interest of and for the benefit of the Company’s shareholders. In connection with the Board’s important role in overseeing the Company’s strategic direction for the benefit of shareholders, the Board oversees risk management. The Board believes that effective risk management is essential to the Company’s commitment to deliver long-term shareholder value. Highlights of the Board’s risk management process include:
Risk Management Highlights
✔
Ongoing and in-depth review of key risks by the full Board. The full Board reviews or discusses key risks and risk management throughout the year:

✔
As part of regular Committee reports at each Board meeting;

✔
As part of all strategy discussions and business updates;

✔
As an in-depth agenda topic at least once a year;

✔
As part of a biannual update on cyber risk from the Chief Information Security Officer, the Chief Risk Officer and the Chief Information Officer; and

✔
As part of a biannual update on talent management topics from the Chief People Officer.

✔
In-depth Committee reviews of key risks, including Audit Committee review of management’s process for key risk escalation and metrics for assessing risk. For additional information on the risk oversight responsibilities of each Committee, see page 18 of this Proxy Statement.

✔
Committee coordination and collaboration. In addition to their own focused reviews of key risks, Committees coordinate to ensure effective and robust coverage across all Committees impacted by and with oversight responsibility for such risks:

✔
Committees refer matters with common touchpoints to one another for follow-up; and

✔
Directors with specific subject-matter expertise are invited to join discussions where their insight may be particularly valuable.

✔
Ongoing oversight between Board meetings. The Chairman of the Board and the Committee Chairs serve as liaisons facilitating ongoing oversight of risk management and dialogue with management between meetings.

✔
The Audit Committee Chair engages with management and the Company’s independent auditor between meetings to ensure continuous coverage and monitoring of key risks.

✔
Reliance on outside experts and advisors for independent external advice and expertise on topics including cyber risk, regulatory and public policy changes, and market and industry dynamics, including M&A.

✔
Directors engage in discussions of key risks in informal, non-Board room meetings, including at scheduled Board dinners.

Role of Board and its Committees
The Board has oversight responsibility for the Company’s risk management framework, which is designed to identify, measure, assess, mitigate, monitor and report risks across the Company. In overseeing the Company’s risk management framework, the Board strives to ensure that the Company’s overall risk exposure is appropriately aligned with the Company’s strategy and agreed risk tolerances, focusing on the most significant strategic and competitive, financial, operational, legal and compliance, technology and cybersecurity, talent management and culture risks facing the Company.
The Board exercises its risk oversight responsibilities both directly and indirectly through the Board’s Committees by delegating oversight for specific categories of risk to its Committees, which assist the Board in evaluating the key risks faced by the Company and assessing the Company’s policies, procedures, monitoring and escalation protocols as they relate to risk management.
       2020 Proxy Statement       17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Board and Committee Oversight of Certain Key Risks
As part of the Board’s responsibility to exercise effective and meaningful oversight of the Company’s risk management process, the Board periodically reviews key risks at the Board and Committee level and periodically assesses the appropriate oversight structure for such risks.
18       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Technology and Cyber-Risk Oversight
Informed by the most recent such discussions and given the nature of our operations, our Board and Nominating and Corporate Governance Committee gave significant consideration over the past three years to the appropriate oversight structure for risks associated with technology and cybersecurity as well as the risks themselves. The full Board is briefed on enterprise-wide technology and cybersecurity risk management and the overall technology and cybersecurity environment both by the Audit Committee, the Finance Committee and management. In addition, the Board receives a biannual update from the Chief Information Officer, the Chief Risk Officer and the Chief Information Security Officer.
The Board coordinates with the Audit Committee and Finance Committee to ensure active Board- and Committee-level oversight of the Company’s technology and cyber risk profile, enterprise technology and cyber strategies, and information security initiatives. In addition, the Board has delegated primary responsibility for oversight of key risks of the Company to the Audit Committee. The Audit Committee reviews technology and cyber risks, as well as the Company’s risk mitigation processes and internal control procedures to protect sensitive business information, and receives regular reports from the Chief Information Officer, the Chief Risk Officer and the Chief Information Security Officer on the Company’s technology and cybersecurity programs. In addition, the Finance Committee oversees management’s strategy with regard to technology and cyber risks when considering major capital expenditures and acquisitions.
Human Capital Management Oversight
The Board views effective human capital management as critical to the Company’s ability to execute its strategy. As a result, the full Board and the Compensation and Leadership Development Committee oversee and regularly engage with our CEO, Chief People Officer and senior leadership on a broad range of human capital management topics, including culture, talent management and succession planning, compensation and benefits, diversity and inclusion and employee feedback gathered from the Company’s annual employee VIBE survey. In addition to the full Board’s review of talent management topics as standing agenda items, the Board also receives regular report outs from the Compensation Committee on human capital management topics throughout the year. In connection with the Compensation Committee’s oversight of human capital management, the Committee formally amended its Charter in 2019 to memorialize the Committee’s review and oversight of Company culture.
ESG Oversight
The Board views oversight and effective management of ESG related risks as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. The Board receives regular updates on ESG topics and biannual updates on the Company’s ESG products and offerings. In addition to oversight by the full Board, the Board has also delegated primary responsibility for more frequent and in-depth oversight of the Company’s ESG strategy, risks and risk mitigation to the Nominating and Corporate Governance Committee. The Board also coordinates with its other Committees to ensure active Board- and Committee-level oversight of the Company’s management of ESG related risks across the relevant Committees.
Risk Assessment of Compensation Policies and Practices
At least annually, the Compensation and Leadership Development Committee oversees a risk review of the various components of our compensation program. In 2020, the Committee and its independent compensation consultant determined that the Company’s compensation plans, programs and policies do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. For additional information, see page 86 of this Proxy Statement.

       2020 Proxy Statement       19

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Role of Management
While the Board provides oversight, management is responsible for the day-to-day management of the Company’s risk exposures in a manner consistent with the strategic direction and objectives established by the Board. Management provides regular updates to the Board and the Audit Committee concerning strategic, operational and emerging risks and the Company’s efforts to mitigate those risks. As a critical component of the Company’s risk management process, management has adopted an integrated risk management framework to continuously identify, assess, measure, manage, monitor and report current and emerging non-financial risks. As part of this framework, the Company has an Enterprise Risk Management (ERM) Committee which is chaired by the Company’s Chief Risk Officer. The ERM Committee oversees the Company’s risk management framework, including the implementation of the framework components across the Company and promotes a strong Company-wide culture of risk management, compliance and control.
20       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Talent Management and Succession Planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure appropriate succession plans are in place so that the Company has the executive talent it needs to successfully execute the Company’s short-term and long-term business objectives.
Roles and Responsibilities
In consultation with the CEO, Chief People Officer (the “CPO”) and other members of management, the Nominating Committee, the Compensation Committee and the full Board review short-term and long-term succession planning for the development, retention and replacement of senior talent both formally, at least on an annual basis, as well as informally throughout the year in Executive Session and at Director-only Board dinners.
       2020 Proxy Statement       21

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Corporate Environmental and Social Responsibility
We see environmental, social and governance (“ESG”) concerns as essential components of sustainable Company performance and the successful implementation of our long-term, customer-focused business strategy to Power the Markets of the Future. ESG permeates all aspects of our business and guides our purpose to accelerate progress in the world by providing intelligence that is essential for companies, governments and individuals to make decisions with conviction.
ESG considerations inform how we manage our Company, including our risk management framework and our governance mechanisms for Board oversight, how we develop innovative new products and services to anticipate the evolving needs of our clients and broader market stakeholders and how we deliver sustainable growth that positively impacts the communities in which we operate and local economies across the world.
Governance
In recent years, our Board of Directors has taken active steps, summarized in the chart on page 8 and described more fully on pages 9 through 10 of this Proxy Statement, to enhance the Company’s corporate governance environment. Reflecting our ongoing commitment to integrity and transparency, we continue to refine governance policies and procedures, taking into account evolving best practices and the best interests of our shareholders, the Company and other stakeholders.
Our Corporate Responsibility leadership structure also reflects this imperative. In 2019, we combined the corporate responsibility and diversity activities under a newly created Chief Corporate Responsibility & Diversity Officer, reporting to the CEO. This team, along with our Operating Committee, directs our Corporate Responsibility and diversity programs and ESG reporting and regularly updates the Board on our corporate responsibility strategy and activities. Other senior leaders provide input through the Diversity and Inclusion Council, Environmental Action Committee and Environmental Health & Safety Committee. Our global Corporate Responsibility & Diversity team implements day-to-day programs with support from senior leaders and relevant corporate functions. Some of these efforts are highlighted below starting on page 25 of this Proxy Statement.
Material ESG Factors
Our approach to ESG strategy and corporate sustainability begins with understanding, and acting on, the environmental, social and governance issues that most impact our business performance. As our Company has evolved, so have our material ESG issues.
Our initial materiality assessments were based on input from across the Company and aligned with leading external reporting frameworks. In assessing key material topics for our business and sector, we referenced the Global Reporting Initiative’s (GRI) standards, the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (TCFD) and the Sustainability Accounting Standards Board (SASB). Our Corporate Responsibility team also worked with stakeholders across the Company, including People, Global Real Estate Services, Legal, the Corporate Secretary and Risk & Audit, to identify key priorities based on likelihood and impact at S&P Global. The material ESG topics we identified will strengthen our strategic decision-making.
22       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Moving forward, we will further invest to:
•
enhance governance processes that promote corporate and social responsibility and accountability;
•
develop a more effective internal risk control environment, including in the areas of technology, cybersecurity and crisis management, and more sustainable environmental management;
•
foster and promote a diverse, talented and well-trained workforce and performance-driven workplace culture; and
•
identify, develop and provide innovative market-leading ESG products and solutions to ESG issues.
Environmental Sustainability
We are committed to promoting environmental sustainability both internally, by minimizing our environmental footprint, and externally, by providing transparent disclosure of our climate-related business risks and launching innovative tools to help drive sustainable investment in the marketplace.
Corporate Sustainability & Environmental Management
We strive to reduce our corporate environmental impact by seeking opportunities to increase efficiency and promote resource conservation.
Corporate sustainability initiatives to decrease our carbon emissions and natural resource consumption are supported and integrated across our global operations through comprehensive programs, targets, and performance tracking and reporting. A cross-functional Environmental Action Committee co-chaired by the Chief Corporate Responsibility & Diversity Officer and the Senior Vice President, Global Real Estate Services (GRES) manages the environmental sustainability of the Company. The Committee oversees collection and tracking of key environmental metrics, sets environmental performance targets and has ownership of related policies and programming.
Climate-Related Financial Disclosure
We support informed and sustainable investment through standardized analysis and disclosure of financially material climate-related risks and opportunities, in accordance with the recommendations of the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD).
Powered by the Company’s Trucost ESG Analysis, we conducted a comprehensive climate scenario analysis across our businesses in 2018 to assess our climate-related risks and opportunities to mitigate those risks and drive innovation.
In 2019, our CFO launched a TCFD Committee to support ongoing monitoring of enterprise-wide climate-related risks and development of new products and services to provide ESG solutions responsive to existing market gaps and evolving client needs. Among other things, the TCFD Committee’s work culminated with the release of our inaugural TCFD report of the 2018 climate-related risks assessment, providing investors with disclosures responsive to each of the TCFD Recommendations as outlined below on page 24 of this Proxy Statement.
       2020 Proxy Statement       23

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

TCFD Disclosure Highlights
Essential Intelligence for Sustainable Investment
We offer data and analytics for sustainable investment through innovative ESG solutions that power the markets for good. As a leading provider of data and analytics, we invest in the development and delivery of ESG data, ratings, benchmarks and insights to address the sustainability goals of our customers and anticipate consumer needs related to ESG issues.
24       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

We have developed and launched and continue to develop a suite of products across our underlying business units that offer innovative solutions for our clients’ evolving ESG needs, so they can accelerate progress by identifying growth opportunities and mitigating ESG risk. Most recently:
•
S&P Dow Jones Indices introduced a global suite of ESG indices in 2019, including the S&P 500® ESG Index, with approximately $450 million in associated Exchange-Traded Funds (ETF) Assets Under Management (AUM).
•
S&P Global Ratings launched ESG Evaluations in 2019, providing forward-looking corporate benchmark reports with relative analysis of an entity’s ESG profile and preparedness to respond to ESG factors, as well as Green Evaluations, offering an analysis of the environmental impact and climate risk attributes of a security or asset and a second party opinion on a security or asset’s alignment with the Green Bond Principles (GBP).
•
Trucost launched Climate Change Physical Risk Analytics in 2019, covering over 15,000 companies, to help investors and market participants assess the exposure of businesses’ assets to climate change.
We continue to build out our ESG data and analytics capabilities, including through the recent acquisition of the ESG ratings business of RobecoSAM and ongoing development of a new ESG visualization and scenario analysis tool by S&P Global Market Intelligence for its desktop customers.
Social Responsibility
Powering the Markets of the Future and accelerating progress requires a skilled, diverse and engaged workforce to implement our strategy and purpose as well as an inclusive global economy. We invest in our people and communities as critical to the success of our long-term strategic vision and ability to accelerate progress.
Investing in our People
Our people create value and are the foundation of everything we do, powering our impact on communities and economies. Ensuring a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power the Markets of the Future and a corporate priority set from the top.
We invest in our people and human capital management through diversity and inclusion strategies, learning and development programs, competitive compensation and benefits programs, and mechanisms for engagement and accountability.
Diversity & Inclusion
Our ability to attract and retain a diverse and inclusive workforce is critical to our long-term strategy, driving business growth and innovation and empowering our people to achieve their full potential.
The Corporate Responsibility & Diversity team partners closely with our talent acquisition and talent development teams to ensure alignment of the Company’s human capital management with our corporate strategy and vision. Our People team leads management’s efforts to recruit and retain diverse talent from all backgrounds, instill an inclusive culture and strengthen programs that provide advancement opportunities for all.
An executive Diversity & Inclusion Council directs and oversees our enterprise-wide diversity and inclusion strategy, advancing and ensuring accountability for diversity and inclusion programs across the organization. The Diversity & Inclusion Council, with our CEO and Chief People Officer as chairs, sets our enterprise-wide diversity and inclusion strategy and provides regular updates to our Board of Directors on progress.
We also measure progress on our diversity and inclusion programs as part of our enterprise and division balanced scorecards, which are reviewed by the CEO quarterly and the Board at least biannually, and impact short-term incentive compensation.
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Connecting Colleagues

Employee Resource Groups
We connect colleagues across our organization through nine, best in class, employee resource groups (ERGs).
These global and employee-led networks offer career experiences and network-building opportunities that foster professional development and support workplace diversity.

Learning & Development
We invest in learning and development tools and programs across and at every level of our organization to help employees expand their knowledge, skills and experience and guide career advancement in support of our long-term strategy.
Technology Training	Career Coaching	Leadership Development

We launched an EssentialTECH initiative in 2017 and a Data Science Academy in early 2019 to enhance the technology skills and training of our workforce and accelerate our ability to solve complex problems using a multidisciplinary blend of data inference, algorithm development and technology education for all employees.	We launched a career coaching program in 2019, offering customized support through global career coaches, to empower people to take ownership of their career and help them navigate their career path and opportunities to grow within S&P Global.	We invest in developing leaders at all levels of our organization through targeted programs designed to foster leadership excellence in career managers, develop emerging leaders and strengthen our executive talent bench, providing a robust internal succession pipeline for our Operating Committee.
Competitive Compensation & Benefits
We believe compensation and benefits programs are critical to the overall employee experience. Offering market competitive, people-centric and performance driven compensation and benefits is key to our recruitment strategies, talent management and workforce planning.
Based on employee feedback, competitor research and market data, we have introduced new and enhanced “people first” benefits in 2018 through 2020 to support our “people first” philosophy and advance employees’ wellbeing at work and beyond.
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Engagement & Accountability
In order to deliver on our long-term strategy to Power the Markets of the Future, we believe it is critical for our people to understand how their work contributes to the Company’s overall corporate strategy and purpose. We strive to create a unified workplace culture, emphasizing purpose, values and inclusion and invite employee feedback through a variety of channels for open communication and engagement, including small group employee round-table discussions with our business leaders and our annual employee VIBE survey.

Tracking Employee Satisfaction
Our annual employee VIBE survey reflects a highly engaged work environment and employee alignment with our strategy and purpose. We achieved an 89% participation rate in the 2019 VIBE survey and employee responses designed to assess engagement were 80% favorable. To reinforce management accountability, we track employee survey scores in our enterprise and division balanced scorecards, with outcomes against survey targets impacting short-term incentive outcomes.

Investing in Communities
We are committed to serving the communities in which we operate worldwide. In 2019, we signed the updated Statement on the Purpose of a Corporation issued by the Business Roundtable, an association of America’s leading companies in which we participate, recognizing a corporation’s responsibility to represent the interests of a wider range of stakeholders as an essential component of corporate sustainability and long-term economic viability. We demonstrate this commitment to serving all stakeholders by investing in communities and promoting an inclusive global economy in a number of ways.
The S&P Global Foundation donates to a variety of non-profit organizations and local community programs across our global offices. In 2018, we accelerated our investment in community organizations through a $20 million contribution to the S&P Global Foundation. In 2019, the S&P Global Foundation awarded 50 grants in furtherance of our corporate responsibility goals to:
•
Bridge the Global Skills Gap by investing in STEM (science, technology, engineering and math) education;
•
Create an Inclusive Economy by advancing women in the workplace and the economy and expanding opportunity for the underserved; and
•
Promote a Sustainable Future by integrating ESG in our operations and financial markets.
We encourage our employees to volunteer and support employee gift-matching to eligible non-profit institutions. In 2019, we launched Essential Impact, a new year-round employee volunteer program, permitting us and our employees to be more responsive to pressing community needs by providing employees with five paid “Give Back Days” a year to spend volunteering.
We used our essential intelligence to make a positive impact in the world by launching our #ChangePays campaign in 2019 to spotlight the positive impact of women in the workforce on companies, organizations, economies and global communities. We shared our findings with the World Economic Forum, the Institute of International Finance, and the International Monetary Fund as well as many other organizations.
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Process for Identifying and Evaluating Directors and Nominees
The Nominating and Corporate Governance Committee reviews with the Board, on an annual basis, the current composition of the Board and identifies the types of skills and qualifications desirable for future Board members in light of the current and anticipated needs of the Board and its committees.
Based on its annual review, the Committee recommends to the Board the general selection criteria for Director nominees, screens potential Director candidates and recommends the slate of Director nominees for election to the Board at the Company’s Annual Meeting.
Board Refreshment and Succession Planning
We believe that thoughtful Board refreshment and proactive Director succession planning is an integral part of the Company’s ability to deliver on its long-term strategy.
Board Refreshment
To ensure the right balance of fresh new perspectives with the institutional knowledge contributed by our longer-serving Directors, the Committee regularly oversees and reviews practices to enhance the Board’s refreshment process. Our Corporate Governance Guidelines incorporate refreshment mechanisms, including mandatory retirement from re-election after reaching age 72 and mandatory resignation offers upon a change in circumstances described further on page 9 of this Proxy Statement.
We value the historical knowledge and experience our long-term Directors bring to the Board. Although the Committee considers Director tenure as a factor in identifying the slate of Director nominees, tenure alone is not a critical or determinative factor.
Succession Planning and Director Recruitment Process
In anticipation of retirements, resignations and evolving strategic needs for new skills and capabilities, the Committee conducts proactive, strategy-driven Director succession planning. The succession planning and new Director recruitment process is designed to be responsive to anticipated future needs in light of evolving business, industry and market dynamics and to ensure the Board’s members bring the right balance of skills, experience, tenure and diversity to effectively promote, support and oversee the implementation of our long-term strategy.
The Committee follows a multiphase approach to succession planning and the Director recruitment process to identify and evaluate potential new Director candidates.
As part of the evaluation process, the Committee reviews and considers available information regarding each candidate, including skills and qualifications, as well as diversity of background, experience and thought (including age, gender, race/ethnicity and geography). Although the Committee considers diversity as a factor in assessing the appropriate skills and qualifications required of Board members, the Board does not have a formal policy with regard to diversity in identifying Director nominees. The Committee also reviews the candidate’s independence, potential conflicts and any reputational risks.
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Shareholder Nominations and Recommendation of Director Candidates
Candidates may come to the Committee’s attention through recommendations from current Board members, senior management, professional search firms, shareholders or other sources. The Committee will consider Director candidates recommended by shareholders and evaluates shareholder candidates based on the same selection criteria it uses for other Director candidates. Shareholder recommendations should be addressed in the manner and by the deadlines described on page 5 of this Proxy Statement to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003.
Director Training and Education
New Directors participate in a comprehensive orientation and training program to introduce them to the Company and management as well as provide information regarding our business operations and strategy. The orientation program is a valuable part of the Director onboarding process and is periodically reviewed by the Nominating and Corporate Governance Committee.
Throughout their tenure, Directors are encouraged to enroll in educational and training programs, and the Nominating and Corporate Governance Committee periodically reviews participation in such programs. In addition, the full Board receives regular management updates on industry and corporate governance developments affecting the Company and conducts in-depth bi-annual strategy sessions to discuss the most critical strategic issues, opportunities and challenges facing the Company.
To enhance their understanding of the Company’s business, Directors also participate in off-site meetings at our various offices across the globe where they interact directly with local personnel responsible for day-to-day operations. These activities ensure that our Board members remain knowledgeable and informed of the most important business issues facing our Company and have deeper access to talent.
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Specific Experience, Qualifications, Attributes and Skills of Directors
The Nominating and Corporate Governance Committee and the Board seek Directors with experience, qualifications, attributes and skills that align with our business strategy. The following table describes key experience and expertise that our Director nominees collectively possess and that we consider most relevant to the decision to nominate candidates to serve on the Board.

Director Skills & Experience

Total Out of 12 Directors

CEO Leadership Experience. Active or recently retired CEO of a large, complex, multinational organization.

Directors with executive leadership experience provide a practical understanding of organizations, processes, strategic planning, risk management, human capital management and development and demonstrate strong abilities to motivate and effectively manage others.

7

Accounting & Finance. Experience as an accountant or auditor at a large accounting firm, Chief Financial or Accounting Officer, Controller or other relevant experience in finance and accounting, including experience in accounting, financial reporting processes, capital allocation, financial markets, M&A and post-merger integration.

Financial and accounting experience provides proficiency in complex financial management, capital allocation and financial reporting processes critical to oversight of effective internal controls and accurate reporting. 4 out of 12 Director nominees qualify as audit committee financial experts and all possess literacy in accounting and financial reporting.

11

Industry Experience (Financial Services, Capital & Commodities Markets). Experience in one or more of the consumer industry sectors or growth segments that the Company serves, including the financial services industry, fintech and capital markets.

Industry experience provides an understanding of our business and marketplace dynamics important in overseeing the development and implementation of our operating plan and business strategy.

7

Global Perspective & International Expertise. Leadership experience in global roles at multinational companies or in international markets, including oversight of international issues and operations and experience in the geographic regions in which we operate.

International experience provides useful business and cultural perspectives, including an understanding of diverse business environments, economic conditions and regulatory frameworks and insight on global market opportunities and the challenges of entering new markets and navigating local and regional geopolitical sensitivities.

6

Strategic Planning, Business Development & Operations. Strategic experience managing consumer-facing businesses and operations, including defining and driving the strategic direction and growth of large organizations.

Directors with strategic planning and business and product development experience provide insight on developing innovative solutions and adapting our business and strategy to meet the evolving needs and expectations of our consumers.

7

Consumer, Sales & Marketing. Experience in a consumer-services business with expertise in sales, marketing and brand management.

Directors with consumer-services experience bring an understanding of the consumer-orientation of our business essential to our commitment to provide outstanding service.

11

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The Nominating and Corporate Governance Committee has reviewed with the Board the specific experience, qualifications, attributes and skills of each Director nominee standing for election as a Director at this Annual Meeting. The Committee has concluded that each Director nominee has the appropriate skills and qualifications required of Board membership and that each possesses an in-depth knowledge of the Company’s complex global businesses and strategy. The Committee further believes that our Board is composed of well-qualified and well-respected Directors who are prominent in business, finance, and the global capital and commodity markets.
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Director Skills Matrix
A mark in the Director skills matrix below indicates a specific or specialized area of focus or expertise that each Director nominee brings to the Board. Not having a mark does not mean the Director does not possess that qualification or skill.
Additional information regarding the experience and key competencies of each individual Director nominee and current Director, as reviewed and considered by the Committee, is provided on pages 33 through 44 of this Proxy Statement.
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Director Nominees
Our Board has nominated the following 12 Director nominees to stand for election at the Annual Meeting to serve one-year terms that will expire at the 2021 Annual Meeting. All nominees are currently serving as Directors of the Company and have been previously elected by our shareholders. Set forth below is information regarding each of the 12 Director nominees. Please see pages 1 through 7 and page 115 of this Proxy Statement for voting information. Following each Director nominee’s biography below, we have highlighted certain notable skills and qualifications that the Nominating and Corporate Governance Committee reviewed and considered when recommending the Director nominee. Committee membership is identified for the one-year term expiring at the 2020 Annual Meeting.
MARCO ALVERÀ, 44
Independent Director Since: 2017 Board Committees: Finance Nominating and Corporate Governance Other Current Listed Company Directorships: Snam, S.p.A.
Career Highlights
Mr. Alverà, is the Chief Executive Officer of Snam S.p.A., Europe’s leading natural gas utility. He served as Chairman of the board of Snam Rete Gas until November 2017. Prior to joining Snam in 2016, Mr. Alverà held a number of senior management and operational leadership positions at Eni S.p.A., among them, Head of Eni’s commodities trading and shipping business, and Senior EVP of Upstream. He has participated in the upstream, midstream and downstream aspects of the oil and gas industry. Prior to Eni S.p.A., Mr. Alverà served as Head of Group Strategy at Enel S.p.A., a multinational power company functioning in the gas and electricity sectors, particularly in Europe and Latin America. He also served as Chief Financial Officer of Wind Telecomunicazioni S.p.A. and co-founded Netesi, Italy’s first broadband ADSL company. Mr. Alverà started his career in investment banking at Goldman Sachs. He previously served on the board of Gazprom Neft, a Russian integrated oil company.
Other Professional Experience and Community Involvement
Mr. Alverà sits on the board of the Cini Foundation in Venice. He is also a frequent speaker and lecturer on business, sustainability, and the energy transition. Mr. Alverà wrote the book “Generation H” (Mondadori) on hydrogen’s potential as a clean energy resource.

Skills and Qualifications
We believe Mr. Alverà’s qualifications to sit on our Board of Directors include his commodities and financial services industry expertise, his global perspective gained through leadership positions in European companies doing business around the world, as well as his executive leadership, finance and strategic planning experience acquired throughout his career in the energy industry.

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William J. Amelio, 62
Independent Director Since: 2019 Board Committees: Audit Finance Other Current Listed Company Directorships: Avnet, Inc.
Career Highlights
Mr. Amelio is the Chief Executive Officer of Avnet, Inc., a global leader of electronic components and services, and has served on Avnet’s board of directors since 2014. Prior to his appointment as CEO of Avnet, he served as Chief Executive Officer of CHC Group, a global helicopter services provider. Mr. Amelio also served as the President and Chief Executive Officer of Lenovo Group Limited. In addition, his experience includes a number of leadership roles in the global technology sector, including serving as senior vice president and president of Dell in Asia-Pacific and Japan, as well as roles at NCR Corporation, Honeywell International and IBM. Mr. Amelio previously served on the board of directors of National Semiconductor.
Other Professional Experience and Community Involvement
He is a co-founder and Chairman of Caring for Cambodia, a nonprofit organization that works to educate the children of Cambodia through building schools, training teachers and providing for basic human needs. Mr. Amelio holds a Master’s degree in management and is a Sloan Fellow of the Stanford Graduate School of Business. He earned a Bachelor’s degree in chemical engineering from Lehigh University.

Skills and Qualifications
We believe Mr. Amelio’s qualifications to sit on our Board of Directors include his extensive experience in various segments of the technology industry, his global perspective gained through leadership positions in Asia Pacific, as well as his executive leadership and operational experience developed while serving in leadership roles in the technology sector.

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WILLIAM D. GREEN, 66

Independent
Director Since: 2011
Board Committees:
Compensation and
Leadership Development
(Chair)
Executive
Nominating and Corporate
Governance
Other Current Listed Company Directorships:
Dell Technologies, Inc.
GTY Technology Holdings, Inc.
Inovalon Holdings, Inc.

Career Highlights
Mr. Green is the former CEO and Chairman of Accenture, a global management consulting and technology services company. He served as Accenture’s Chief Executive Officer from September 2004 through December 2010 and assumed the additional role of Chairman from 2006-2013. Mr. Green was a Director of Accenture from 2001 through January 2013. Prior to serving as Chief Executive Officer, Mr. Green was Accenture’s Chief Operating Officer-Client Services with overall management responsibility for the company’s operating groups and in addition, he served as Group Chief Executive of the Communications and High Tech operating group from 1999 to 2003. He was also Group Chief Executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was Managing Director for Accenture’s business in the United States. He joined Accenture in 1977 and became a partner in 1986. Mr. Green served as a Director of EMC Corporation from July 2013 to August 2016 and as EMC’s independent Lead Director from February 2015 to August 2016. He also served as a Director of Pivotal Software, Inc. until it was acquired by VMware Inc. in 2019.
Other Professional Experience and Community Involvement
In addition, Mr. Green serves on the boards of several other private companies and is on the National Board of Year Up. Mr. Green is deeply involved in several organizations and business groups supporting education in the United States and around the world. He is also a frequent speaker at business, technology and academic forums worldwide.

Skills and Qualifications
We believe Mr. Green’s qualifications to sit on our Board of Directors and Chair our Compensation and Leadership Development Committee include his extensive executive leadership experience gained as the chief executive of a global professional services company providing a range of strategy, consulting, digital, technology and operations services and solutions and his deep understanding of the information technology industry and human capital management.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

CHARLES E. HALDEMAN, JR., 71
Independent Director Since: 2012 Board Committees: Executive (Chair) Finance Nominating and Corporate Governance Other Current Listed Company Directorships: JBG Smith Properties
Career Highlights
Mr. Haldeman, Jr., has been the Non-Executive Chairman of the Company since April 2015. He has served as Trustee of JBG Smith, the largest publicly traded real estate company focused on the Washington, D.C. market since July 2017. He was also the Non-Executive Chairman of KCG Holdings, Inc., an independent securities firm focused on market making and electronic trading, from November 2013 until the company’s acquisition by Virtu Financial in July 2017. He served on the board of DST Systems, Inc., a provider of processing and servicing solutions to the financial services and healthcare industries, from November 2014 until the company’s acquisition by SS&C Technologies Holdings, Inc. in April 2018. He is the former CEO of Freddie Mac, the publicly traded mortgage company. He joined Freddie Mac in 2009 and stepped down as Chief Executive in 2012. Before joining Freddie Mac, he was Chairman of Putnam Investment Management, LLC and served as President and CEO of Putnam Investments from 2003 through 2008. Prior to his tenure at Putnam, he was Chairman and CEO of Delaware Investments and earlier served as President and Chief Operating Officer of United Asset Management Corporation. He holds a Chartered Financial Analyst® (CFA®) designation.
Other Professional Experience and Community Involvement
Mr. Haldeman was Chairman of the Board of Trustees of Dartmouth College from 2007 through 2010, and served as a Trustee from 2004 through 2012.

Skills and Qualifications
We believe Mr. Haldeman’s qualifications to Chair our Board of Directors include his executive leadership experience gained through years of serving as a chief executive in the financial services industry, his corporate governance experience from prior board service, his financial expertise and background in investments and the capital markets industry, which provide our Board with insight into important areas in which the Company conducts business.

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STEPHANIE C. HILL, 55
Independent Director Since: 2017 Board Committees: Audit Compensation and Leadership Development Other Current Listed Company Directorships: None
Career Highlights
Ms. Hill is the SVP, Enterprise Business Transformation of Lockheed Martin. Since joining Lockheed Martin in 1987 as a software engineer, Ms. Hill has held positions of increasing responsibility including: Senior Vice President, Corporate Strategy and Business Development; Vice President & General Manager of Cyber, Ships & Advanced Technologies; Vice President & General Manager of Information Systems & Global Solutions Civil business; Vice President of Corporate Internal Audit; and Vice President & General Manager of the Electronic Systems Mission Systems & Sensors business.
Other Professional Experience and Community Involvement
Ms. Hill serves on the Board of Visitors for the University of Maryland, Baltimore County. Ms. Hill has been recognized for her career achievements and community outreach, especially in the advancement of STEM education. In 2019 and 2018, Black Enterprise recognized Ms. Hill as one of the “most powerful women executives in corporate America” and as one of the “most powerful executives in corporate America.” She was recognized as one of Computerworld’s 2015 Premier 100 IT Leaders and one of Maryland’s 19th Annual International Leadership Awardees by the World Trade Center Institute. In 2014, Ms. Hill was named the U.S. Black Engineer of the Year by Career Communications Group and included on EBONY Magazine’s Power 100 list, recognizing the achievements of African-Americans in a variety of fields. She previously served on the Board of Directors for Project Lead the Way, the nation’s leading provider of K-12 Science, Technology, Engineering and Mathematics (STEM) programs.
Ms. Hill graduated with high honors from the University of Maryland, Baltimore County with a Bachelor of Science degree in Computer Science and Economics; the university also recognized her with an honorary doctorate in 2017.

Skills and Qualifications
We believe Ms. Hill’s qualifications to sit on our Board of Directors include her exceptional technology expertise, her audit and risk management and human capital management experience as well as her depth of operational experience gained managing sizable and sensitive government projects of critical importance. Ms. Hill is a financial expert as defined in the rules of the SEC and the NYSE.

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REBECCA JACOBY, 58
Independent Director Since: 2014 Board Committees: Finance Nominating and Corporate Governance Other Current Listed Company Directorships: Quantum Corp.
Career Highlights
Ms. Jacoby was Senior Vice President, Operations of Cisco Systems, Inc., a worldwide leader in IT networking, until her retirement in January 2018. She was promoted to the role in July 2015 and was responsible for driving profitable growth and enabling operational excellence. Ms. Jacoby oversaw the supply chain, global business services, security and trust, and IT organizations. In her former role as Cisco’s CIO from 2006 to 2015, she made the Cisco IT organization a strategic business partner, producing significant business value for Cisco in the form of financial performance, customer satisfaction and loyalty, market share, and productivity. Since joining Cisco in 1995, Ms. Jacoby held a variety of leadership roles in operations, manufacturing and IT. Prior to joining Cisco, Ms. Jacoby held a range of planning and operations positions with other companies in Silicon Valley. Her extensive understanding of business operations, infrastructure and application deployments, as well as her knowledge of products, software and services helped her advance Cisco’s business through the use of Cisco technology.
In December 2019, Ms. Jacoby joined the board of Quantum Corp. and serves on its Audit Committee and its Leadership and Compensation Committee. Ms. Jacoby served on the Board of Apptio, Inc. from 2018 until its acquisition by Vista Equity Partners in January 2019.
Other Professional Experience and Community Involvement
Ms. Jacoby is a founding member of the Technology Business Management Council. Known for her strong track record of operational excellence, innovative problem solving and talent development, Ms. Jacoby was inducted into the CIO Hall of Fame by CIO magazine and was recognized by Forbes as a “Superstar CIO” in 2012.

Skills and Qualifications
We believe Ms. Jacoby’s qualifications to sit on our Board of Directors include her technology expertise, including an understanding of infrastructure and application deployments, products, software and services, as well as her experience leading innovative teams and extensive operational experience.

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MONIQUE F. LEROUX, 65

Independent
Director Since: 2016
Board Committees:
Audit
Compensation and Leadership Development
Other Current Listed Company Directorships:
Alimentation Couche-Tard Inc.
BCE Inc.
Compagnie Générale des Etablissements Michelin

Career Highlights
Ms. Leroux was Chair of the board of lnvestissement Québec from April 2016 to January 2020. From 2008 to 2016, she was the Chair of the Board, President and Chief Executive Officer of Desjardins Group, the leading cooperative financial group in Canada. Former member of the board of the International Cooperative Alliance (ICA) appointed to serve as President from 2015 to 2017. Prior to joining Desjadins, Ms. Leroux was a partner at Ernst & Young. She currently serves on the audit committees of Alimentation Couche-Tard Inc., BCE Inc., and Compagnie Générale des Etablissements Michelin. She also serves as an independent member of the board of Lallemand Inc., a privately owned company, as a Strategic Advisor to Fiera Capital and as Vice Chairman of Fiera Holdings Inc.
Other Professional Experience and Community Involvement
Companion of the Canadian Business Hall of Fame and the Investment Industry Hall of Fame, Ms. Leroux is a Member of the Order of Canada, and an Officer of the Ordre National du Québec. She is a Chevalier of the Légion d’Honneur (France) and a recipient of the Woodrow Wilson Award (United States). She was a member of the Canada-United States Council for Advancement of Women Entrepreneurs and Business Leaders and was co-chair of the B7 Summit in Canada in 2018. Ms. Leroux previously chaired the Québec government’s Advisory Council on the Economy and Innovation. She has been awarded fellowships by the Ordre des Comptables Professionnels Agréés du Québec and the Institute of Corporate Directors and holds honorary doctorates and awards from eight Canadian universities. Ms. Leroux also serves as Vice Chairman of the Montreal Symphony Orchestra.

Skills and Qualifications
We believe Ms. Leroux’s qualifications to sit on our Board of Directors include her executive leadership experience in the financial services industry, particularly global perspective and international expertise and, together with her extensive financial and accounting expertise, experience managing complex organizations and her corporate governance experience from prior board service. Ms. Leroux is a financial expert as defined in the rules of the SEC and the NYSE.

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MARIA R. MORRIS, 57
Independent Director Since: 2016 Board Committees: Audit (Chair) Executive Finance Other Current Listed Company Directorships: Wells Fargo & Company
Career Highlights
Ms. Morris served on MetLife’s Executive Group for almost a decade (retired September 2017), holding numerous senior leadership positions throughout her 33-year career. From 2011 through her retirement, Ms. Morris was Executive Vice President, MetLife, Inc. and led the Company’s Global Employee Benefits (GEB) business. In her role leading MetLife’s GEB business since 2012, Ms. Morris was responsible for expanding MetLife’s employee benefits business in more than 40 countries, broadening relationships and fueling growth across the globe via local solutions and partnerships with multinational corporations, as well as through distribution relationships with financial institutions. She also served as the interim Head of MetLife’s U.S. Business from January 2016 to June 2017, where she was responsible for approximately 60% of MetLife’s operating earnings, post separation of its retail business. She served as MetLife’s Interim Chief Marketing Officer in 2014, where she continued to strengthen MetLife’s brand across the globe. From 2008 to 2011, Ms. Morris led Global Technology and Operations, where she managed a $1.6 billion IT portfolio and a $2.5 billion procurement and real estate budget. She also oversaw the integration of MetLife’s $16.4 billion acquisition of American Life Insurance Company (Alico). Ms. Morris also currently serves on the board of a privately-held insurance company.
Other Professional Experience and Community Involvement
In addition to her executive roles, Ms. Morris has served on the boards of MetLife Property and Casualty Insurance Company, the MetLife Foundation and the American Council of Life Insurers. Ms. Morris is presently the National Board Chair of the All Stars Project, Inc. and a Board trustee and committee co-chair of Catholic Charities of New York.

Skills and Qualifications
We believe Ms. Morris’s qualifications to sit on our Board of Directors and Chair our Audit Committee include her executive leadership experience in the financial services industry, her technology expertise, her risk management experience and global perspective gained by growing a multinational insurance company across more than 40 countries. Ms. Morris is a financial expert as defined in the rules of the SEC and the NYSE.

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DOUGLAS L. PETERSON, 61
President and Chief Executive Officer Director Since: 2013 Board Committees: Executive Other Current Listed Company Directorships: None
Career Highlights
Mr. Peterson was elected President and Chief Executive Officer of S&P Global, effective November 2013, and he joined the Company in September 2011 as President of Standard & Poor’s Ratings Services. Previously, Mr. Peterson was the Chief Operating Officer of Citibank, N.A., Citigroup’s principal banking entity that operates in more than 100 countries. Mr. Peterson was with Citigroup for 26 years, during which time he led diversified businesses in investment and corporate banking, brokerage, asset management, private equity and retail banking. His prior roles include CEO of Citigroup Japan, Chief Auditor of Citigroup, and Country Manager for Costa Rica and Uruguay.
Other Professional Experience and Community Involvement
Mr. Peterson is a Steward of the World Economic Forum’s (WEF) Shaping the Future of Long-Term Investing, Infrastructure and Development System and a member of WEF’s Financial Services Governors Community. He serves on the Advisory Boards of the Federal Deposit Insurance Corporation’s Systemic Resolution Advisory Committee, the US-China Business Council, the Partnership for New York City, the Kravis Leadership Institute, and the Boards of Trustees of Claremont McKenna College and the Paul Taylor Dance Company. He also co-chairs the Bi-Partisan Policy Center’s Executive Council on Infrastructure, chairs the Business Roundtable’s Smart Regulation Committee, and serves on the boards of the National Bureau of Economic Research and the Japan Society.
Mr. Peterson received an MBA from the Wharton School at the University of Pennsylvania and an undergraduate degree in mathematics and history from Claremont McKenna College.

Skills and Qualifications
As the only member of the Company’s management team on the Board, Mr. Peterson’s presence on the Board provides Directors with direct access to the Company’s chief executive officer and helps facilitate Director contact with other members of the Company’s senior management. In addition, Mr. Peterson brings extensive international expertise having led businesses in the financial services industry.

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EDWARD B. RUST, JR., 69

Independent
Director Since: 2001
Board Committees:
Nominating and
Corporate Governance (Chair)
Compensation and Leadership Development
Executive
Other Current Listed Company Directorships:
Caterpillar Inc.
Helmerich & Payne Inc.

Career Highlights
Mr. Rust is Chairman Emeritus of State Farm Mutual Automobile Insurance Company, the largest insurer of automobiles and homes in the United States. He was CEO of State Farm Mutual Automobile Insurance Company from 1985 to September 2015. He was a Director of the following State Farm affiliates from 2001 to 2014: State Farm Associates Funds Trust; State Farm Mutual Fund Trust; and State Farm Variable Product Trust.
Other Professional Experience and Community Involvement
Mr. Rust is a Trustee of The Conference Board and Illinois Wesleyan University. Additionally, he was formerly Chairman of the U.S. Chamber of Commerce, the American Enterprise Institute, the National Alliance of Business, the Insurance Institute for Highway Safety, the Business- Higher Education Forum and the Business Roundtable’s Education Initiative. Mr. Rust was a member of Business Roundtable, where he served as Co-Chair for more than seven years, and the Financial Services Roundtable, where he served as Chairman. He was also a member of President George W. Bush’s Transition Advisory Team Committee on Education, served on the National (Glenn) Commission on Mathematics and Science Teaching for the 21st Century and on the No Child Left Behind Commission.

Skills and Qualifications
We believe Mr. Rust’s qualifications to sit on our Board of Directors and Chair our Nominating and Corporate Governance Committee include his extensive executive leadership experience gained as the chief executive of a large mutual company in the financial services industry and his broad corporate governance experience from prior board service.

42       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

KURT L. SCHMOKE, 70
Independent Director Since: 2003 Board Committees: Compensation and Leadership Development Nominating and Corporate Governance Other Current Listed Company Directorships: None
Career Highlights
Mr. Schmoke was appointed President of the University of Baltimore in July 2014, after serving at Howard University for almost 12 years. During his tenure at Howard University, Mr. Schmoke served in several roles: Dean of Howard Law School (2003-2012); General Counsel (2012-2014); and Interim Provost (2013-2014). Prior to joining Howard, he was a partner at the Washington, D.C.-based law firm of Wilmer Cutler & Pickering from 2000 through 2002. Mr. Schmoke served three terms as the Mayor of Baltimore from 1987 until 1999. Mr. Schmoke served as the State’s Attorney for Baltimore City from 1982 until 1987. Mr. Schmoke served as a Director of Legg Mason, Inc. from January 2002 until July 2019.
Other Professional Experience and Community Involvement
Mr. Schmoke is Chair of the Board of Trustees of Howard Hughes Medical Institute, a private philanthropic group, and the Baltimore City Community College. He is also a member of the Council on Foreign Relations. Mr. Schmoke was named to President Jimmy Carter’s domestic policy staff in 1977. He was a Director of the Baltimore Life Companies and a Trustee of the Yale Corporation.

Skills and Qualifications
We believe Mr. Schmoke’s qualifications to sit on our Board of Directors include his leadership experience in managing large and complex educational institutions, which provides the Board with a diverse approach to management, as well as his public policy expertise acquired through his government service as an elected official.

       2020 Proxy Statement       43

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

RICHARD E. THORNBURGH, 67
Independent Director Since: 2011 Board Committees: Audit Executive Finance (Chair) Other Current Listed Company Directorships: Repay Holdings Corporation
Career Highlights
Mr. Thornburgh is the former Non-Executive Director and Chairman of Credit Suisse Holdings (USA), Inc. He is also the former Vice Chairman of the Board of Credit Suisse Group A.G. and chaired its Risk Committee. Mr. Thornburgh held key positions throughout his career with Credit Suisse First Boston (CSFB), the investment banking arm of Credit Suisse Group A.G., including Executive Vice Chairman of CSFB from 2004 through 2005. He has also held key positions with Credit Suisse Group A.G., including Chief Financial Officer, Chief Risk Officer and member of the Executive Board of Credit Suisse Group A.G. Mr. Thornburgh is a Director of Repay Holdings Corporation, and serves on its Nominating and Corporate Governance Committee and its Technology Committee. Mr. Thornburgh served on the Board of Capstar Financial Holdings, Inc. from 2008 through 2019. Mr. Thornburgh was the Lead Director of NewStar Financial, Inc. until its sale in December 2017. Mr. Thornburgh serves as the Chairman of the Board of Jackson Hewitt, a privately held company. He was previously Vice Chairman of Corsair Capital LLC, a private equity firm focused on investing in the global financial services industry, and continues to serve as a member of Corsair’s Private Equity Funds’ Investment Committee. He was previously a Director of Reynolds American Inc., National City Corporation and Dollar General Corporation.
Other Professional Experience and Community Involvement
Mr. Thornburgh served on the executive committee for six years and as Chairman of the Securities Industry Association in 2004. In addition, he serves on the University of Cincinnati Investment Committee.

Skills and Qualifications
We believe Mr. Thornburgh’s qualifications to sit on our Board of Directors and Chair our Finance Committee include his financial expertise, his extensive experience in the global financial services industry and his familiarity with strategic transactions acquired through executive-level positions in investment banking and private equity. Mr. Thornburgh is a financial expert as defined in the rules of the SEC and the NYSE.

44       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Committees of the Board of Directors
The Company has standing Nominating and Corporate Governance, Audit, and Compensation and Leadership Development Committees. The Chair of each Committee reports to the full Board as appropriate from time to time. Each standing Committee has a Charter that is reviewed by the respective Committee at least annually and by the Nominating and Corporate Governance Committee on a regular basis. In addition to these three standing Committees, the Board has an Executive Committee and a Finance Committee. A brief description of the Committees follows.
Nominating and Corporate Governance Committee
Members
Edward B. Rust, Jr. (Chair), Marco Alverà, William D. Green, Charles E. Haldeman, Jr., Rebecca Jacoby, Kurt L. Schmoke
Role and Responsibilities
The Nominating and Corporate Governance Committee’s primary responsibilities include, among other matters:
•
Recommending to the Board the general criteria for selection of Director nominees and evaluating possible candidates to serve on the Board;
•
Recommending to the Board appropriate compensation to be paid to Directors;
•
Determining whether any material relationship between a non-management Director and the Company might exist that would affect that Director’s status as independent;
•
Making recommendations, from time to time, to the Board as to matters of corporate governance and periodically monitoring the Board’s performance; and
•
Reviewing with the Board succession plans for the Chief Executive Officer.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
•
The Committee reviews with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the then-current composition of the Board. The Committee evaluates the skills and qualifications of the existing Board and potential candidates on a continuing basis.
•
The Committee evaluates all nominees for Director based on these criteria, including nominees recommended by shareholders.
•
The Committee may retain and terminate search firms to identify Director candidates. The Committee has the sole authority to approve the fees and other retention terms of any such firms.
Committee Advisors
The Committee periodically engages the services of Pay Governance LLC, an independent compensation consultant, to review director compensation survey data and advise the Committee on changes, if any, to non-employee Director compensation. In 2018, the Committee engaged the services of Pay Governance LLC to conduct a review of director compensation and determined to make market competitive changes to the 2019 Director compensation program described on pages 107 and 108 of this Proxy Statement.
In 2018, the Committee also engaged Russell Reynolds Associates, a director and executive search firm, to assist in identifying and screening potential Director candidates, leading to the appointment of William Amelio as a new Director in 2019.
       2020 Proxy Statement       45

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Audit Committee
Members
Maria R. Morris (Chair), William J. Amelio, Stephanie C. Hill, Monique F. Leroux, Richard E. Thornburgh
Role and Responsibilities
The Audit Committee oversees the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, and the Company’s risk management process and compliance programs. As part of these responsibilities, the Audit Committee’s primary duties include, among other matters, assisting with the Board’s oversight of:
•
The integrity of the Company’s financial statements;
•
The Company’s internal accounting controls, disclosure controls and procedures, and internal controls over financial reporting;
•
The qualifications and independence of the Company’s independent auditors;
•
The performance of the Company’ internal audit function and independent auditors;
•
The Company’s compliance with legal and regulatory requirements as well as the Company’s standards of business conduct, codes of ethics, and internal policies; and
•
Key risks of the Company.
An overview of the role of the Board of Directors in risk oversight can be found on pages 17 to 20.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Audit Committee Report, on page 114 of this Proxy Statement, summarizes certain important actions of the Committee taken during the Company’s 2019 fiscal year.
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the New York Stock Exchange.
•
The Board has determined that all members of the Audit Committee are financially literate, and four members of the Audit Committee qualify as “financial experts” as defined in the rules of the SEC and the NYSE. There is a brief listing of the qualifications of the Director nominees who are Committee members in their respective biographies found on pages 33 through 44 of this Proxy Statement.
Compensation and Leadership Development Committee
Members
William D. Green (Chair), Stephanie C. Hill, Monique F. Leroux, Edward B. Rust, Jr., Kurt L. Schmoke
Role and Responsibilities
The Compensation and Leadership Development Committee’s primary responsibilities include, among other matters:
•
Establishing an overall total compensation philosophy for the Company, including conducting periodic reviews of the philosophy to ensure it supports the Committee’s objectives and shareholder interests;
•
Administering and interpreting the Company’s incentive compensation plans, including the Key Executive Short-Term Incentive Compensation Plan, the 2002 Stock Incentive Plan, the 2019 Stock Incentive Plan, and all other compensation and benefits plans in which the Company’s senior management participates;
•
Establishing performance objectives and approving awards and payments in connection with the Company’s incentive compensation plans to ensure consistency with the Company’s financial and strategic plans and objectives;
46       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

•
Reviewing and approving the corporate goals and objectives for the Chief Executive Officer’s performance, evaluating the Chief Executive Officer’s performance, and establishing the Chief Executive Officer’s total compensation;
•
Establishing and approving the compensation to be paid to the Chief Executive Officer’s direct reports and approving the overall design of the total executive compensation program, with the discretion to approve individual compensation decisions delegated to the Chief Executive Officer;
•
Reviewing the succession and development plans for executives and other key talent below the direct reports to the Chief Executive Officer; and
•
Overseeing and reviewing the Company’s culture.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
All current members of the Committee are independent as defined in the rules of the NYSE and qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
Committee Advisors
The Committee has sole authority to retain and terminate all external consultants, to commission surveys or analyses that it determines necessary to fulfill its responsibilities, and to approve the fees of all such external consultants.
The Committee utilizes the services of Pay Governance LLC as its external compensation advisor for all matters concerning the Company’s senior management compensation programs. Pay Governance LLC provides no other executive compensation consulting or other services to the Company or its management. Pay Governance LLC works in cooperation with Company management on matters that come before the Committee but always in its capacity as the Committee’s independent advisor and representative. From time to time, management also separately engages the services of Compensation Advisory Partners LLC on various compensation-related matters.
The Committee has entered into a consulting agreement with Pay Governance LLC that specifies the nature and scope of its responsibilities, which include: (1) reviewing Committee agendas and supporting materials in advance of each meeting and raising questions or issues with management and the Committee Chair, as appropriate; (2) at the Committee’s direction, working with management on major proposals in advance of finalization by, and presentation to, the Committee; (3) reviewing drafts of the Company’s Compensation Discussion and Analysis and the Compensation Committee Report and related tables for inclusion in the Company’s Proxy Statement each year; (4) evaluating the chosen compensation peer group and survey data for competitive comparisons; (5) reviewing comparative data on the compensation of the Chief Executive Officer and providing independent analyses and recommendations on the Chief Executive Officer’s compensation to the Committee; and (6) proactively advising the Committee on best practices for Board governance of executive compensation.
In accordance with the Committee’s policy on assessing advisor independence, the Committee determined in 2019 that there were no conflicts of interest or issues related to independence that would impact the advice to the Committee from the firm of Pay Governance LLC and the representatives of Pay Governance LLC who advise both the Committee on executive compensation matters and the Nominating and Corporate Governance Committee on Director compensation matters.
For a further discussion of the role of the Committee in assessing performance and determining compensation with respect to our named executive officers, see pages 60 through 64 of this Proxy Statement.
       2020 Proxy Statement       47

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Executive Committee
Members
Charles E. Haldeman, Jr. (Chair), William D. Green, Maria R. Morris, Douglas L. Peterson, Edward B. Rust, Jr., Richard E. Thornburgh
Role and Responsibilities
The Executive Committee has all the authority of the Board, except for those actions not permitted by Section 712 of the Business Corporation Law of the State of New York. The Chairman of the Board serves as the Chairman of the Executive Committee.
Finance Committee
Members
Richard E. Thornburgh (Chair), Marco Alverà, William J. Amelio, Charles E. Haldeman, Jr., Rebecca Jacoby, Maria R. Morris
Role and Responsibilities
The Finance Committee oversees the Company’s financial risks, with particular emphasis on the Company’s capital philosophy, treasury matters, major expenditures, key strategic decisions, and financial risk management. The Finance Committee’s primary responsibilities include, among other matters:
•
Reviewing the Company’s financial affairs with senior management, particularly the Company’s Medium Range Plan;
•
Reviewing management’s proposals, including those relating to share issuance, payment (or non-payment) of dividends on the Company’s common and preferred stock, and proposed share repurchase programs, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to the Company’s financing arrangements, including loans and capital markets transactions, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to major acquisitions or divestitures, joint ventures and strategic alliances and major capital expenditures, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board; and
•
Reviewing the investment performance of the Company’s retirement and profit-sharing funds and the adequacy of the Company’s insurance and self-insurance programs.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate. Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
48       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Membership and Meetings of the Board and Its Committees
In 2019, no Director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board and the Committees on which he or she served. Committee membership for each Director and the number of meetings of the full Board and each Committee held during 2019 are shown in the table below. Sir Michael Rake retired from the Board at the 2019 Annual Meeting. The Board held seven meetings in 2019. Committee appointments for the next term will be determined at the next annual organizational meeting of the Board.
	Audit	Compensation and Leadership Development	Executive	Finance	Nominating and Corporate Governance

Marco Alverà
William J. Amelio
William D. Green		Chair
Charles E. Haldeman, Jr.★			Chair
Stephanie C. Hill
Rebecca Jacoby
Monique F. Leroux
Maria R. Morris	Chair
Douglas L. Peterson
Sir Michael Rake
Edward B. Rust, Jr.					Chair
Kurt L. Schmoke
Richard E. Thornburgh				Chair
Number of 2019 Meetings	10	8	0	6	7
In 2019, the independent Directors met in executive sessions at least seven times without any member of management present.
Annual Meeting Attendance
It is the Company’s policy that, subject to illness or an unavoidable schedule conflict, all Directors will attend and be introduced at the Annual Meeting. All of our Directors attended the 2019 Annual Meeting, other than Mr. Marco Alverà due to an unavoidable pre-existing commitment.
Executive Sessions
Executive sessions of our independent directors are held at both the beginning and end of every regularly scheduled Board meeting as well as whenever deemed appropriate by the Board. Each session is chaired by the independent Chairman of the Board who may, at his discretion, invite the Company’s President and Chief Executive Officer, other employees or independent outside advisors or experts to participate.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Leadership Development Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or Compensation and Leadership Development Committee.
       2020 Proxy Statement       49

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Director and Officer Indemnification and Insurance
Each Director and certain of our executive officers have entered into an indemnification agreement with the Company that provides indemnification for judgments and amounts paid in settlement and related expenses to the fullest extent permitted under the applicable provisions of the New York Business Corporation Law. This indemnification will be reduced to the extent that a Director or executive officer is indemnified by the Company’s Directors’ and Officers’ liability insurance.
The Company has for many years had an insurance program in place that provides Directors’ and Officers’ liability insurance coverage. The Company’s current insurance coverage was purchased for the period of May 15, 2019 to May 15, 2020 for a premium of approximately $2.3 million. This insurance is provided by a consortium of carriers that includes: Illinois National Insurance Company; Berkshire Hathaway Specialty Insurance; Great American Insurance Co.; Travelers Casualty & Surety Company of America; National Casualty Company; Endurance American Insurance Company; Continental Casualty Company; Starr Indemnity & Liability Company; Zurich American Insurance Company; Atlantic Specialty Insurance Company; AXIS Insurance Company and Markel American Insurance Company. This program also includes additional capacity dedicated to providing excess coverage for Directors and certain of our executive officers when the Company cannot indemnify them. The additional capacity is provided by the following consortium of carriers: Illinois National Insurance Company; RLI Insurance Company; Berkshire Hathaway Specialty Insurance; Continental Casualty Company; Berkeley Insurance Company; XL Specialty Insurance; RLI Insurance Company; U.S. Specialty Insurance Company; Zurich American Insurance Company; and Hartford Accident & Indemnity.
The Company also maintains a fiduciary liability insurance program that covers Directors and employees who serve as fiduciaries for our employee benefit plans. This coverage, subject to a number of standard exclusions and certain deductibles, indemnifies the Directors and employees from alleged breaches of fiduciary or administrative duties, as defined in the Employee Retirement Income Security Act of 1974 or similar laws or regulations outside the United States. The Company’s current fiduciary liability coverage was purchased for the period of May 15, 2019 to May 15, 2020 for a premium of approximately $270,000. This insurance is provided by a consortium of carriers that includes: Illinois National Insurance Company; Hartford Accident & Indemnity; Travelers Casualty & Surety Company of America; XL Specialty Insurance Company and National Casualty Company.
Transactions with Related Persons
Under SEC rules, we are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest. Related persons include any Director, nominee for Director, executive officer of the Company, any immediate family members of such persons, and any persons known by the Company to be beneficial owners of more than five percent of the Company’s voting securities.
Based on information available to us and provided to us by our Directors and executive officers, and other than the items referred to below, we do not believe that there were any such material transactions with related persons in effect since January 1, 2019, or any such material transactions proposed to be entered into during 2020.
Mr. Christopher Heusler, the spouse of Executive Vice President, Public Affairs, Courtney Geduldig, is employed by the Company as an executive within the Company’s Ratings business. During 2019, he received cash compensation of approximately $677,875 (including base salary and incentive cash compensation) as well as equity compensation consisting of restricted share units and performance share units, with an aggregate grant date fair value of approximately $350,000. In 2019, Mr. Heusler participated in our employee benefit plans on the same basis as other similarly situated employees.
From time to time, shareholders that own more than five percent of our common stock subscribe to, license or otherwise purchase, in the normal course of business, certain of our products and services. These transactions are negotiated on an arm’s-length basis and are subject to review by the Company’s Nominating and Corporate Governance Committee as described below. During 2019, BlackRock, Inc. and The Vanguard Group, Inc. and/or their respective affiliates subscribed to, licensed or otherwise purchased in the normal course of business,
50       2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

certain of our products and services. Revenues recognized by us from subscriptions, licenses and other fees related to our products and services by BlackRock, Inc., The Vanguard Group, Inc. and/or their respective affiliates for fiscal 2019 were approximately $115.4 million and $51.9 million, respectively. In 2019, the Company refunded The Vanguard Group, Inc. an amount of approximately $321,088 relating to amounts previously paid by The Vanguard Group, Inc. for index services and data subscriptions and licensing of publications.
The Company’s Nominating and Corporate Governance Committee reviews and considers transactions with related persons under the Company’s written policy that requires the Committee to review and approve any related person transactions. Under the policy, all related persons are required to promptly notify our Corporate Secretary of any proposed related person transaction. Following notice to our Corporate Secretary, the proposed transaction is then presented to the Nominating and Corporate Governance Committee for its review and consideration at the next Committee meeting. Any ongoing and previously approved related person transactions will be reviewed by the Committee on an annual basis. In reviewing any proposed (or previously approved and ongoing) related person transaction, the Committee must consider all relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. Approval of a related person transaction (or ratification of a previously approved and ongoing related person transaction) will be given only if it is determined by the Committee that such transaction is in (or not inconsistent with) the best interests of the Company and its shareholders.
       2020 Proxy Statement       51

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION MATTERS
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation and Leadership Development Committee of our Board of Directors (the “Compensation Committee”), comprised of independent Directors, oversees our compensation program for senior executives on behalf of our Board. This Compensation Discussion and Analysis (“CD&A”) describes our named executive officer compensation program and the basis for the compensation paid to our named executive officers for 2019, as well as certain key compensation decisions that have been approved for our named executive officers for 2020.
*
Our CD&A, found on pages 52 through 88 of this Proxy Statement, includes adjusted financial information. For a reconciliation of the adjustments to comparable financial measures calculated in accordance with generally accepted accounting principles (“GAAP”) in the U.S., please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our named executive officers.

52       2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

2019 Named Executive Officers
The named executive officers (“NEOs”) of the Company for 2019 are as follows:
Executive	Position

Douglas L. Peterson	President and Chief Executive Officer (“CEO”)
Ewout L. Steenbergen	EVP, Chief Financial Officer (“CFO”)
John L. Berisford	President, S&P Global Ratings
Martina Cheung	President, Market Intelligence
Alexander J. Matturri (1)	Chief Executive Officer, S&P Dow Jones Indices
(1)
Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.

Compensation Philosophy
Our people are the foundation of everything we do and ensuring a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power the Markets of the Future. Our compensation philosophy is to reward our executives for creating shareholder value by linking a significant portion of pay to one or more performance metrics tied to value creation. We implement our compensation practices within the framework of pay-for-performance and in a manner that we believe helps us attract the highest-quality talent to our executive levels and retain our executives by rewarding excellence in leadership and success in the implementation of our business strategy while driving shareholder value.
Financial Performance Highlights
Total Shareholder Return
In 2019, S&P Global’s total shareholder return was approximately 62%, which exceeded the 29% return of the overall market and the 45% return of our Form 10-K peer group. As indicated in the performance graph to the right, our cumulative total shareholder return during the previous five years is 13% higher than our Form 10-K peer group and 107% higher than the performance indicator of the overall market (i.e., S&P 500).
The Form 10-K peer group included in this graph consists of the following companies: Moody’s Corporation, CME Group Inc., MSCI Inc., FactSet Research Systems Inc., IHS Markit Ltd., Verisk Analytics, Inc., and Intercontinental Exchange, Inc.

Returns assume $100 invested on December 31, 2014 and total return includes reinvestment of dividends through December 31, 2019. Reflects peer group used in the Company’s Form 10-K filed with the SEC on February 10, 2020.
       2020 Proxy Statement       53

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Company Financial Performance
The Company made substantial progress towards its medium- and longer-term strategy. The Company delivered strong financial results in 2019 by showing growth across three key financial measures that the Compensation Committee uses to assess executive officer performance: Incentive Compensation Program (“ICP”) Adjusted Revenue, ICP Adjusted Earnings before Interest, Taxes and Amortization Margin (“ICP Adjusted EBITA Margin”) and ICP Adjusted Earnings Per Share (“ICP Adjusted EPS”):

STIC [1] METRICS:

ICP Adjusted Revenue [2] [3]
(+7.2% YOY Growth)

$6,258M
$6,708M
2018 Baseline
2019

- ICP Adjusted Revenue metric is used to determine 42.5% of the pool funding under the STIC
- Use of this metric strengthens the importance of growth and scale to the company

ICP Adjusted EBITA Margin [2]

48.8%
50.1%
2018 Baseline
2019

- ICP Adjusted EBITA Margin metric is used to determine 42.5% of the pool funding under the STIC
- Use of this metric draws focus on margin expansion driven by revenue growth, cost discipline and productivity

PSU METRIC:

ICP Adjusted EPS [2] [4]
(+16.4% 3-Year CAGR)

$5.35
$8.45
2016 Baseline
2019

- ICP Adjusted EPS is the sole metric for our 3-year Long-Term Performance Share Unit Award ("PSU")
- This metric is a unifying measure across the Company that drives long-term value creation for our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance

(1)
Key Executive Short-Term Incentive Compensation Plan (“STIC”).

(2)
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

(3)
Year-over-year (“YOY”).

(4)
2019 ICP Adjusted EPS incorporates the pro forma effect of  (a) acquisitions and (b) changes in tax rate making ICP Adjusted EPS results comparable to 2016 Baseline Adjusted EPS results.

Significant Business Milestones
In addition to delivering the strong financials above, other 2019 highlights that advanced our Company medium- and longer-term strategy to Power the Markets of the Future include:

Global: Strengthened our global focus and commitment to long-term growth opportunities across emerging markets in Asia by establishing the first wholly foreign-owned credit ratings agency in the Chinese domestic bond market and issuing our first ratings, while also expanding our data, analytics and benchmarking business in Asia.

Customer Orientation: Improved the customer experience by delivering innovative new ESG solutions across our business in response to increasing investor and market demand, deploying technology and innovation to deliver essential intelligence to customers faster and seeking and responding to on-the-ground customer feedback, including through the development by S&P Global Platts of a streamlined application for commodities information.

54       2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Innovation: Drove marketplace innovation through the launch of several new products offering differentiated ESG solutions across our business, including S&P Global Ratings ESG Evaluations, the S&P 500® ESG Index, along with a global suite of ESG indices, and Trucost Climate Change Physical Risk Analytics, while also investing in future growth and innovation through the recent acquisition of the ESG ratings business of RobecoSAM.

Technology: Leveraged new capabilities in data science, artificial intelligence, machine learning and robotics, including through the deployment of innovative new technology developed by Kensho Technologies, a strategic acquisition completed in 2018, to improve how we process and deliver data, increase organizational efficiencies and enhance the customer experience across our business.

Operational Excellence: Enhanced operational excellence by unifying our people behind our long-term enterprise strategy and achieving greater operational efficiency through cross-organizational collaboration and deployment of technology to advance productivity and automation projects, including use of Kensho Scribe speech recognition technology to transcribe earnings conference calls and improvements to data ingestion, linking and processing.

People: Fostered a people-first diverse and inclusive culture by implementing new practices and programs to modernize the workplace and launching new talent and career development resources, including coaching, training and internal mobility programs, to invest in our employees.

Pay-for-Performance Overview
2019 STIC Funding and 2017-2019 Long-Term Incentive Payouts
S&P Global had strong annual operational and financial performance in 2019 and made substantial progress toward the medium-term aspirational targets established for the Company during 2019. The Company’s achievements in 2019 resulted in above target funding for the Key Executive Short-Term Incentive Compensation Plan (“STIC”), and the Company’s strong stock price as well as sustained operational and financial performance during the 2017-2019 performance cycle resulted in Long-Term Incentive awards earning and paying out above target. Enterprise-level STIC funding for 2019 was 121% of target (see pages 74 through 75), the 2017 Long-Term PSU Award earned and paid out at 160% of target (see page 80), and the 2017 Dow Jones Indices Long-Term Cash Award earned and paid out at 200% of target (see page 80).
CEO Target Compensation
In the graphic to the right, we have shown Target Total Direct Compensation (“TDC”), which is equal to the aggregate of base salary, target annual incentive award opportunity and long-term incentive grants, assuming target performance, for our CEO, Mr. Peterson, in 2018, 2019, and 2020. As discussed in further detail in the “Setting Compensation” section beginning on page 61 of this Proxy Statement, in consultation with the independent compensation consultant, the Compensation Committee considered several factors such as individual performance, Company performance and market competitiveness, including benchmarking against the Company’s Proxy Peer Group and compensation survey data, and approved a 17.3% increase in Mr. Peterson’s target TDC for 2020 as compared to 2019.

$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$10.12M*
$11.3M
$13.25M
$6.82M
$8.0M
$9.0M
$2.3M
$2.3M
$3.25M
$1.0M
$1.0M
$1.0M
2018
2019
2020
Base Salary
Target Annual Incentive Award
Long-Term Incentives

*
Excludes a $2 million one-time, special RSU grant made in 2018 in recognition of Mr. Peterson’s superior individual performance and leadership, and the exceptional performance of the Company in 2017.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Say-on-Pay
The Company values shareholder perspectives on our executive compensation program. Shareholders voted in favor of casting an advisory vote on the executive compensation program for the Company’s NEOs—the “say-on-pay” vote—on an annual basis at the 2017 Annual Meeting. As part of the Compensation Committee’s annual review of the program, it considers the outcome of the Company’s annual shareholder advisory vote on the compensation of the Company’s NEOs. Approximately 96% of the “say-on-pay” advisory votes cast in 2019 were in favor of our executive compensation program.
Although the 2019 “say-on-pay” results indicated strong support for our program, the Company believes it is important to engage with our shareholders, regardless of our approval rating. As described in further detail on pages 14 through 16 of this Proxy Statement, we engage in active year-round dialogue and outreach with our shareholders to discuss governance, executive compensation and other matters, and to solicit shareholder feedback. No significant concerns relating to the Company’s compensation program were raised by investors this year during our shareholder engagement efforts.
Examples of prior compensation program changes made in response to shareholder feedback are highlighted on page 65 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Decisions for 2020
As part of the Compensation Committee’s ongoing review and refinement of the executive compensation program to ensure the program remains competitive, supports strategic objectives and rewards performance, the Committee approved the following changes for 2020:
✔
2020 STIC Design: The Compensation Committee further refined the plan design for the 2020 STIC to enhance the alignment of performance incentives with progress against our operating plan and better reward achievement of strategic enterprise and division-level milestones by:

✔
increasing the weighting of strategic business-building goals for Customer, Operations and People (from 15% to 24% in the aggregate, divided equally between the three categories) under both the enterprise and division scorecards and making corresponding adjustments to enterprise-level and division-level financial weighting under division-wide scorecards; and

✔
introducing new key performance indicators (KPIs) for strategic ESG priorities tied to environmental sustainability.

Further information regarding the 2020 plan design under the STIC can be found beginning on page 77 of this Proxy Statement.

✔
2020 Proxy Peer Group: The Compensation Committee updated the Proxy Peer Group used for benchmarking 2020 target compensation for our NEOs (by removing Legg Mason and Verisk Analytics and adding Thomson Reuters) to better reflect a range of peer companies that are comparable to S&P Global from a size and scope perspective than the prior group. More information on the Committee’s process for identifying the Proxy Peer Group can be found beginning on page 63 of this Proxy Statement.

✔
Restrictive Covenants: The Compensation Committee approved the addition of one-year, post-employment restrictive covenants to the 2020 long-term incentive awards granted to senior management, including a non-compete and non-solicit of clients and employees.

Other previous significant design changes to our executive compensation program are highlighted on page 65 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Overview of Key Best Practices: What We Do and Don’t Do
The Compensation Committee regularly reviews best practices in executive compensation and governance and has revised our policies and practices over time. Today these practices include:
Alignment with Shareholders (What We Do)

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Pay-for- Performance & Shareholder Alignment
Approximately 91% of CEO and 80% of other NEOs total compensation opportunity is variable, incentive-based pay contingent on meeting challenging, top-line and bottom-line short-term and long-term performance objectives. We also include caps on individual payouts under our short- and long-term incentive plans.
Long-term incentive compensation opportunities for NEOs are equity-based and tied to business plan performance metrics.
Pgs. 58 & 59

✔	Robust Stock Ownership Guidelines	We have meaningful stock ownership guidelines for our Directors and executive officers. The executive guidelines also require 100% retention until the guidelines are met and a six-month holding policy for stock options after exercise.	Pgs. 85 & 109

✔	Annual Shareholder Say-on-Pay	We value our shareholders’ input and seek an annual non-binding advisory vote from shareholders on our executive compensation program for our named executive officers.	Pg. 56

✔	Shareholder Outreach and Input	Our outreach program gives institutional shareholders the opportunity to provide ongoing input on our programs and policies. We carefully review say-on-pay results and all shareholder feedback when structuring executive compensation.	Pgs. 14 –16

✔	Clawback Policy	Our clawback policy gives us the right to recoup and cancel cash incentive and long-term incentive award payments received by covered active and former employees under various circumstances, including misconduct and financial restatements.	Pg. 86

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors, officers and other designated employees from engaging in hedging and pledging transactions related to Company stock.	Pg. 87

Sound Governance Practices (What We Don’t Do)

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✗	No Single Trigger Change-in-Control	Our Long-Term Incentive Plan awards are subject to “double-trigger” treatment in the case of a change-in-control (i.e., unvested awards are accelerated only if there is both a change-in-control and an involuntary termination of employment).	Pgs. 84 & 85

✗	No Excessive Perquisites	We do not provide excessive executive perquisites to our NEOs and we believe our limited perquisites are reasonable and competitive.	Pg. 82

✗	No Tax Gross-Ups	We do not provide tax gross-ups in connection with any perquisites or in the event of any “golden parachute payment” in connection with a change-in-control.	Pgs. 82 & 85

✗	No Dividends on Unearned Awards	We do not pay dividends on unearned PSUs or RSUs.	Pg. 59

✗	No Employment Contracts	None of our NEOs has a formal employment contract.	Pg. 87

✗	Pension Benefits Frozen	We froze both our defined benefit pension plans to new participants and future accruals, effective as of April 1, 2012.	Pg. 82

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Compensation Objectives
A highly engaged and performance-driven workforce is essential to sustainable customer-focus and the execution of our business strategy to Power the Markets of the Future. Compensation and benefits programs are critical to the overall people experience and to our ability to compete for and engage exceptional executive talent. The main objectives of our executive compensation program are to deliver competitive compensation and benefits programs that drive performance, motivate and create shareholder value:
Pay Mix
In establishing an appropriate mix of fixed and variable pay to reward Company, line of business and individual performance, the Compensation Committee balances the importance of meeting our short-term business goals and maintaining a competitive compensation package designed to attract, motivate and retain experienced and talented executive officers with the need to create shareholder value and drive growth over the longer-term. Our integrated compensation framework heavily weights variable compensation to reward achievements against pre-established, quantifiable financial performance objectives and individual strategic performance objectives.
In addition, because a significant portion of variable compensation is delivered in the form of equity-based awards, which vest over three years, the value ultimately realized by our executives from these awards depends on stockholder value creation, as measured by the future performance of our stock price.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Overview of Pay Elements
For 2019, guided by our compensation philosophy and objectives, the executive compensation program consisted of the elements listed below. The Compensation Committee believes that each compensation element, and all of these elements combined, are important to maintain an executive compensation program that is competitive, performance-based and shareholder-focused.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Roles and Responsibilities

Role of Shareholders

96%
cast in
favor in
2019

- Our shareholders cast an annual advisory vote on executive compensation and may provide feedback through various means, including our investor engagement efforts.
- The Compensation Committee carefully considers the annual outcome of the Company's say-on-pay (96% cast in favor in 2019), shareholder feedback, and evolving best practices when making future compensation decisions and program design changes. For a list of recent improvements we have made to our compensation programs, see page 65 of this Proxy Statement.

Role of the Compensation Committee

The Compensation Committee is currently comprised of five Directors, all of whom meet the independence requirements of the New York Stock Exchange and qualify as "non-employee directors" (asdefined under Rule 16b-3 under the Securities Exchange Act of 1934).

Our Compensation Committee:

- Establishes an overall total compensation philosophy statement for the Company, which it periodically reviews.
- Annually reviews and approves goals and objectives for the CEO; meets at least annually with the CEO to discuss the CEO's self-assessment in achieving individual and corporate goals and objectives; evaluates the CEO's performance in light of those goals and objectives; and establishes the CEO's total compensation based on this evaluation, which is ratified by the independent Directors of the Board of Directors.
- Ensures that the Company's executive compensation program is appropriately competitive, supports organization objectives and shareholder interests and creates pay-for-performance linkage.
- Reviews and approves the CEO's recommendations for salary and incentive compensation of the direct reports to the CEO.
- Reviews the succession and development plans for executives and other key talent below the direct reports to the CEO.
- Regularly reports to the Board of Directors on the Committee's activities and any and all compensation matters that should appropriately be brought to the Board's attention.

Role of Management

- The CEO establishes annual performance goals for each of the other NEOs.
- The CEO conducts an annual performance evaluation of each of the other NEOs against pre-established goals.
- Based on performance and competitive market data, the CEO makes recommendations to the Compensation Committee for the total compensation of the other NEOs.
- The NEOs recommend compensation actions for the other senior executives in their organizations and these compensation actions are reviewed and approved by the CEO.

Role of the Independent Compensation Consultant

In 2019, Pay Governance:

- Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions or issues with management and the Committee Chair, as appropriate.
- At the Committee's direction, worked with management on major proposals in advance of finalization by, and presentation to, the Committee.
- Reviewed drafts of the Company's CD&A and the Compensation Committee Report and related tables for inclusion in the Company's Proxy Statement.
- Reviewed the appropriateness of the proxy peer group and survey data for market comparisons.
- Reviewed competitive data and provided independent analyses on the compensation of the NEO and made recommendations on the CEO's compensation to the Committee.
- Advised the Committee on best practices for Board governance of executive compensation.

More Information

The **Compensation Committee** administers our executive compensation program in accordance with its Charter, which is reviewed annually. The current Charter is available on the Company's Investor Relations website at **http://investor.spglobal.com**. On our website, select "Investor Relations," then "Corporate Governance," then "Committee Charters."

Information about the Compensation Committee and its members who are Director nominees can be found on pages 46 and 47 and pages 33 through 44 of this Proxy Statement, respectively.

In accordance with the Compensation Committee's policy on assessing advisor independence, the Compensation Committee determined in 2019 that there were no conflicts of interest or issues related to independence that would adversely impact the advice to the Compensation Committee from Pay Governance, as further explained on page 47 of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Setting Compensation
The Compensation Committee considers the following factors in using its discretion to determine the amount and form of compensation to be awarded to each of our NEOs and in structuring the design of the Company’s executive compensation programs.
External Market Analysis
The Compensation Committee considers external market data to maintain appropriate and competitive levels of executive officer compensation that supports our strategic vision by positioning us to attract, retain and engage high performing executive talent.
For purposes of setting compensation targets for 2019, the Compensation Committee measured our compensation opportunities for executive officers against the following benchmarking sources:
•
Proxy Peer Group: The Committee reviewed compensation data from our Proxy Peer Group as part of a competitive market analysis of NEO total pay and a realizable pay analysis, used to assess the alignment of pay and performance, presented by Pay Governance.
•
Survey Peer Groups: The Committee also considered information from two compensation surveys in which the Company participates: the McLagan Financial Services Survey and the Willis Towers Watson General Industry Executive Compensation Survey.
Annual Proxy Peer Group Review
The Compensation Committee, with the assistance of Pay Governance, reviews the composition of our Proxy Peer Group each year to ensure the Proxy Peer Group remains appropriate to use in competitive analysis of executive compensation.
Since we have few direct competitors for the specific scope of our business activities, the companies represented in our Proxy Peer Group vary in terms of firm size and business model. In reviewing and identifying the Proxy Peer Group, the Compensation Committee considers a number of factors intended, on the whole, to
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

appropriately capture the scale and scope of our evolving business operations and the market dynamics in which we compete for executive talent.
The Compensation Committee considers the following criteria as part of its review of the Proxy Peer Group:
•
Key size measures, with particular reference to revenue and market capitalization, to identify companies that are comparable to the Company from a size and scope perspective.
•
Industry and business model to identify a group of diversified financial services companies that operate in the same industry as the Company and reflect an appropriate mix of the markets in which we participate.
•
Competitors for executive talent to identify companies that recruit and compete within the same executive labor market.
•
Shareholder adviser methodologies to identify companies that broadly align with the peer groups considered by ISS and Glass Lewis.
2019 Peer Group Companies
With the assistance of Pay Governance, the Compensation Committee identified the companies listed below to serve as market reference points for 2019 compensation planning, which reflected no changes from the prior year’s Proxy Peer Group.
Survey Peer Groups
In addition to the Proxy Peer Group, survey data allows the Compensation Committee to compare compensation levels for certain roles to a wider spectrum of companies and benchmark them to a broader market for talent. The companies that comprise the McLagan survey peer group are listed below. The Willis Towers Watson survey does not identify the specific companies that reported compensation information.
In terms of size, as shown in the table below, at the end of 2019, the Company’s annual revenue was between the median and the 75th percentile and the Company’s market capitalization was above the 75th percentile of the 2019 Proxy Peer Group.
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

2019 Proxy Peer Group	Revenue ($ billions)	Market Cap. ($ billions)

25th Percentile	$4.87	$17.56

Median	$6.09	$28.47

75th percentile	$10.33	$61.09
S&P Global	$6.70	$66.73
Changes to 2020 Proxy Peer Group
For purposes of setting 2020 compensation targets, the Compensation Committee reviewed the 2019 Proxy Peer Group and removed Verisk Analytics, Inc. and Legg Mason, Inc., which are smaller than the Company in terms of revenue and market capitalization, and added Thomson Reuters Corporation, which is closer to the Company in size in terms of revenue and market capitalization.
Use of Market Data
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s total annual target compensation so that his base salary, target annual incentive opportunity and target long-term incentive awards are competitive against market data for our Proxy Peer Group in addition to relevant compensation survey data. The Compensation Committee refers its recommendations to the independent Directors of the Board for review and ratification.
For more information on CEO historical and current target total direct compensation, see page 55 of this Proxy Statement.
For our NEOs other than the CEO, we review the range of market compensation between the 25th and 75th percentiles for our Proxy Peer Group as well as company data provided in the compensation surveys to develop an understanding of market pay levels for each position. In general, we design our executive compensation program to pay median levels of compensation for target levels of achievement. An individual element of an NEO’s total direct compensation may be positioned above or below the market median based on considerations such as the scope of the NEO’s role, responsibilities, experience and performance.
We annually review compensation market data in setting base salaries and short-term and long-term incentive opportunities for all our NEOs. However, we do not limit or increase individual incentive payments based solely on these market reference points. Some additional factors considered by the Compensation Committee in setting executive compensation are described further below.
Internal Pay Equity
The Compensation Committee also takes into account internal equity when making pay decisions. While there is not an established formal policy on internal pay equity guidelines, the Compensation Committee reviews compensation levels to ensure that the appropriate internal equity exists. This is determined based on various considerations, including management of revenue or operating profit, headcount responsibility, geographic scope, and job complexity.
Performance Assessment
The Compensation Committee’s consideration is further informed by the Company’s performance and assessment of each NEO’s individual performance against individual qualitative and quantitative goals and behaviors aligned with the Company’s strategic plan. The goals reflect financial targets inclusive of short-term operating goals, long-term value creation, human capital initiatives, and risk and compliance expectations. The Compensation Committee along with the entire Board (other than the CEO with respect to his review) participates in an annual review and discussion of each NEO as well as succession planning for each position, taking into consideration the critical leadership skills and experience of the NEO and the strategic importance of his or her role to the Company.
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Further information on the Company’s business performance as well as each NEO’s key individual achievements for 2019 can be found beginning on page 67 of this Proxy Statement.
Additionally, further information about succession planning can be found beginning on page 21 of this Proxy Statement.
Other Factors
In setting NEO compensation, the Compensation Committee also considers input from Pay Governance, the Committee’s independent compensation consultant, and our shareholders as well as other factors, including business and market conditions, risk management and governance, and tax and accounting considerations.
Further information on the role of the independent compensation consultant and our shareholders can be found on page 60 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

History of Executive Compensation Program Changes
The changes described below show enhancements to our compensation programs that we have made over time, and that continue to be in effect. We believe that these improvements demonstrate our responsiveness to and alignment with our shareholders and exhibit our commitment to incorporating best practices, pay-for-performance, and adapting to market conditions.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

2019 Financial Performance and NEO Compensation Decisions
Financial Performance Overview in 2019
In 2019, the Company had strong annual operational and financial performance and made substantial progress towards its medium- and longer-term targets, including the following highlights:

*
For a reconciliation of the adjusted financial information presented in the table above to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

NEO Compensation Decisions in 2019
The table below shows the Compensation Committee’s compensation decisions for 2019 for the NEOs, and is different from the SEC required disclosure in the “2019 Summary Compensation Table” beginning on page 89. It is a blend of annualized base salary and compensation that is actually paid (incentive payout) or granted (long-term incentive grants) that together reflects the total annual 2019 compensation decision for each NEO.
The Compensation Committee established the calendar year base salary and annual long-term incentive grant amount for each NEO early in the fiscal year. The annual incentive payout amount was calculated and paid after the fiscal year ended based on the incentive plan funding and the individual performance of each NEO, as described below.
Executive	Annualized 2019 Base Salary	Actual 2019 Incentive Payment	Actual 2019 Long-Term Incentive Grants at Target			Total 2019 Annual Compensation
			RSUs	PSUs	Long-Term Cash
D. Peterson	$1,000,000	$2,783,000	$2,400,000	$5,600,000	$—	$11,783,000

E. Steenbergen	$825,000	$1,350,000	$750,000	$1,750,000	$—	$4,675,000

J. Berisford	$625,000	$1,110,000	$450,000	$1,050,000	$—	$3,235,000

M. Cheung	$550,000	$910,000	$337,500	$787,500	$—	$2,585,000

A. Matturri (1)	$625,000	$980,000	$168,000	$392,000	$840,000	$3,005,000
(1)
Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

CEO Pay Decisions
Douglas L. Peterson: President and Chief Executive Officer
Mr. Peterson joined the Company in September 2011 as President, Standard & Poor’s Ratings Services. He was promoted to his current role in November 2013.
 Mr. Peterson’s 2019 Pay-for-Performance
2019 Key Achievements:
•
Delivered strong financial results while maintaining focus on long-term opportunities to grow and evolve the business. For 2019, ICP Adjusted Revenue grew 7.2% to $6,708 million. ICP Adjusted EBITA Margin improved to 50.1% and ICP Adjusted EPS from operations increased at a compounded annual growth rate of 16.4% for the 3-year performance period ended 2019 to $8.45.
•
Achieved significant progress against Investor Day targets, including the medium-term adjusted operating profit margin target introduced at the 2018 Investor Day.
•
Promoted long-term growth by pursuing strategic investments in emerging markets, innovation and technology to grow and evolve the business and achieving significant progress in each of these areas, including through entry in the Chinese domestic bond market and strategic expansion of our presence and capabilities in Asia, the launch of several innovative new ESG products and the leveraging of automation and machine learning technology to enhance operational efficiency and the customer experience across our businesses.
•
Demonstrated strong leadership, by among other things, increasing cross-organizational alignment and operational efficiency; strengthening the Company’s global talent pipeline and enhancing employee diversity, engagement and development programs; and delivering value to all stakeholders by investing in communities and deploying our essential intelligence to promote a more inclusive global economy.
•
Deepened relationships with investors, policy makers, industry leaders and global market participants and communicated our strategy through international press interviews, speaking engagements and sustained outreach initiatives that were more impactful, broader in scope and greater in number than last year’s engagements.
•
Received external recognition, including through the selection of Mr. Peterson as one of the top 100 best-performing CEOs in the world by the Harvard Business Review and the inclusion of S&P Global in the Drucker Institute & Institutional Investor’s ranking of the Top 250 Best Managed Companies in 2019.
2019 Actual
Annual Incentive Payout
Mr. Peterson received a payout of  $2,783,000, representing 121% of his target award, which is aligned with the Company’s overall business performance. The Compensation and Leadership Development Committee’s decision was based on Mr. Peterson’s 2019 performance, the Company’s business results and progress toward our strategic initiatives.
2019 Long-Term Incentive Awards
For details on Mr. Peterson’s 2019 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2019 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Other NEO Pay Decisions
Ewout L. Steenbergen: EVP, Chief Financial Officer
Mr. Steenbergen joined the Company in his current role in November 2016.
 Mr. Steenbergen’s 2019 Pay-for-Performance
2019 Key Achievements:
As EVP, Chief Financial Officer, Mr. Steenbergen:
•
Delivered strong financial results while maintaining focus on long-term opportunities to grow and evolve the business. For 2019, ICP Adjusted Revenue grew 7.2% to $6,708 million. ICP Adjusted EBITA Margin improved to 50.1% and ICP Adjusted EPS from operations increased at a compounded annual growth rate of 16.4% for the 3-year performance period ended 2019 to $8.45.
•
Achieved significant progress against Investor Day targets, including the medium-term adjusted operating profit margin target introduced at the 2018 Investor Day.
•
Drove a return of capital to shareholders of $1.24 billion through share repurchases and $560 million in dividends.
•
Enhanced operational efficiency by advancing enterprise-wide productivity, automation and cost reduction initiatives, and achieving significant progress against our three-year $100 million productivity savings target through productivity improvements in technology and digital infrastructure and across support functions and global real estate.
•
Directed the release of the Company’s inaugural Task Force on Climate-related Financial Disclosures (TCFD) report in 2019, providing transparency to market participants on our management of financially material climate-related risks and opportunities, and launched a TCFD Committee to support ongoing monitoring of enterprise-wide climate-related risks and identification of opportunities to drive revenue growth on climate-related products and services.
•
Communicated our strategy and continued to develop relationships with investors through investor presentations.
2019 Actual
Annual Incentive Payout
Mr. Steenbergen received a payout of  $1,350,000, representing 117% of his target award. The Compensation and Leadership Development Committee’s decision was based on Mr. Steenbergen’s performance against 2019 business and individual strategic goals.
Long-Term Incentive Awards
For details on Mr. Steenbergen’s 2019 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and 2019 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

John Berisford: President, S&P Global Ratings
John L. Berisford joined the Company in January 2011 as Executive Vice President, Human Resources. Effective November 3, 2015, he was appointed to his current role as President, S&P Global Ratings.
 Mr. Berisford’s 2019 Pay-for-Performance
2019 Key Achievements:
As President, S&P Global Ratings, John L. Berisford:
•
Delivered strong revenue growth and margin expansion. For 2019, ICP Adjusted Revenue of S&P Global Ratings increased 7.7% to $3,106 million and ICP Adjusted EBITA Margin of S&P Global Ratings improved to 57.5%.
•
Advanced strategic growth opportunities in international and emerging markets by establishing a domestic credit ratings agency in China, successfully issuing the first rating by a wholly foreign-owned ratings agency in the Chinese domestic bond market, and building a local team to support the China initiative.
•
Delivered innovative ESG solutions to fuel future growth opportunities driven by increasing demand for ESG data and analytics through the successful launch of S&P Global Ratings ESG Evaluations, with a strong pipeline of engagements and 6 completed evaluations, and Green Evaluations.
•
Demonstrated strong leadership by, among other things, continuing extensive communication with market participants, boards and regulators; advancing programs that promote a robust risk, control and compliance culture; and exceeding People targets and 2018 baseline results under the division balanced scorecard.
2019 Actual
Annual Incentive Payout
John L. Berisford received a payout of  $1,110,000, representing 123% of his target award. The Compensation and Leadership Development Committee’s decision was based on Mr. Berisford’s performance against 2019 business and individual strategic goals.
2019 Long-Term Incentive Awards
For details on Mr. Berisford’s 2019 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2019 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Martina Cheung: President, S&P Global Market Intelligence
Ms. Cheung joined the Company in May 2010 as Head of Operations for Structured Finance in S&P Global Ratings. Effective January 2, 2019, she was appointed to her current role as President, S&P Global Market Intelligence.
 Ms. Cheung’s 2019 Pay-for-Performance
2019 Key Achievements:
As President, S&P Global Market Intelligence, Ms. Cheung:
•
Delivered strong revenue growth and modest margin expansion, while increasing investment in new initiatives to evolve and grow the business. For 2019, ICP Adjusted Revenue of S&P Global Market Intelligence increased 7.1% to $1,963 million. ICP Adjusted EBITA Margin of S&P Global Market Intelligence improved to 34.3%.
•
Led cross-enterprise ESG efforts through, and including, the successful completion of the strategic acquisition of the RobecoSAM ratings business and the establishment of an enterprise-wide framework for delivery on ESG.
•
Enhanced the customer experience by improving the offerings available to customers through the acquisition of unique and differentiated data sets, including 451 Research®, and developing internal resources to build solutions for customer needs.
•
Advanced workplace productivity and innovation through automation of data workflows in collaboration with Kensho, and ongoing development of improved search and discovery capabilities in the Market Intelligence Platform and accelerated data ingestion through entity linking technology.
•
Assumed leadership of S&P Global Market Intelligence and launched an updated long-term division strategy to enable our clients to make better decisions using our unique data, research and analytics.
2019 Actual
Annual Incentive Payout
Ms. Cheung received a payout of  $910,000, representing 121% of her target award. The Compensation and Leadership Development Committee’s decision was based on Ms. Cheung’s performance against 2019 business and individual strategic goals.
2019 Long-Term Incentive Awards
For details on Ms. Cheung’s 2019 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2019 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Alexander Matturri: Chief Executive Officer, S&P Dow Jones Indices
Mr. Matturri joined the Company in his current role in May 2007. Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.
 Mr. Matturri’s 2019 Pay-for-Performance
2019 Key Achievements:
As Chief Executive Officer, S&P Dow Jones Indices, Mr. Matturri:
•
Delivered double-digit revenue growth and margin improvement. For 2019, ICP Adjusted Revenue of S&P Dow Jones Indices increased 8.6% to $909 million and ICP Adjusted EBITA Margin of S&P Dow Jones Indices improved to 68.9%.
•
Advanced innovative ESG strategies for the long-term evolution of S&P Dow Jones Indices in response to increasing investor demand for actionable ESG intelligence, including through the launch of the S&P 500® ESG Index as well as a global suite of ESG indices.
•
Demonstrated customer focus by, among other things, expanding index offerings, including through the launch of Global SmallCap Select Indices and eight new sector indices in Chile.
2019 Actual
Annual Incentive Payout
Mr. Matturri received a payout of  $980,000, representing 106% of his target award. The Compensation and Leadership Development Committee’s decision was based on Mr. Matturri’s performance against 2019 business and individual strategic goals.
2019 Long-Term Incentive Awards
For details on Mr. Matturri’s 2019 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2019 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Base Salaries
Snapshot: Base Salaries
Base salary is a customary, fixed element of compensation intended to attract and retain key executive talent.
Executive	2019 Base Salary	2020 Base Salary	% Change

D. Peterson	$1,000,000	$1,000,000	—%

E. Steenbergen	$825,000	$825,000	—%

J. Berisford	$625,000	$650,000	4%

M. Cheung	$550,000	$625,000	14%

A. Matturri (1)	$625,000	$625,000(2)	—%
(1)
Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.

(2)
Reflects Mr. Matturri’s annualized base salary, which will be paid pro rata through his departure date.

2020 Base Salary Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s base salary so that, together with his target annual incentive opportunity and stock-based long-term incentive awards, his total annual target compensation is competitive against our Proxy Peer Group and market data for the financial services industry. For 2020, the Compensation Committee determined not to increase Mr. Peterson’s base salary.
As discussed beginning on page 61, the base salaries for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions, performance, time in role, scope of responsibility, leadership skills and experience. For 2020, the Compensation Committee determined not to increase the base salary of Mr. Steenbergen and approved increases to the base salaries of Mr. Berisford, to better reflect the nature and scope of his role and improve the competitiveness of his salary relative to market, and Ms. Cheung, to reflect her expanded role and responsibilities and provide a competitive level of base pay. Due to Mr. Matturri’s upcoming retirement in 2020, his annualized base salary will remain the same and be paid pro rata through his departure date.
Short-Term Annual Incentive Plan
Snapshot: Short-Term Annual Incentive Cash Compensation
Executive	2019			2020
	Target Incentive Award	Actual Incentive Award	% of Target Paid	Target Incentive Award
D. Peterson	$2,300,000	$2,783,000	121%	$3,250,000

E. Steenbergen	$1,150,000	$1,350,000	117%	$1,150,000

J. Berisford	$900,000	$1,110,000	123%	$1,000,000

M. Cheung	$750,000	$910,000	121%	$1,000,000

A. Matturri (1)	$925,000	$980,000	106%	$925,000(2)
(1)
Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.

(2)
Reflects Mr. Matturri’s annualized target incentive award, which will be paid pro rata based on service through his departure date, pursuant to the terms of the 2020 STIC.

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2019 Short-Term Annual Incentive Funding and Payout Determination Formulas

2019 Short-Term Annual Incentive Plan Design Under the STIC
For all NEOs, individual incentive amounts are determined based on the executive’s target incentive award opportunity, which is then adjusted by a factor based upon the achievement of enterprise-level and, as appropriate for our division leaders, division-level goals (70%), and achievement of individual strategic goals (30%).
•
Target Incentive Opportunity: The incentive target opportunity for each NEO is in part determined based on market data as well as individual performance and experience. For a more detailed description of how we set compensation targets, see pages 61 through 63 of this Proxy Statement.
•
Business Performance Goals: The enterprise-level financial performance component for 2019 was tied to ICP Adjusted Revenue and ICP Adjusted EBITA Margin, which included adjustments for unspent strategic investment funds and acquisitions and divestitures. The applicable division-level financial performance goals for our NEO division leaders, Messrs. Berisford and Matturri and Ms. Cheung, were similarly tied to division-specific ICP Adjusted Revenue and ICP Adjusted EBITA Margin, with the applicable adjustments for each division described in further detail on pages 74 through 77 below. The Compensation Committee believes that these metrics reward performance to achieve short-term business objectives that draw focus to productivity measures, create greater efficiencies and strengthen the importance of growth and scale to the Company, which ultimately drives increased shareholder value.
•
Individual Performance Goals: The individual component is allocated based on an assessment of each participant’s achievement against strategic or developmental goals established at the beginning of the year. The maximum incentive award opportunity is capped at 200% of each participant’s target award.
Following the performance period, the overall incentive award pool is funded based on the achievement of Company and division performance goals. The final payout amount is allocated to individual participants and adjusted upwards or downwards based on individual achievement in accordance with the methodology described above.
2019 Short-Term Annual Incentive Goals, Funding and Payouts
Business Performance Goals
The 2019 short-term annual incentive payouts for all of the NEOs are based 70% on business performance and 30% on individual performance. For Messrs. Peterson and Steenbergen, the business performance component is measured on an enterprise balanced scorecard of 85% financial and 15% business-building goals. 42.5% of the
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financial goals is based on Company ICP Adjusted EBITA Margin and the remaining 42.5% is based on Company ICP Adjusted Revenue. The 15% weighting of the business-building goals is divided into 5% each for the three categories of Customer, Operations and People with category-specific Key Performance Indicators (KPIs), scored on a scale from one to five (funded at 50% to 150% of target), used to measure achievement.
As the President of S&P Global Ratings, the business performance component of Mr. Berisford’s annual incentive award was measured 17% on the above-mentioned enterprise financial goals (weighted equally at 8.5% each), 68% on a mix of S&P Global Ratings ICP Adjusted EBITA Margin and S&P Global Ratings ICP Adjusted Revenue (weighted equally at 34% each), and 15% on division-specific business-building goals in the categories described above.
As the President of S&P Global Market Intelligence, the business performance component of Ms. Cheung’s annual incentive award was measured 17% on the above-mentioned enterprise financial goals (weighted equally at 8.5% each), 68% on a mix of S&P Global Market Intelligence ICP Adjusted EBITA Margin and S&P Global Market Intelligence ICP Adjusted Revenue (weighted equally at 34% each), and 15% on the business-building goals described above.
As the Chief Executive Officer of S&P Dow Jones Indices, the business performance component of Mr. Matturri’s annual incentive award was measured 17% on the above-mentioned enterprise financial goals (weighted equally at 8.5% each), 68% on a mix of S&P Dow Jones Indices ICP Adjusted EBITA Margin and S&P Dow Jones Indices ICP Adjusted Revenue (weighted equally at 34% each), and 15% on the business-building goals described above.
Performance Review and Adjustment Process
The Compensation Committee reviewed 2019 reported Revenue and EBITA Margin for the Company, under the enterprise scorecard, and the divisions, under the division scorecards for Messrs. Berisford and Matturri and Ms. Cheung. Based on this review, the Committee approved the adjustments described on pages 75 to 77 below to determine non-GAAP financial performance results for incentive compensation purposes.
The Compensation Committee uses ICP Adjusted Revenue and ICP Adjusted EBITA Margin to evaluate the financial results achieved by the NEOs independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
2019 Corporate Short-Term Annual Incentive Targets, Funding and Adjustments (All NEOs)
For the portion of incentive funding based on enterprise financial goals, the Compensation Committee reviewed and approved the Company ICP Adjusted EBITA Margin of 50.1% and Company ICP Adjusted Revenue of  $6,708 million, representing an increase of 7.2% over 2018, after adjusting for unspent strategic investment funds and
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acquisitions and divestitures in 2019. Based on these blended results, the 2019 achievement and funding for the Company’s enterprise-level financial goals was 120%.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
For the remaining 15% of incentive funding based on the achievement of enterprise-level business-building goals in the three categories of Customer, Operations and People (each category accounting for 5% of funding), the Compensation Committee reviewed performance for each category of the Company business-building goals based on consideration of various quantitative and qualitative key performance indicators (KPIs), such as net promoter scores, revenue from new products/markets, risk management indicators and culture and diversity metrics, scored on a scale from one to five.
Based on the Compensation Committee’s review of the KPI results for performance against Company business-building goals in each category, the Committee determined that the 2019 achievement and funding for the Company business-building goals was 125% for customer, 100% for operations and 150% for people goals.
Overall, the blended 2019 achievement and funding for Company business performance was 121%.
2019 S&P Global Ratings Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Berisford)
For the portion of incentive funding based on division-level financial goals for S&P Global Ratings, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of  $3,106 million, representing an increase of 7.7%, and Division ICP Adjusted EBITA Margin of 57.5%, after adjusting for the impact of changing foreign exchange rates and the impact of funding for above target achievement of enterprise and division business-building goals. Based on these blended results, the 2019 achievement and funding for the S&P Global Ratings division-level financial goals was 124%.
Exhibit A on page A-2 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Ratings business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2019 achievement and funding for the division-level business-building goals was 125% for each goal category.
Overall, the 2019 achievement and funding for the blend of Company and S&P Global Ratings business performance was 123%.
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2019 S&P Global Market Intelligence Short-Term Annual Incentive Targets, Funding and Adjustments (Ms. Cheung)
For the portion of incentive funding based on division-level financial goals for S&P Global Market Intelligence, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of  $1,963 million, representing an increase of 7.1%, and Division ICP Adjusted EBITA Margin of 34.3%, after adjusting for the impact of changing foreign exchange rates, the impact of funding for above target achievement of enterprise goals and division business-building goals, acquisitions and divestitures and unspent strategic investment funds. Based on these blended results, the 2019 achievement and funding for the S&P Global Market Intelligence division-level financial goals was 95%.
Exhibit A on page A-3 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Market Intelligence business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2019 achievement and funding for the division-level business-building goals was 125% for each of customer and operations and 150% for people goals.
Overall, the 2019 achievement and funding for the blend of Company and S&P Global Market Intelligence business performance was 105%.
2019 S&P Dow Jones Indices Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Matturri)
For the portion of incentive funding based on division-level financial goals for S&P Dow Jones Indices, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of  $909 million, representing an increase of 8.6%, and Division ICP Adjusted EBITA Margin of 68.9%, after adjusting for the impact of changing foreign exchange rates, the impact of funding for above target achievement of enterprise
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goals and division business-building goals and revenue timing adjustments. Based on these blended results, the 2019 achievement and funding for the S&P Dow Jones Indices division-level financial goals was 124%.
Exhibit A on page A-4 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Dow Jones Indices business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2019 achievement and funding for the division-level business-building goals was 125% for each goal category.
Overall, the 2019 achievement and funding for the blend of Company and S&P Dow Jones Indices business performance was 123%.
Individual Strategic Goals
As discussed in detail above, 70% of the individual short-term annual incentive award was determined based on Company financial results (or a blend of the Company funding and division results for division presidents) and achievement of business-building metrics. For all NEOs, including the CEO, the remaining 30% was allocated based on the achievement of individual strategic or developmental goals (our NEOs’ key achievements for 2019 are described on pages 67 through 71 of this Proxy Statement). The sum of the total annual incentive award for each participant was capped at 200% of their target annual incentive award.
2019 Payouts Under the STIC
For a list of the actual payments made to our NEOs under the STIC in respect of 2019 performance, see the chart on page 72 of this Proxy Statement.
2020 Short-Term Annual Incentive Plan Design and Targets
2020 Short-Term Annual Incentive Plan Design Under the STIC
As discussed on page 56 of this Proxy Statement, the Compensation Committee increased the relative weighting of strategic-business building goals for Customer, Operations and People (from 15% to 24% in the aggregate, divided equally between each of the three categories) under both the enterprise scorecard for Messrs. Peterson and Steenbergen and the division scorecards for NEO division leaders and introduced new KPIs for strategic ESG priorities tied to environmental sustainability goals. The Compensation Committee approved these changes to the 2020 STIC to improve the alignment of the Company’s annual performance incentives with long-term strategic milestones under the Company’s operating plan, in addition to rewarding strong financial performance. In connection with this change, the Compensation Committee also made corresponding adjustments to the enterprise-level and division-level financial metrics used to determine the overall incentive funding for our division presidents under the 2019 STIC to maintain an appropriate level of focus on enterprise-wide financial performance. The weighting assigned to the blend of enterprise- and division-level financial goals under the scorecards for our division presidents will be a mix of 20% enterprise (increased from 17% under the 2019 STIC) and 56% division (decreased from 68% under the 2019 STIC) financials.
The Compensation Committee believes that these changes will promote and reward behaviors that drive execution of the Company’s business strategy, while continuing to incentivize achievement of strong annual financial results.
2020 Short-Term Annual Incentive Award Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2020 target annual incentive award so that, together with his base salary and long-term incentive award, his total target annual compensation is market competitive and motivates and rewards him for performance against Company and individual goals. For 2020, the Compensation Committee determined to increase Mr. Peterson’s target annual incentive award amount from $2,300,000 to $3,250,000 to maintain the
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COMPENSATION DISCUSSION AND ANALYSIS  (continued)

competitive market positioning of his target cash compensation in alignment with the median compensation levels of our Proxy Peer Group and competitive market data and in recognition of Mr. Peterson’s demonstrated leadership experience and success achieving strong performance results.
As discussed beginning on page 61, the target annual incentive award amounts for the other NEOs also reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions and the strategic importance of the respective roles to the Company. For 2020, the Compensation Committee determined not to increase the target annual incentive award amount for Mr. Steenbergen and approved increases for Mr. Berisford, to better reflect the nature and scope of his role and improve the competitiveness of his target annual incentive compensation relative to market, and Ms. Cheung, to reflect her expanded role and responsibilities and provide a competitive level of target annual incentive compensation.
Due to Mr. Matturri’s upcoming retirement in 2020, his target annual incentive award amount will remain the same and be paid pro rata, pursuant to the terms of the 2020 STIC.
For a list of the 2020 NEO target annual incentive award amounts under the 2020 STIC, see the chart above on page 72 of this Proxy Statement.
Long-Term Incentive Plan
Snapshot: Long-Term Incentive Target Opportunities
Executive	2019 Long-Term Incentive Target	2020 Long-Term Incentive Target

D. Peterson	$8,000,000	$9,000,000

E. Steenbergen	$2,500,000	$2,750,000

J. Berisford	$1,500,000	$1,800,000

M. Cheung	$1,125,000	$1,750,000

A. Matturri (1)	$1,400,000	$1,400,000(2)
(1)
Mr. Matturri will retire from his position, effective September 1, 2020 or such earlier time as the Company appoints his successor.

(2)
Reflects Mr. Matturri’s annualized long-term incentive target, which will be paid pro rata based on service through his departure date, pursuant to the terms of the 2019 Stock Incentive Plan and his 2020 S&P Dow Jones Indices Long-Term Cash Award.

2019 Long-Term Incentive Plan Award Structures

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2019 Long-Term Incentive Plan Award Design
To ensure that the Long-Term Incentive Plan supports the main objectives of our executive compensation program and the Company’s business strategy, we periodically review our Plan and the structure of our long-term incentive awards granted pursuant to the Plan to make adjustments as our business needs change.
•
The long-term incentive award is delivered as a mix of 70% performance share units (PSUs) and 30% restricted stock units (RSUs), except for Mr. Matturri (described below).
•
Both PSUs and RSUs have three-year cycles but the RSUs are solely time-based and are not tied to performance goals. The mix of PSUs and RSUs balances incentives based on stock price appreciation and performance factors not directly related to stock price.
•
The 2019 PSU awards are measured based on ICP Adjusted EPS growth over a three-year performance cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance.
•
Commencing in 2017, the Compensation Committee modified the vesting schedule of RSUs to vest ratably over three years rather than cliff vesting after three years to provide a more effective recruitment tool. In connection with its annual review of the Company’s compensation program, the Compensation Committee found that this change was appropriately balanced by the three-year cliff vesting schedule for PSU awards, which generally represent 70% of the total long-term grant value for NEOs.
•
As the Chief Executive Officer of S&P Dow Jones Indices, Mr. Matturri’s long-term incentive award differs from that of the other NEOs. S&P Dow Jones Indices is a joint venture between S&P Global and CME Group. In order to align Mr. Matturri’s interests more closely with the financial performance of the joint venture, 60% of his award consists of performance-based long-term cash measured based on the ICP Adjusted EBITA growth of the joint venture over a three-year performance cycle. The remaining 40% of his award is made up of a mix of 70% S&P Global PSUs and 30% S&P Global RSUs. The PSUs are measured based on the same S&P Global ICP Adjusted EPS growth goal described above.
2019 Long-Term Incentive Plan Awards
2019 Long-Term Incentive Plan Award Goals
In 2019, the Company continued to use an ICP Adjusted EPS growth goal for the 2019-2021 performance period for PSUs, which we believe continues to allow us to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance.
The following payout schedule was approved for the 2019 PSU Awards for the 2019-2021 performance period:
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The following payout schedule was approved for the 2019 Long-Term Cash Awards for the S&P Dow Jones Indices 2019-2021 performance period:
Any payments under the 2019 PSU and S&P Dow Jones Indices Long-Term Cash Awards will be made during the first quarter of 2022, based on the achievement through the 2019-2021 performance period.
2019 Long-Term Incentive Plan Award Grants
For detailed information concerning each grant made to the NEOs in 2019, see the 2019 Grants of Plan-Based Awards Table beginning on page 92 of this Proxy Statement.
2017 Long-Term Incentive Plan Award Achievement
2017-2019 PSU Achievement (All NEOs)
Our 2017 PSU award for the 2017-2019 performance period was based on the achievement of the following ICP Adjusted EPS growth goal during the cycle:
The cumulative compound ICP Adjusted EPS growth during the cycle was 16.4%. The Compensation Committee uses ICP Adjusted EPS growth during the three-year cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal recurring revenue, operating expenses, and operating results for compensation purposes. Based on this achievement, the 2017 PSU award was earned at 160% of target.
2017-2019 S&P Dow Jones Indices Long-Term Cash Award Achievement (Mr. Matturri)
60% of Mr. Matturri’s 2017 long-term incentive award for the performance period 2017-2019 was in the form of long-term cash (with the remaining 40% in the form of a mix of 70% PSUs and 30% RSUs, as described above), which long-term cash was earned based on the achievement of the following cumulative Division ICP Adjusted EBITA growth goal during the cycle:
During the cycle, cumulative Division ICP Adjusted EBITA growth was 14.8%. Based on this achievement, the long-term cash award for S&P Dow Jones Indices performance was earned at 200% of target. For detail on Mr. Matturri’s actual payout, see footnote 2 to the Summary Compensation table on page 90.
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2020 Long-Term Incentive Award Design and Targets
2020 Long-Term Incentive Plan Award Design
The Compensation Committee approved an EPS growth metric over a three-year performance cycle for the 2020 PSU awards, which it believes provides a good measure of return to our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance. The Committee also approved an S&P Dow Jones Indices Division ICP Adjusted EBITA growth metric over a three-year performance cycle for the long-term cash portion of Mr. Matturri’s 2020 long-term award.
2020 Long-Term Incentive Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2020 long-term incentive target so that, together with his base salary and short-term incentive award, his total annual target compensation is market competitive and motivates and rewards him for performance against Company and individual goals. For 2020, the Compensation Committee determined that Mr. Peterson’s long-term incentive target amount should be increased from $8,000,000 to $9,000,000 to maintain competitive market positioning relative to the median compensation levels of the Company’s Proxy Peer Group and competitive market data in light of Mr. Peterson’s demonstrated leadership experience and success achieving strong performance results.
As discussed beginning on page 61, the long-term incentive amounts for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions and strategic importance of their respective roles to the Company. For 2020, the Compensation Committee approved increases to the target long-term incentive award amounts for Messrs. Berisford and Steenbergen, to better reflect the nature and scope of their respective roles and improve the competitiveness of their target long-term incentive compensation relative to market, and Ms. Cheung, to reflect her expanded role and responsibilities and provide a competitive level of target long-term incentive compensation.
Due to Mr. Matturri’s upcoming retirement in 2020, his target long-term incentive award amount will remain the same and be paid pro rata, pursuant to the terms of the 2019 Stock Incentive Plan and his 2020 S&P Dow Jones Indices Long-Term Cash Award.
For a list of the 2020 NEO targets under the 2020 Long-Term Incentive Plan, see the chart above on page 78 of this Proxy Statement.
Benefits and Perquisites
Health and Welfare Benefits
The Company provides a healthcare benefit program for all U.S.-based employees, including the NEOs. The employee healthcare contributions are differentiated by salary levels, requiring higher-paid employees to make larger contributions for their healthcare coverage.
We provide no supplemental executive healthcare benefits, other than a Company-paid annual physical examination for the NEOs and certain other senior executives.
Additionally, the NEOs and certain other executives participate in our Management Supplemental Death & Disability Benefits Plan. Pursuant to the executive life insurance policy provided under the Plan, in the event of the executive’s death prior to retirement, the executive’s beneficiary will receive a fully-insured lump sum amount equal to 200% of the executive’s base salary in effect at the time of the executive’s death, up to a maximum benefit of  $2 million.
The Plan also provides a supplemental long-term disability benefit. The long-term disability benefit was amended, effective January 2020, to change the benefit funding from 100% self-insured by the Company to approximately 80% fully-insured through Lincoln Financial (the “Insurer”), with the remaining 20% self-insured by the Company. In connection with the change in funding, some corresponding changes were made to the formula for calculating monthly disability income.
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Perquisites
We provide a limited number of perquisites to our NEOs, which we believe are reasonable in amount, market competitive, and consistent with our overall compensation plan. We also believe each perquisite confers a benefit to the Company, by enabling our NEOs to conduct Company business more effectively and place greater focus on the demands of their positions. Special benefits or perquisites for the NEOs are reviewed by the Compensation and Leadership Development Committee at least annually, and include:
•
professional services expense reimbursement (inclusive of financial counseling, tax planning and preparation, and estate planning) for financial advisors to assist executives with their personal financial affairs, thus permitting executives to focus more energy on their business responsibilities;
•
comprehensive annual physical examination, plus related travel expenses, to encourage proactive health management and help ensure business continuity; and
•
Company car and driver for our CEO for security purposes and reimbursement for reasonable travel and business-related expenses for NEOs.
These perquisites involve minimal cost to the Company and constitute a small percentage of our NEOs’ total compensation. We do not provide tax gross-ups in respect of any income recognized by our NEOs as a result of receiving the reimbursements or perquisites described above.
For additional information on our perquisites and other benefits, see the Summary Compensation Table beginning on page 89 of this Proxy Statement, which includes the incremental cost to the Company for providing these benefits.
Retirement and Other Benefits following Termination of Employment
In connection with their retirement or other termination of employment, our NEOs will generally be eligible to receive benefits under our retirement plans and, depending on the circumstances of an executive’s termination, severance benefits.
These post-termination benefits are described beginning on page 100 of this Proxy Statement.
Retirement Benefits
Effective as of April 1, 2012, we froze accruals and participation under both of our defined benefit pension plans under which Messrs. Berisford and Matturri and Ms. Cheung are entitled to benefits: the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries, a pension plan covering some of our U.S. employees, and the S&P Global Inc. Employee Retirement Plan Supplement, a non-qualified pension plan. Our defined contribution plans are provided to all employees, including our senior executives, to allow them to accumulate assets for retirement through a combination of individual savings and Company contributions and to allow participants in these plans the opportunity to direct the investment of these retirement assets.
Other Benefits
Our NEOs may also participate in the charitable S&P Global Matching Gift Program, open to all employees and Directors of the Company, which provides the opportunity to help maximize the impact of eligible charitable giving through a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation of  $5,000 (or the currency equivalent) in the aggregate per year. The Company also launched a special charitable campaign during the month of December 2019, during which the maximum corporate match on participant donations was raised to $10,000 in the aggregate or, for employee donations to four specially designated foundations (Accion U.S. Network, Girls Who Code, UNICEF Mercury Fund for
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Emergency Response, and the World Wildlife Fund), $15,000 in the aggregate. Retirees are also eligible to participate in this program for up to three years after they leave the Company and are no longer active employees or directors.
In addition, our NEOs, as well as other eligible employees and Directors of the Company, may participate in the S&P Global Political Action Committee (“S&P Global PAC”), which is funded by eligible U.S.-based participants in accordance with applicable federal law. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the participant’s choosing that match the participant’s contribution to the S&P Global PAC, up to an annual maximum of  $5,000.
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Severance Benefits (Regular and Change-in-Control)
The Compensation Committee believes that maintaining a competitive level of separation benefits is appropriate as part of our overall compensation program and in line with its objective to attract, retain and motivate high-caliber management talent. Our severance arrangements with all of our NEOs are governed by our Senior Executive Severance Plan. This severance program is designed to provide employees with security and reasonable compensation upon an involuntary termination of employment, and to ensure the continued commitment of employees in the event of a potential or actual change-in-control. The Compensation Committee does not take into account the benefits offered under the Senior Executive Severance Plan in setting compensation for our NEOs.
The Senior Executive Severance Plan generally provides for base salary and benefits continuation in the event of a Company-initiated termination (including a “constructive” termination) other than a termination for cause, as defined on page 100 of this Proxy Statement. Discussion of severance payable on certain qualifying terminations (including following a change-in-control of the Company) can be found in the Potential Payments Upon Termination or Change-in-Control section on pages 100 through 104 of this Proxy Statement.
Payments of annual incentives under the Key Executive Short-Term Incentive Compensation Plan and vesting acceleration or modification of long-term cash awards and equity awards granted under our 2002 Stock Incentive Plan and 2019 Stock Incentive Plan on the occurrence of a defined change-in-control are described in the table below. Upon certain qualifying terminations not in connection with a defined change-in-control, our NEOs may be entitled to a pro rata portion of their annual cash incentive award and certain outstanding equity awards. For details, see pages 102 through 103 of this Proxy Statement.
PAY ELEMENTS	TREATMENT OF OUTSTANDING INCENTIVE AWARDS UPON CHANGE-IN-CONTROL (“CIC”)

Short-Term Incentive Awards	• Payments are made pro-rata based on the average of the three prior years’ payments.

RSU Awards	• Double-trigger treatment: awards do not vest upon the CIC but are generally converted into RSUs of the surviving company (assuming the successor company assumes the awards).

PSU Awards
•
Double-trigger treatment: Awards do not vest upon the CIC but are generally converted into time-vesting RSUs of the surviving company’s stock (assuming the successor company assumes the awards) with the number of underlying shares based on ICP Adjusted EPS goals deemed to be fully achieved at target, if less than 50% of the performance period has been completed, or based on actual performance, if 50% or more of the performance period has been completed upon the CIC.

•
Delivery of shares in respect of converted RSUs will generally occur in the year following the end of the applicable performance period.

Stock Options	• Double-trigger treatment: awards do not vest upon the CIC and are generally converted into options of the surviving company (assuming the successor company assumes the awards).

Long-Term Cash Awards
•
The Board, at its discretion, may modify or waive the applicable performance measures, performance period, or cash awards.

•
Under no circumstances will the timing of the award payment date be accelerated.

Certain payments that would be provided to our NEOs in connection with a change-in-control could be classified as “excess parachute payments” under Section 280G of the Internal Revenue Code, in which case they would
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not be deductible as compensation by the Company. In addition, Section 4999 of the Internal Revenue Code imposes an excise tax on executives who receive an excess parachute payment equal to 20% of such amount. The excise tax would not be reimbursed or “grossed up” by the Company. Instead, as discussed on page 97 of this Proxy Statement, in certain circumstances, we would “cut back” the amount of certain benefits and payments to ensure tax deductibility by the Company under Section 280G to the extent the executive’s “cut back” amount is greater on an after-tax basis than the full amount.
Stock Ownership Guidelines
We are committed to ensuring that our executive officers have a significant ownership stake in the Company to strengthen the alignment of our executives’ interests with those of our shareholders.
The Company has formal stock ownership guidelines for senior executives set at six times (6x) base salary for the CEO and three times (3x) base salary for the other NEOs. These guidelines are aligned with competitive information on executive stock ownership guidelines. The ownership guidelines will be reduced by one-half for executives covered by these guidelines beginning at age 62. This reduction is intended to permit individuals to begin an orderly process of stock sales to provide for diversification as the executives covered by these guidelines get closer to the normal retirement age under the Company’s benefit plans.
Until the guidelines for ownership levels are attained, senior executives must retain 100% of net profit shares realized from the exercise of stock options, the payment of PSU and RSU awards, and the vesting of any restricted stock awards. In the event of financial hardship, the ownership guidelines may be waived or suspended in the discretion of the Compensation Committee until the hardship no longer applies. Upon attainment of the guidelines for ownership levels, senior executives must continue to retain 50% of any future net profit shares acquired from stock option exercises for six months. Further, the CEO and his direct reports who are under the purview of the Compensation Committee are subject to this six-month holding period following voluntary termination of employment, including retirement. Once the required number of shares is attained, future salary increases and changes in stock price will no longer have an impact, unless the executive is promoted to a higher guideline ownership level.
The Compensation Committee applies the following share-counting principles to determine the share ownership level of covered executives under the guidelines:
SHARES THAT COUNT	SHARES THAT DO NOT COUNT

•
100% of the shares directly owned

•
50% of outstanding vested and unvested RSUs

•
50% of unvested restricted shares

•
50% of PSUs for which attainment of the performance criteria has already been determined

• Unexercised options (whether or not vested) • PSUs for which the performance cycle is ongoing
As of January 1, 2020, all of the NEOs were compliant with the Executive Stock Ownership Guidelines. Messrs. Peterson, Berisford, Matturri and Steenbergen own shares in excess of their ownership guideline multiples. Ms. Cheung is compliant with the Executive Stock Ownership Guidelines but will require some time to accumulate sufficient shares to exceed her base salary multiple, due to her recently becoming subject to the Guidelines as a result of her appointment as President of S&P Global Market Intelligence in January 2019.
       2020 Proxy Statement       85

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Risk and Control
The Compensation Committee considers risks related to compensation policies and practices and incentive related risks. The Compensation Committee establishes performance metrics that reward our executives for creating shareholder value, and establishes goals and payment schedules for each metric that are designed to provide a balance to motivate the achievement of the established goals without the need for inappropriate or excessive risk-taking.
In 2020, management updated its prior review of the Company’s compensation plans as well as Company compensation policies and practices regarding whether they encourage excessive risk taking and determined that the Company’s compensation plans, programs and policies do not present a material risk of causing behavior that is reasonably likely to have a material adverse effect on the Company. Management reviewed its findings with the Compensation Committee and Pay Governance (the Compensation Committee’s independent compensation advisor), who each concurred in these findings and conclusions.
In addition, the Compensation Committee annually assesses plan design, performance metrics and goals for the annual incentive plans within the Company’s divisions to ensure that their designs are appropriately aligned with business and regulatory considerations and do not encourage inappropriate or excessive risk-taking.
Pay Recovery Policies
In 2014, the Compensation Committee strengthened its pay recovery (clawback) policy to provide more structure and impact. The Compensation Committee adopted a revised policy providing that annual cash incentive and long-term incentive award payments (PSUs, RSUs, stock options and long-term incentive cash compensation) could be subject to recovery by the Company if one or more of the following occurs:
•
For senior management, material recalculation or adjustment of the performance measures.
•
For all individuals covered by this policy, intentional, willful or grossly negligent act or omission that violates one or more of the Company’s policies that have or will have a material negative impact on the Company’s business, reputation or financial condition.
•
For all individuals covered by this policy, criminal activity, fraud or other illegal or unlawful activity that has or will have a material negative impact on the business, financial condition or reputation of the Company.
Additionally, a separate Pay Recovery Policy was adopted for S&P Global Ratings (“S&P Policy”). In addition to the recovery items noted above, the S&P Policy has these recovery items:
•
For all covered individuals, material violations of policy or division or product risk parameters, policies or operating procedures resulting from the gross negligence, intentional wrongdoing or willful misconduct of a covered individual that have or will have a material negative impact on the business, financial condition or reputation of S&P Global Ratings.
•
For all covered individuals, material failure to adequately supervise the administration and implementation of one or more of S&P Global Ratings’ policies or division or product risk parameters, policies or operating procedures which results from gross negligence, intentional wrongdoing or willful misconduct that has or will have a material negative impact on S&P Global Ratings’ business, financial condition or reputation.
Senior management and covered individuals include both active and former employees for the covered period.
As President of S&P Global Ratings, Mr. Berisford is subject to both policies.
86       2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Insider Trading Policy and Prohibition on Hedging and Pledging
Under the Company’s Insider Trading Policy, Directors, executive officers and all other employees subject to the Policy (i.e., employees who influence our products and services and/or have access, or potential access, to material non-public information), as well as any immediate family members of the foregoing and any entities whose investment decisions are made by or shared with any of the foregoing, are prohibited, without exception, from speculative trading in Company securities, including engaging in any “hedging” transactions related to Company stock. The prohibition against speculative trading and “hedging” includes short sales and derivative transactions, such as puts, calls, swaps and collars, and any other arrangements intended to hedge or offset exposure to price fluctuations in Company stock or provide protection against declines in the value of Company stock. Further, no shares of Company stock beneficially owned, either directly or indirectly, by Directors, executive officers or covered employees may be pledged or otherwise used as security for a loan, including by holding such securities in a margin account.
Employment Agreements
None of our NEOs have formal employment agreements with the Company.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid to a public company’s chief executive officer and other named executive officers (excluding the company’s principal financial officer for tax years prior to 2018) to $1 million during any fiscal year.
Prior to 2018, this $1 million deduction limit did not apply to compensation that qualified as “performance-based.” However, the Tax Cuts and Jobs Act eliminated the exemption for performance-based compensation for tax years beginning after 2017, except for providing transition relief for certain “grandfathered” arrangements in effect on November 2, 2017, and expanded the group of current and former executives covered by the $1 million deduction limit under Section 162(m).
Although the Compensation Committee generally sought to maximize the tax deductibility of executive compensation, the Committee believes that the primary purpose of the Company’s compensation program is to advance the Company’s business strategy and the long-term interests of our shareholders, which are best served by retaining flexibility in structuring the Company’s compensation programs. The Compensation Committee is committed to linking executive pay to performance and does not expect the changes to Section 162(m) to alter the performance-driven design of our compensation programs.
The Compensation Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for our NEOs. The Compensation Committee reviews potential accounting effects in determining whether its compensation actions are in the best interests of the Company and our shareholders.
       2020 Proxy Statement       87

COMPENSATION DISCUSSION AND ANALYSIS  (continued)

Compensation Committee Report
The Compensation and Leadership Development Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis found on pages 52 through 88 of this Proxy Statement and, based on this review and discussion, the Compensation and Leadership Development Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation and Leadership Development Committee.
William D. Green (Chair)
Stephanie C. Hill
Monique F. Leroux
Edward B. Rust, Jr.
Kurt L. Schmoke
88       2020 Proxy Statement

Executive Compensation Tables

Executive Compensation Tables
2019 Summary Compensation Table
The following table contains information concerning compensation paid or accrued to the named executive officers for services rendered in all capacities to the Company in 2019, 2018 and 2017:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value ($) (3)	All Other Compensation ($) (4)	Total ($)
Douglas L. Peterson President and Chief Executive Officer	2019	$1,000,000	—	$8,000,000	—	$2,783,000	—	$369,512	$12,152,512
	2018	$1,000,000	—	$8,820,000	—	$2,047,000	—	$493,845	$12,360,845
	2017	$1,000,000	—	$6,000,000	—	$3,240,000	—	$479,216	$10,719,216
Ewout L. Steenbergen EVP, Chief Financial Officer	2019	$825,000	—	$2,500,000	—	$1,350,000	—	$222,492	$4,897,492
	2018	$806,250	—	$2,275,000	—	$975,000	—	$311,098	$4,367,348
	2017	$750,000	—	$1,800,000	—	$1,950,000	—	$63,041	$4,563,041
John L. Berisford President, S&P Global Ratings	2019	$625,000	—	$1,500,000	—	$1,110,000	$9,121	$169,844	$3,413,965
	2018	$618,750	—	$1,500,000	—	$541,500	$0	$240,466	$2,900,716
	2017	$600,000	—	$1,300,000	—	$1,300,000	$4,833	$180,138	$3,384,971
Martina Cheung President, S&P Global Market Intelligence	2019	$549,527	—	$1,125,000	—	$910,000	$10,816	$103,720	$2,699,063
Alex J. Matturri Chief Executive Officer, S&P Dow Jones Indices	2019	$625,000	—	$560,000	—	$2,180,000	$61,754	$188,102	$3,614,856
	2018	$606,250	—	$460,000	—	$2,044,000	$0	$197,523	$3,307,773
	2017	$537,500	—	$400,000	—	$1,788,000	$36,080	$151,657	$2,913,237
(1)
The amounts reported in this column reflect the aggregate grant date fair value of the equity awards granted to the named executive officers in the relevant year, which may include performance share units (“PSUs”), restricted stock units (“RSUs”) and restricted stock awards, as applicable, granted under the Company’s 2002 Stock Incentive Plan. The assumptions used to calculate the awards were in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation, as disclosed in Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K for the 2019 year filed with the SEC on February 10, 2020. The amounts for the PSUs granted in 2019 were calculated based on the probable outcome of performance conditions as of the grant date computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures.

The maximum values for the 2019 and 2018 PSUs as of the grant date are as follows:
Executive	2019	2018

D. Peterson	$11,200,000	$9,548,000

E. Steenbergen	$3,500,000	$3,185,000

J. Berisford	$2,100,000	$2,100,000

M. Cheung	$1,575,000	N/A

A. Matturri	$784,000	$644,000
The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers. These awards are further described on pages 92 through 93 of this Proxy Statement.
       2020 Proxy Statement       89

Executive Compensation Tables (continued)

(2)
The amounts reported in this column represent the cash incentive awards paid under the Company’s Key Executive Short-Term Incentive Compensation Plan to all of our named executive officers. The amount reported for Mr. Matturri also includes the $1,200,000 payment relating to the 2017 S&P Dow Jones Indices Long-Term Cash Incentive Compensation Plan, which vested on December 31, 2019. For additional information regarding these cash incentive awards, see pages 72 through 80 of the Compensation Discussion and Analysis included in this Proxy Statement.

(3)
The amounts reported in this column include benefits under the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries (“ERP”) and the S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”), which are described on pages 95 through 96 of this Proxy Statement. The 2019 present value of accumulated benefits increased from the 2018 present values by $9,121 for Mr. Berisford, $10,816 for Ms. Cheung and $61,754 for Mr. Matturri. Messrs. Peterson and Steenbergen are not participants in the ERP and ERPS plans since they did not meet the eligibility requirements on April 1, 2012 when participation in the plans was frozen. These amounts are disclosed in the Pension Benefits Table beginning on page 95 of this Proxy Statement.

(4)
The amounts shown in this column include the items described below:

The Company made contributions under the 401(k) Savings and Profit Sharing Plan of S&P Global Inc. and its Subsidiaries, the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement as follows:
Name	401(k) Savings and Profit Sharing Plan ($)	401(k) Savings and Profit Sharing Plan Supplement ($)

D. Peterson	$27,478	$304,370

E. Steenbergen	$27,478	$167,200

J. Berisford	$27,478	$97,515

M. Cheung	$27,478	$64,078

A. Matturri	$27,478	$157,190
•
The amount for Mr. Peterson includes the aggregate incremental cost to the Company associated with Mr. Peterson’s personal use of a Company car. The aggregate incremental cost to the Company was determined by multiplying the fuel and depreciation costs incurred by the Company in operating its Company-owned car by a fraction, the numerator of which was the total number of personal miles driven by Mr. Peterson in 2019 and the denominator of which was the total number of miles that the Company owned car was driven in 2019. The aggregate incremental cost to the Company does not include fixed costs that would be incurred regardless of Mr. Peterson’s personal use of the Company-owned car (e.g., insurance premiums and driver salaries). Additionally, the amount for Mr. Peterson includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, an annual executive physical exam paid for by the Company, a charitable contribution made by the Company in Mr. Peterson’s name under the S&P Global Matching Gift Program and Company-paid life insurance premiums. The amount also includes Company-made contributions through the S&P Global PAC charitable matching program.
•
The amount for Mr. Steenbergen includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a charitable contribution made by the Company in Mr. Steenbergen’s name under the S&P Global Matching Gift Program, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Berisford includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, overnight accommodations in the New York metropolitan area in connection with certain business events, a charitable contribution made by the Company in Mr. Berisford’s name under the S&P Global Matching Gift Program, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
90       2020 Proxy Statement

Executive Compensation Tables (continued)

•
The amount for Ms. Cheung includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Matturri includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement and Company-paid life insurance premiums.
       2020 Proxy Statement       91

Executive Compensation Tables (continued)

2019 Grants of Plan-Based Awards Table
The following table contains information concerning each grant of an award made to the named executive officers in 2019:
Name	Grant Date (mm/dd/yyyy)	Date Approved by Compensation and Leadership Development Committee (mm/dd/yyyy)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (1)(2)		All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($) (4)
			Target ($)	Maximum ($)	Target (#)	Maximum (#)
D. Peterson	4/1/2019	2/26/2019	$2,300,000	$4,600,000	26,303	52,606				$5,600,000
	4/1/2019	2/26/2019					11,273			$2,400,000
E. Steenbergen	4/1/2019	2/26/2019	$1,150,000	$2,300,000	8,220	16,440				$1,750,000
	4/1/2019	2/26/2019					3,523			$750,000
J. Berisford	4/1/2019	2/26/2019	$900,000	$1,800,000	4,932	9,864				$1,050,000
	4/1/2019	2/26/2019					2,114			$450,000
M. Cheung	4/1/2019	2/26/2019	$750,000	$1,500,000	3,699	7,398				$787,500
	4/1/2019	2/26/2019					1,585			$337,500
A. Matturri	4/1/2019	2/26/2019	$925,000	$1,850,000	1,841	3,682				$392,000
	4/1/2019	2/26/2019					789			$168,000
	4/1/2019	2/26/2019	$840,000	$1,680,000
(1)
Non-equity and equity incentive plan awards do not have minimum threshold amounts. Consequently, no threshold amounts are listed. The non-equity incentive plan awards reflect target and maximum payouts with respect to the 2019 Key Executive Short-Term Incentive Compensation Plan, which is discussed on page 72 of this Proxy Statement.

(2)
Reflects annual PSUs granted under the Company’s 2002 Stock Incentive Plan, which are discussed on page 93 of this Proxy Statement. Annual PSU awards were granted on April 1, 2019. For vesting terms, see Footnote 3 to the Outstanding Equity Awards at 2019 Fiscal Year-End Table below.

(3)
Reflects annual RSUs granted under the Company’s 2002 Stock Incentive Plan, which are discussed on page 93 of this Proxy Statement. Annual RSU awards were granted on April 1, 2019. For vesting terms, see Footnote 1 to the Outstanding Equity Awards at 2019 Fiscal Year-End Table below.

(4)
The amounts in this column for the PSU and RSU awards reflect their aggregate grant date fair values, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amounts in this column for the PSUs were calculated based on the probable outcome of the performance condition as of the grant date in accordance with FASB ASC Topic 718. For the values of these PSUs, assuming attainment of the maximum level of performance, see Footnote 1 to the 2019 Summary Compensation Table on pages 89 through 90 of this Proxy Statement. The actual value, if any, realized by each named executive officer for these PSU and RSU awards is a function of the value of the shares if and when they vest. For additional information on how we account for stock-based compensation, see Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K filed with the SEC on February 10, 2020.

92       2020 Proxy Statement

Executive Compensation Tables (continued)

Outstanding Equity Awards at 2019 Fiscal Year-End Table
The following table contains information concerning unexercised options, stock that has not vested, and other equity incentive plan awards outstanding on December 31, 2019 for each of the named executive officers:
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date (mm/dd/yyyy)	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
D. Peterson	51,304		$77.81	3/31/2024
					21,996	$6,006,008	103,766	$28,333,306
E. Steenbergen					3,603	$983,799	33,506	$9,148,813
J. Berisford					2,235	$610,267	21,116	$5,765,724
M. Cheung	1,255		$51.55	3/31/2023
	1,539		$77.81	3/31/2024
	671		$74.07	4/30/2024
					1,281	$349,777	10,398	$2,839,174
A. Matturri	5,560		$37.41	3/31/2021
					780	$212,979	7,132	$1,947,393
(1)
Represents unvested restricted stock and RSU awards which are not performance-based. These awards vest as follows: for Mr. Peterson, 7,447 shares vest on December 31, 2020, 3,833 shares vest on December 31, 2021 and 10,716 shares vest on April 2, 2021; for Mr. Steenbergen, 2,406 shares vest on December 31, 2020 and 1,197 shares vest on December 31, 2021; for Mr. Berisford, 1,517 shares vest on December 31, 2020 and 718 shares vest on December 31, 2021; for Ms. Cheung, 742 shares vest on December 31, 2020 and 539 shares vest on December 31, 2021; for Mr. Matturri, 511 shares vest on December 31, 2020 and 269 shares vest on December 31, 2021.

(2)
Value based on closing price on December 31, 2019 of  $273.05. The amounts for the awards do not necessarily reflect the dollar amounts of compensation that may be realized by our named executive officers. Based on Company performance through December 31, 2019 and, in accordance with SEC rules, the number of PSUs reflected in the table represents the maximum number of PSUs granted in 2018 and 2019 under the Company’s 2002 Stock Incentive Plan that are realizable in connection with the achievement of pre-established performance targets over the applicable performance periods. The actual number of PSUs, if any, that will vest will be based on the level of achievement of the applicable performance goal as of the actual end of the applicable performance period. For more on the terms of awards granted in 2019, see pages 78 and 80 of the Compensation Discussion and Analysis included in this Proxy Statement.

(3)
Includes: (i) PSUs granted in 2019 that are scheduled to vest at the end of a three-year performance period (January 1, 2019 — December 31, 2021) and to pay out by March 2022, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual ICP Adjusted diluted earnings per share growth goal; and (ii) PSUs granted in 2018 that are scheduled to vest at the end of a three-year performance period (January 1, 2018 — December 31, 2020) and to pay out by March 2021, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual ICP Adjusted diluted earnings per share growth goal.

       2020 Proxy Statement       93

Executive Compensation Tables (continued)

Option Exercises and Stock Vested in 2019 Table
The following table contains information concerning each exercise of stock options and each vesting of PSUs and restricted stock awards during 2019 (including PSUs and RSUs that vested on December 31, 2019 but did not settle until early 2020) for each of the named executive officers:
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
D. Peterson	—	—	64,022	$17,849,547
E. Steenbergen	—	—	25,955	$7,142,133
J. Berisford	—	—	13,775	$3,841,069
M. Cheung	—	—	3,098	$861,203
A. Matturri	12,490	$2,559,540	4,282	$1,193,858
(1)
Represents the amount realized based on the difference between the closing price of the Company’s common stock on the date of exercise and the grant price.

(2)
Represents the amounts realized based on the closing price of the Company’s common stock on the applicable valuation date.

94       2020 Proxy Statement

Executive Compensation Tables (continued)

Pension Benefits
2019 Pension Benefits Table
The following table contains information with respect to each Plan of the Company that provides for payments or other benefits to the named executive officers at, following or in connection with retirement:
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)(2)
D. Peterson	ERP	—	—
	ERPS	—	—
	Total		—
E. Steenbergen	ERP	—	—
	ERPS	—	—
	Total		—
J. Berisford	ERP	0	$26,809
	ERPS	0	$19,402
	Total		$46,211
M. Cheung	ERP	1	$27,600
	ERPS	1	$0
	Total		$27,600
A. Matturri	ERP	4	$171,133
	ERPS	4	$261,151
	Total		$432,284
(1)
The benefit amounts shown in the table are actuarial present values of the benefits accumulated through December 31, 2019, as described below. The actuarial present value is calculated by estimating the expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount which, if invested today at an assumed discount rate of 3.45% for the ERP and 3.34% for the ERPS, would be sufficient on an average basis to provide the estimated future payments based on the benefit currently accrued. The assumed retirement age for each named executive officer is the earliest age at which the executive could retire without any benefit reduction due to age. The actual benefit present values will vary from these estimates depending on many factors, including an executive’s actual retirement age.

(2)
As discussed further on page 96 of this Proxy Statement, on April 1, 2012 the Company “froze” the ERP and ERPS to new participants and future accruals. Final benefits for each named executive officer are calculated based on that date, and no additional adjustments are made based on additional service or pay after that date. Messrs. Peterson and Steenbergen are not participants in the ERP and ERPS since they did not meet the eligibility requirements by April 1, 2012.

Messrs. Berisford and Matturri and Ms. Cheung are entitled to retirement benefits under two defined benefit plans of the Company: the Employee Retirement Plan of S&P Global, Inc. and Its Subsidiaries (generally referred to as the “ERP”) and the S&P Global, Inc. Employee Retirement Plan Supplement (generally referred to as the “ERP Supplement” or “ERPS”). Messrs. Peterson and Steenbergen are not participants in these Plans because they did not meet the eligibility requirements before participation was frozen on April 1, 2012. Messrs. Berisford and Matturri and Ms. Cheung were fully vested in their benefits in the ERP and ERPS as of December 31, 2019.
       2020 Proxy Statement       95

Executive Compensation Tables (continued)

Employee Retirement Plan of S&P Global Inc. and Its Subsidiaries (“ERP”)
The Company sponsors a qualified defined benefit pension Plan to provide retirement benefits to eligible U.S.-based employees of the Company, which was frozen to new participants and future accruals as of April 1, 2012. The Plan pays benefits at retirement to participants who terminate or retire from the Company after meeting the eligibility requirements for a benefit. The retirement benefit is based on a percentage of a participant’s total Plan compensation during such participant’s employment with the Company (this is called a career pay formula).
A Plan participant’s annual benefit accrual under the ERP is calculated as 1% of Plan compensation. The Plan compensation includes the participant’s base salary and short-term incentive award. Because this is a qualified Plan, the Plan compensation is restricted by the compensation limit imposed by the Internal Revenue Code. In 2012, the last year for which any benefits accrued under the ERP, this compensation limit was $250,000. The retirement benefit payable from this Plan is the sum of each year’s annual benefit accrual. This amount is available unreduced at the earlier of the Plan’s normal retirement age of 65 or age 62 if a participant has 10 years of service with the Company. If a participant has attained age 55 with 10 years of service with the Company, an early retirement benefit is available. The benefit is reduced by 4% per year for each year of payment prior to age 62 to reflect the earlier payments.
Participants can choose from among several optional forms of annuity payments under the ERP. A participant receives the highest monthly payment under a single life annuity, while the other payment forms result in a lower monthly benefit generally because payment may be made to a surviving joint annuitant or beneficiary following the participant’s death.
The present value estimates shown in the Pension Benefits Table assume payment of the named executive officers’ accumulated benefits under the ERP, based on pay and service earned through April 1, 2012, in the form of a single life annuity commencing on the earliest date the benefits are available unreduced (age 65 in the case of Mr. Berisford and age 62 in the case of Mr. Matturri and Ms. Cheung). The values assume a discount rate of 3.45% and a mortality assumption based on the fully generational RP-2019 mortality table with MP-2019 improvement scale.
S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”)
The Company also maintains a non-qualified pension Plan, which was similarly frozen to new participants and future accruals as of April 1, 2012. Prior to the freeze, this Plan was intended to help attract and retain the executive workforce by providing benefits incremental to those permitted under the qualified pension Plan.
The ERPS is designed to restore retirement benefits that cannot be paid under the ERP due to Internal Revenue Code limits. The benefit provided under the ERPS will effectively equal the difference between the benefit that would have been earned under the ERP, without regard to any pay or benefit limits, and the actual benefit payable under the ERP.
All Plan participants of the ERP are potentially eligible for the ERPS, including Messrs. Berisford and Matturri and Ms. Cheung, provided that their ERP benefits are limited by the Internal Revenue Code limits. In general, a participant’s annual accrual under the ERPS is determined based on 1% of the Plan compensation under the ERP in excess of the Internal Revenue Code compensation limit for that year ($250,000 in 2012). The retirement benefit payable under the ERPS is the sum of each year’s annual benefit accrual. ERPS payments commence one year following separation from service or, if later, age 65, or age 62 with 10 years of service with the Company.
The present value estimates shown in the Pension Benefits Table for accumulated benefits under the ERPS assume a discount rate of 3.34% and are determined using the same payment and mortality assumptions as were used to estimate the values shown under the ERP.
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Executive Compensation Tables (continued)

2019 Non-Qualified Deferred Compensation Table
The following Non-Qualified Deferred Compensation Table contains information concerning our various non-qualified savings and deferral Plans offered to our named executive officers. The Key Executive Short-Term Incentive Deferred Compensation Plan (“ST Incentive Deferred Comp”) permits executives to defer amounts previously earned on a pre-tax basis. The SIPS & ERAPS Plan is the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement, also referred to below as the Company’s “401(k) Savings and Profit Sharing Plan Supplement.”
Name	Plan	Executive Contributions in Last Fiscal Year ($) (1)	Company Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
D. Peterson	SIPS & ERAPS	$553,400	$304,370	$86,742	—	$3,727,381
	ST Incentive Deferred Comp	—	—	$23,525	—	$614,534
	Total	$553,400	$304,370	$110,267	—	$4,341,915
E. Steenbergen	SIPS & ERAPS	$91,200	$167,200	$15,337	—	$760,088
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$91,200	$167,200	$15,337	—	$760,088
J. Berisford	SIPS & ERAPS	$56,439	$97,515	$32,630	—	$1,356,103
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$56,439	$97,515	$32,630		$1,356,103
M. Cheung	SIPS & ERAPS	$34,952	$64,078	$12,693	—	$557,576
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$34,952	$64,078	$12,693		$557,576
A. Matturri	SIPS & ERAPS	$214,350	$157,190	$48,450	—	$2,042,996
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$214,350	$157,190	$48,450	—	$2,042,996
(1)
Reflects executive contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2019 fiscal year, as further described below.

(2)
Reflects Company contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2019 fiscal year, all of which are reported in the All Other Compensation column of the Summary Compensation Table on pages 89 through 91 of this Proxy Statement.

(3)
Reflects non-qualified deferred compensation earnings under the Company’s 401(k) Savings and Profit Sharing Plan Supplement and Key Executive Short-Term Incentive Deferred Compensation Plan.

(4)
This column includes the following aggregated amounts that were disclosed in the Summary Compensation Tables of prior Proxy Statements: $1,646,502 for Mr. Peterson; $301,738 for Mr. Steenbergen; $757,215 for Mr. Berisford; $0 for Ms. Cheung; and $434,510 for Mr. Matturri.

The amounts shown as Company contributions represent employer savings and profit sharing contributions under the 401(k) Savings and Profit Sharing Plan Supplement. In 2013, the employer contribution for the savings plan component increased to 6% of eligible compensation above the IRS compensation limit. In 2014 and later years, participants are required to make employee contributions under the 401(k) Savings and Profit Sharing Supplement to receive the employer contributions to the savings plan component, and the amount of the employer contribution will be based on the amount of the employee contribution, up to 6% of eligible compensation above the IRS compensation limit. In 2012 and 2013, participants were required to make the maximum pre-tax contribution under the qualified 401(k) Savings and Profit Sharing Plan in order to receive the savings plan component supplement. These amounts are also included as All Other Compensation column in the Summary Compensation Table on pages 89 through 91 of this Proxy Statement. Account balances under the 401(k) Savings and Profit Sharing Plan Supplement are currently credited with interest at the rate earned on the
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Executive Compensation Tables (continued)

401(k) Savings and Profit Sharing Plan Stable Assets fund. The annual rate of interest credited under these Plans was 2.69% for the 2019 fiscal year. Account balances under the 401(k) Savings and Profit Sharing Plan Supplement are distributed to executives in the year following the year in which the executive separates from service.
Prior to 2014, executives could elect to defer all or part of their annual incentive award payment under the Key Executive Short-Term Incentive Deferred Compensation Plan. Earnings on amounts deferred under the Key Executive Short-Term Incentive Deferred Compensation Plan are credited at a rate equal to 120% of the applicable Federal Long-Term Rate as prescribed by the Internal Revenue Service in December of the year prior to the year in which the compensation is credited under the Plan. The interest rate that applied to outstanding balances during the 2019 fiscal year was 3.98%. Account balances under the Key Executive Short-Term Incentive Deferred Compensation Plan are distributed to executives in accordance with their individual elections. Participants may elect to receive their deferred award payments in a single lump sum or in up to 15 equal annual installments. Payments may commence within 60 days of retirement or termination or as of January 1 of the year following the year in which such event occurs.
In 2014, the Company enhanced the 401(k) Savings and Profit Sharing Plan Supplement to allow for deferrals of up to 25% of eligible pay above the IRS Compensation limit. As a result of this change, the Company decided to no longer offer a deferral opportunity under the Key Executive Short-Term Incentive Compensation Plan.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees (based on the median, as described below) and that of our President and CEO. We believe that the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with SEC rules.
•
For 2019, the median annual total compensation of all our employees (other than our CEO) was $27,860, and the annual total compensation of our CEO was $12,152,512, as reported in the “2019 Summary Compensation Table” on page 89.
•
Based on this information, for 2019, the ratio of the annual total compensation of our CEO to the median annual total compensation of all other employees was estimated to be 436 to 1.
Our Workforce
As a Company with a global workforce, we invest in our employees at all levels and are committed to providing competitive pay and benefits in every business and geography in which we operate. Market pay levels and pay practices are important factors that we consider in setting competitive compensation that rewards performance and meets the needs of our diverse workforce. With offices in 34 countries and approximately 76% of our employees located outside the United States, the global footprint of our business drives the median pay level at S&P Global.
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Executive Compensation Tables (continued)

Methodology
Pursuant to the SEC rules, the median annual total compensation of all our employees (other than the CEO) is based on the annual total compensation of our “median employee.” We identified the median employee for our pay ratio in 2017 using the following methodology:
•
We considered the compensation of 20,270 S&P Global employees (other than the CEO) located worldwide (approximately 25% of whom were located in the United States and 75% of whom were located in jurisdictions outside the United States) as of October 1, 2017. We did not exclude any countries and we did not make any adjustments for cost of living.
•
We used total cash compensation, consisting of total base pay, plus bonus and commission payments, for the trailing 12-month period from October 1, 2016 to September 30, 2017 as the compensation measure for identifying our median employee. The compensation measure was consistently applied to all employees across our global workforce.
•
Using this methodology, we determined that the median employee was a full-time, salaried employee who provides services as a junior professional at one of our overseas operations sites in the Asia Pacific region.
SEC rules permit us to identify the median employee only once every three years, unless there have been changes in our employee population or employee compensation arrangements that we believe would result in a significant change in our pay ratio disclosure. There has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. As a result, we decided to use the same median employee that we identified for our pay ratio disclosure in 2017.
In determining our 2019 pay ratio, we calculated the median employee’s annual total compensation in the same manner as the named executive officers in the “2019 Summary Compensation Table” beginning on page 89 and used an average rate of exchange from local currency to U.S. dollars for the 12-month period ending on December 31, 2019.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to exclude up to 5% of the workforce, and to make reasonable estimates and assumptions that reflect their employee populations and
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Executive Compensation Tables (continued)

compensation practices. As a result, our pay ratio may not be comparable to the ratio reported by other companies, as other companies have different employee populations, geographic locations, business strategies and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Potential Payments Upon Termination or Change-in-Control
The NEOs may be eligible to receive certain payments and benefits under our severance, incentive and retirement plans in connection with the named executive officer’s termination of employment or a change-in-control. Described below are the specific events that would trigger the payments and benefits, and the estimated payments and benefits that would be provided to the named executive officers upon the occurrence of these events.
Severance Plans
Senior Executive Severance
The NEOs are eligible for severance benefits under our Senior Executive Severance Plan upon the occurrence of the following triggering events:
•
the Company terminates the executive’s employment other than for cause;
•
the executive resigns due to an adverse change in the executive’s functions, duties or responsibilities that would cause the executive’s position to have substantially less responsibility, importance or scope; or
•
the executive resigns due to a reduction of the executive’s base salary by 10% or more.
In addition, the executive will be eligible for severance benefits if the executive resigns following a change-in-control because:
•
the executive’s base salary is reduced (other than a reduction of less than 10% as part of a Company wide salary reduction) below the highest rate in effect since the beginning of the 24-month period prior to the change-in-control;
•
the executive’s annual or long-term incentive opportunity is materially less favorable than at any time since the beginning of the 24-month period prior to the change-in-control;
•
the aggregate value of the executive’s pension and welfare benefits is materially reduced;
•
the executive is required to transfer to a principal business location that increases the distance to the executive’s residence by more than 35 miles;
•
there is an adverse change in the executive’s title or reporting relationship or an adverse change by the Company in the executive’s authority, functions, duties or responsibilities (other than that which results solely from the Company ceasing to have a publicly traded class of common stock or the executive no longer serving as the chief executive, or reporting to the chief executive, of an independent, publicly traded company as a result thereof), which change would cause the executive’s position with the Company to become one of substantially less responsibility, importance or scope; or
•
a successor to the Company fails to adopt the Plan.
A termination for “cause” generally means a termination due to misconduct that results in, or could reasonably be expected to result in, material damage to the Company’s property, business or reputation.
A “change-in-control” generally means:
•
a person or group acquires 20% or more of the Company’s voting securities;
•
the members of our Board of Directors, together with persons approved by a majority of those members or persons approved by them, no longer make up a majority of the Board;
•
consummation of a merger or consolidation involving the Company if our voting securities do not represent more than 50% of the outstanding shares and voting power of the company surviving the transaction; or
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Executive Compensation Tables (continued)

•
our shareholders approve the liquidation or dissolution of the Company.
A change-in-control by reason of a change in a majority of our Board, as described above, could arise, for example, as a result of a contested election (or elections) in which shareholders elect a majority of the members of the Board from nominees who are not nominated for election by the incumbent Board.
Under the Plan, as it was in effect as of December 31, 2019, each named executive officer (other than the CEO, whose severance benefits are described below separately) was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to six months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
Under the Plan, as it was in effect as of December 31, 2019, the CEO, Mr. Peterson, was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to 12 months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
If the triggering event takes place following a change-in-control, then (i) the total severance payments for all named executive officers (including Mr. Peterson) during the 12-month severance period would be equal to the sum of the executive’s annual base salary and annual target incentive award, and (ii) the lump sum payment due at the end of the severance period would also be equal to the sum of the executive’s annual base salary and annual target incentive award, increased by an amount equal to 10% of the lump sum in lieu of benefits. In each case, to receive the separation pay due under the Plan, the executive would have to sign a general release of claims against the Company.
General Severance Treatment
In general, if payments under the Senior Executive Severance Plan are considered “excess parachute payments” under Section 280G of the Internal Revenue Code, then a deduction to the Company will be disallowed and the executive will be subject to an excise tax equal to 20% of the excess parachute payment amount. Because of the way the excise tax is calculated, in certain circumstances, the executive may receive a larger after-tax amount (and the Company will be entitled to a larger tax deduction) if the gross amount payable to the executive is reduced. In this case, certain of the executive’s payments would be “cut back” to the largest amount that would not result in payment of any excise tax.
Severance payments to the named executive officers that constitute non-qualified deferred compensation under Section 409A of the Internal Revenue Code will generally be delayed during the first six months following the executive’s termination, as required under Section 409A, and installments that would have otherwise been paid during the six-month delay will be paid in a lump sum following the end of the six-month delay.
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Executive Compensation Tables (continued)

Estimated Severance as of December 31, 2019
The following table shows the estimated payments and benefits that would have been provided to each NEO if the executive’s employment had involuntarily terminated on December 31, 2019:
Name	Payment on Termination ($) (1)	Payment on Termination Following Change-in-Control ($) (2)
D. Peterson	$2,110,662	$6,930,000
E. Steenbergen	$1,294,953	$4,147,500
J. Berisford	$985,799	$3,202,500
M. Cheung	$868,703	$2,730,000
A. Matturri	$979,412	$3,255,000
(1)
The estimated payment on termination reflects the amount payable, including the estimated value of continued benefit coverage during the severance period.

(2)
For all NEOs, the estimated payment on termination following a change-in-control includes the severance benefit payable under the applicable plan plus 10% of the lump sum portion of the severance amount in lieu of continued benefit coverage.

Key Executive Short-Term Incentive Compensation Plan
The NEOs may receive a portion of their annual incentive award under the Company’s Key Executive Short-Term Incentive Compensation Plan if the executive terminates employment because of death, disability or retirement, or if the Company terminates the executive’s employment other than for cause. Payments are prorated for the period the executive was employed during the year and are made to the executive in a lump sum on the regular payment date under the Plan.
If there is a change-in-control, each named executive officer will receive a payment equal to the average of the NEO’s annual incentive award payments for the preceding three years, prorated for the period elapsed through the date of the change-in-control. The Company may also pay the executive any additional amount necessary to reflect the actual achievement of the Company performance objectives and individual performance criteria for the executive through the date of the change-in-control.
Estimated Short-Term Incentive Payments as of December 31, 2019
The following table shows the estimated payments that would have been provided under the Key Executive Short-Term Incentive Compensation Plan to each named executive officer if the executive’s employment had terminated on December 31, 2019, or if a change-in-control had occurred on that date:
Name	Payment on Termination ($) (1)	Payment on Change-in-Control ($) (2)
D. Peterson	$2,300,000	$2,725,667
E. Steenbergen	$1,150,000	$1,462,500
J. Berisford	$900,000	$890,500
M. Cheung	$750,000	$426,000
A. Matturri	$925,000	$1,038,000
(1)
This assumes 2019 full-year target level of achievement for the named executive officers. The actual payments under the Company’s Key Executive Short-Term Incentive Compensation Plan are reflected in the Summary Compensation Table on pages 89 through 91 of this Proxy Statement.

(2)
Reflects the average of the actual payments paid over the last three years.

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Executive Compensation Tables (continued)

Stock Incentive Plan
Each of the named executive officers has been granted PSUs, RSUs and/or stock options under the Company’s 2002 Stock Incentive Plan. These awards are described on pages 92 and 93 of this Proxy Statement.
Performance Share Units
If the executive terminates employment due to retirement or disability, or in the event of termination of employment by the Company other than for cause, with the approval of the Compensation and Leadership Development Committee, the executive receives the number of shares that would be payable under the terms of the award based on the actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. Delivery of the awarded shares is made in the year following the normal maturity date for the award.
In the case of the executive’s death, the number of shares awarded is based on actual performance for the performance period, prorated for the period of time completed during the award cycle. Delivery of the awarded shares is made by March 15 of the year following the executive’s death.
In the event of a change-in-control during the performance period, if assumed on substantially the same terms and conditions, the PSU awards will convert into an award of time-vesting RSUs with respect to a number of shares determined as follows: if less than 50% of the performance period has elapsed, the number of shares will be based on target performance, and if 50% or more of the performance period has elapsed, the number of shares will be based on actual performance as of the change-in-control. The converted RSUs will then continue to vest pursuant to the original vesting schedule of the PSUs, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause. If the awards are not so assumed, they will be deemed to be earned at the higher of target or actual performance as of the change-in-control date, and the award will vest in full.
Restricted Stock Units
If the NEO terminates employment due to retirement, disability or death, or, with the approval of the Compensation and Leadership Committee, if the Company terminates the executive other than for cause, the executive is eligible to receive a portion of the shares that are covered by the outstanding RSUs. In the case of the executive’s death, delivery of the awarded shares is made within 60 days following the date of the employee’s passing.
In the event of a change-in-control during the vesting period, if assumed on substantially the same terms and conditions, RSUs will roll over into awards of the successor company’s stock and will remain outstanding subject to their original vesting terms, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause within 24 months following the change-in-control. If RSUs are not so assumed, they will vest in full upon the change-in-control.
Stock Options
If the named executive officer terminates employment due to death, disability or normal retirement, the executive’s stock options will vest in full. In addition, in the case of death, the options will be exercisable for one year following the date of death, and, in the case of disability or retirement, until the end of the option term. If the executive terminates employment due to early retirement, generally, the vesting of the executive’s stock options will not accelerate, but, to the extent they are vested at the time of retirement and the executive is 55 or older with 10 years of continuous service, the options will be exercisable until the end of the option term.
In the event of a change-in-control, all outstanding stock options will vest in full and will either be converted into awards based on the common stock of the surviving company or paid to the executive in cash. Cash payments under options will be equal to the value of the option shares, generally the highest price per share paid in the change-in-control, less the exercise price of the shares.
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Executive Compensation Tables (continued)

Long-Term Cash Awards
S&P Dow Jones Indices Long-Term Cash Awards
If the executive terminates due to retirement or death, the executive receives the dollar value in cash that would be payable under the terms of the award based on actual performance for the performance period, prorated for the number of months during the award cycle that the executive was employed. In the event of termination of employment by the Company other than for cause, with the approval of the Compensation and Leadership Development Committee, the executive receives the dollar value in cash that would be payable under the terms of the award based on actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. Payment of the award is made on or before March 15 in the year following the normal maturity date for the award. In the case of the executive’s death, the payment will be made in the year following the executive’s death.
In the event of a change-in-control during the performance period, the Board of the Company may take all actions it may determine necessary or appropriate to treat the executive equitably, including without limitation the modification or waiver of applicable performance measures, the performance period or cash awards.
Estimated Long-Term Award Payments as of December 31, 2019
The following table shows the estimated payments and benefits that would have been provided to each named executive officer in respect of stock options and Long-Term Awards under the Company’s 2002 Stock Incentive Plan if the executive’s employment had terminated on December 31, 2019, or if a change-in-control had occurred on that date:
Name	Termination of Employment			Change-in-Control
	Stock Options ($) (1)	Long-Term Awards ($) (1)(2)	Total ($)	Stock Options ($) (1)	Long-Term Awards ($) (1)(3)	Total ($)
D. Peterson	$—	$33,972,335	$33,972,335	$—	$37,653,868	$37,653,868
E. Steenbergen	$—	$9,774,262	$9,774,262	$—	$10,848,440	$10,848,440
J. Berisford	$—	$6,609,994	$6,609,994	$—	$7,254,392	$7,254,392
M. Cheung	$—	$2,131,647	$2,131,647	$—	$2,615,218	$2,615,218
A. Matturri	$—	$4,565,410	$4,565,410	$—	$5,085,985	$5,085,985
(1)
Dollar value determined using SPGI’s December 31, 2019 closing stock price of  $273.05.

(2)
For Messrs. Peterson, Steenbergen and Berisford and Ms. Cheung, reflects actual achievement in the 2017 PSU cycle and prorated participation and target achievement in the 2018 and 2019 PSU award cycles through December 31, 2019 upon death, disability or retirement, or involuntary termination without cause, with the consent of the Compensation and Leadership Development Committee. For Mr. Matturri, reflects actual achievement in the 2017 long-term cash cycle and prorated participation and target achievement in the 2018 and 2019 long-term cash award cycles and actual achievement in the 2017 PSU cycle and target achievement in the 2018 and 2019 PSU cycles through December 31, 2019 upon death, disability or retirement, or involuntary termination without cause, with the consent of the Compensation and Leadership Development Committee. For all NEOs, this amount also includes time-based RSU awards.

(3)
For Messrs. Peterson, Steenbergen and Berisford and Ms. Cheung, reflects actual achievement of the 2017 PSU award and target achievement of the performance goals for the 2018 and 2019 PSU awards. For Mr. Matturri, reflects actual achievement of the 2017 long-term cash award and target achievement of the performance goals for the 2018 and 2019 long-term cash awards and actual achievement in the 2017 PSU cycle and target achievement in the 2018 and 2019 PSU awards. For all NEOs, this amount also includes time-based RSU awards.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION
2019 Director Compensation Table
Directors who are employees of the Company receive no additional compensation for serving on the Board or its Committees. The following table contains information regarding the compensation that the Company paid to the non-employee Directors in 2019.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Marco Alverà	$112,000	$160,000	$10,127	$282,127

William J. Amelio (3)	$83,250	$133,333	$74	$216,657

William D. Green	$125,000 (6)	$160,000	$127	$285,127

Charles E. Haldeman, Jr.	$262,000 (6)	$160,000	$127	$422,127

Stephanie C. Hill	$115,000	$160,000	$127	$275,127

Rebecca J. Jacoby	$112,000	$160,000	$127	$272,127

Monique F. Leroux	$115,000	$160,000	$127	$275,127

Maria R. Morris	$132,000	$160,000	$127	$292,127

Sir Michael Rake (4)	$48,750	$66,667	$53	$115,470

Edward B. Rust, Jr.	$125,000	$160,000	$127	$285,127

Kurt L. Schmoke	$110,000 (7)	$160,000	$127	$270,127

Richard E. Thornburgh	$132,000 (5)	$160,000	$5,127	$297,127
(1)
Represents grant date fair value calculated in accordance with FASB ASC Topic 718 for deferred stock credited under the Director Deferred Stock Ownership Plan, as described below. The assumptions used to calculate the grant date fair value of the deferred share credits were in accordance with FASB ASC Topic 718 as disclosed in Footnote 8 to the 2019 Consolidated Financial Statements, which appear in the Company’s Form 10-K filed with the SEC on February 10, 2020. The awards outstanding under this Plan as of December 31, 2019, further described on pages 107 and 108 of this Proxy Statement, are as follows:

Name	# of Shares

Marco Alverà	1,651

William J. Amelio (a)	0

William D. Green	10,996

Charles E. Haldeman, Jr.	19,188

Stephanie C. Hill	1,805

Rebecca Jacoby	4,524

Monique F. Leroux	2,077

Maria R. Morris	2,077

Sir Michael Rake	23,982

Edward B. Rust, Jr.	72,904

Kurt L. Schmoke	44,870

Richard E. Thornburgh	10,684
(a)
Mr. Amelio joined the Board in 2019 and thus did not receive any deferred share credits in 2019.

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DIRECTOR COMPENSATION (continued)

(2)
Represents life insurance premiums for all Directors, and Company contributions in the name of Messrs. Alverà and Thornburgh under the S&P Global Matching Gift Program.

(3)
Mr. Amelio became a Director effective as of March 15, 2019.

(4)
Sir Michael Rake retired from the Board at the 2019 Annual Meeting, which was held on May 9, 2019.

(5)
Voluntarily elected to fully defer this payment under the Director Deferred Compensation Plan.

(6)
Voluntarily elected to fully defer all or a portion of this payment under the Director Deferred Stock Ownership Plan.

(7)
Voluntarily elected to defer one-half of this payment under the Director Deferred Stock Ownership Plan and the remaining one-half under the Director Deferred Compensation Plan.

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DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION AND GOVERNANCE
Overview of Key Best Practices
Our Director compensation program continues to align with long-term shareholder interests, including by the following:
DIRECTOR COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Emphasis on Equity Compensation	The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award.	Pg. 108

✔	Holding Requirement	Our non-employee Directors must hold all equity compensation granted to them in the form of deferred share credits during their tenure until they retire, and shares of the Company’s common stock underlying these awards are not delivered until following a Director’s termination of Board membership.	Pg. 109

✔	Robust Stock Ownership Guidelines	Our Director stock ownership guidelines require Directors to acquire 400 shares of the Company’s common stock within 90 days and five times (5x) the cash component of the annual Board retainer within five years of election to the Board.	Pg. 109

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors from engaging in hedging and pledging transactions related to Company stock.	Pg. 109
Director Compensation Program
The Nominating and Corporate Governance Committee, comprised of independent Directors, periodically reviews the competitiveness of the Company’s non-employee Director compensation based on pay practices among the Company’s Proxy Peer Group, as described on page 62 of this Proxy Statement, and broader general industry practices for similarly sized companies in the S&P 500. The Committee recommends any changes to the Director compensation program in connection with this review to the Board.
During 2018, the Committee engaged Pay Governance LLC, an independent compensation consultant, to review director compensation survey data and advise the Committee on changes, if any, to non-employee Director compensation. Based on the Committee’s review of the competitive market analysis and input from Pay Governance, the Committee recommended and the Board approved changes to the Director compensation program to take effect for Board service in fiscal year 2019.
       2020 Proxy Statement       107

DIRECTOR COMPENSATION (continued)

The following table reflects the annual compensation to non-employee Directors for 2019 and the prior year:
Compensation Elements	2019	2018
Annual Cash Retainer	$90,000	$70,000
Board Non-Executive Chair Annual Cash Retainer	$150,000	$150,000
Board and Committee Fees	None	$1,500 for each Board meeting
		$1,500 for each Committee meeting
Annual Committee Chair Cash Retainer	$15,000	$15,000
Annual Committee Member Cash Retainer
Audit Committee	$15,000	None
Compensation and Nominating Committees	$10,000	None
Finance Committee	$12,000	None
Annual Deferred Share Credit	$160,000	$150,000
The annual compensation to be provided in respect of 2020 remains unchanged from that provided in 2019.
Share Compensation
The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award. In 2019, each non-employee Director received a deferred share credit of $160,000 pursuant to the Director Deferred Stock Ownership Plan, with the exception of Mr. Amelio, who joined the Board in 2019 and received a prorated share credit of  $133,333 based on the length of his Board service. The $160,000 share credit in respect of fiscal year 2019 was credited as 575.87 deferred shares based on the closing price of the Company’s common stock on January 2, 2020 of  $277.84. The deferred share credits are payable in shares of the Company’s common stock following a Director’s termination of Board membership.
The Director Deferred Stock Ownership Plan also permits Directors to elect to receive all or part of their annual cash compensation in deferred shares of common stock in lieu of the cash payments. For 2020, the Company has written agreements with Messrs. Haldeman and Schmoke to receive all or part of their 2020 cash payments as deferred shares.
Other Director Plans and Other Compensation
In addition, Directors may elect to defer all or part of their annual cash compensation under the Director Deferred Compensation Plan. For 2020, the Company has written agreements to defer cash payments under this Plan with Mr. Schmoke. Interest is payable on the deferred cash amount at 120% of the applicable Federal Long-Term Rate, as prescribed by the Internal Revenue Service in December of the year prior to the year in which the Director compensation is credited.
Our non-employee Directors are also reimbursed for tuition and related expenses for continuing director education courses. Mr. Schmoke and Ms. Morris were reimbursed for tuition expenses in 2019.
As discussed on page 83 of this Proxy Statement, our Directors are eligible to participate in our director charitable matching program with respect to contributions made to the S&P Global PAC. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the Director’s choice that match the Director’s contribution to the S&P Global PAC, up to a maximum of  $5,000 per annum.
Additionally, our Directors may participate in the charitable S&P Global Matching Gift Program, for a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation of $5,000 (or the currency equivalent) in the aggregate per year. In 2019, the Company elected to double or triple the corporate matched contribution for charitable contributions made during certain periods of the year to a corporate match of up to $10,000 or, for participant donations to four specially designated foundations, $15,000, in the aggregate. This program is generally available to all our employees and Directors as well as retired employees or directors for up to three years following their retirement. In 2019, the Company made matching charitable contributions in the names of Messrs. Alverà and Thornburgh under the S&P Global Matching Gift Program.
108       2020 Proxy Statement

DIRECTOR COMPENSATION (continued)

Director Stock Ownership Guidelines
Under the Company’s By-Laws, each Director is required to own or acquire 400 shares of the Company’s common stock within 90 days of his or her election to the Board and to hold such shares through his or her entire tenure as a Director. Additionally, under the Company’s Non-Employee Director Stock Ownership Guidelines, each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company (including deferred share units held under the Director Deferred Stock Ownership Plan) having a market value of at least five times (5x) the annual cash retainer for serving as a Director of the Company at all times during his or her tenure.
Based on the holdings of shares and deferred share units under the Director Deferred Stock Ownership Plan, as of March 3, 2020, each Director was in compliance with the minimum holding requirement under the Company’s Non-Employee Director Stock Ownership Guidelines (taking into account the applicable five-year transition period).
The full policy can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
No Director Hedging or Pledging
Under the Company’s Insider Trading Policy, Directors are prohibited without exception from pledging Company stock as well as from engaging in hedging transactions related to Company stock. None of our Directors has shares of Company stock subject to a pledge.
For more information, see the description of our Insider Trading Policy on page 87 of this Proxy Statement.
       2020 Proxy Statement       109

OWNERSHIP OF COMPANY STOCK

OWNERSHIP OF COMPANY STOCK
A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock.
Company Stock Ownership of Management (1)(2)
The following table shows the number of shares of the Company’s common stock beneficially owned on March 3, 2020 by each of our Directors and Director nominees; the Chief Executive Officer and the other four named executive officers in the Summary Compensation Table; and all individuals who served as Directors or executive officers at March 3, 2020, as a group.
Name of Beneficial Owner	Sole Voting Power and Sole Investment Power (#)	Shared Voting Power and Shared Investment Power (#)	Right to Acquire Shares within 60 Days by Exercise of Options (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)	Director Deferred Stock Ownership Plan (#) (3)

Marco Alverà	400	—	—	400	(4)	2,245

William J. Amelio	400	—	—	—	(4)	483

John L. Berisford	32,013	—	—	32,013	(4)	—

Martina Cheung	7,251	—	3,465	10,716	(4)	—

William D. Green	1,000	—	—	1,000	(4)	12,120

Charles E. Haldeman, Jr.	3,000	—	—	3,000	(4)	20,877

Stephanie C. Hill	400	—	—	400	(4)	2,400

Rebecca J. Jacoby	400	—	—	400	(4)	5,142

Monique F. Leroux	500	—	—	500	(4)	2,675

Alexander J. Matturri	21,112	—	5,560	26,672	(4)	—

Maria R. Morris	400	—	—	400	(4)	2,675

Douglas L. Peterson	182,604	—	51,304	233,908	(4)	—

Edward B. Rust, Jr.	2,000	—	—	2,000	(4)	74,083

Kurt L. Schmoke	1,036	—	—	1,036	(4)	46,018

Ewout L. Steenbergen	21,197	—	—	21,197	(4)	—

Richard E. Thornburgh	1,300	3,300 (5)	—	1,300	(4)	11,352

All Directors and executive officers of the Company as a group (a total of 22, including those named above) (6)	309,848	7,533	62,616	376,697	0.2%	180,070
(1)
The number of shares of common stock outstanding on March 3, 2020 was 240,695,197. The percent of common stock is based on such number of shares and is rounded off to the nearest one-tenth of one percent, determined in accordance with the beneficial ownership rules under Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
None of the shares included in the above table constitutes Directors’ qualifying shares.

110       2020 Proxy Statement

OWNERSHIP OF COMPANY STOCK (continued)

(3)
This amount represents the number of shares of the Company’s common stock that has been credited to a bookkeeping account maintained for each non-employee Director of the Company under the Director Deferred Stock Ownership Plan. This Plan is further described beginning on page 107 of this Proxy Statement.

(4)
Less than 1%.

(5)
With respect to the shares reported in the table above for Mr. Richard E. Thornburgh, Mr. Thornburgh has shared voting and investment power as a co-trustee over 3,300 shares held in the Thornburgh Family Foundation. Mr. Thornburgh disclaims any beneficial interest in the shares in this charitable foundation.

(6)
Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

Company Stock Ownership of Certain Beneficial Owners
The following table shows information as to any person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock on the date indicated below.
Name and Address of Beneficial Owner	Sole or Shared Voting Power (#)	Sole or Shared Dispositive Power (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)

The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355 (2)	446,063	21,187,138	21,187,138	8.66%

BlackRock, Inc. 55 East 52nd Street New York, New York 10055 (3)	15,792,981	19,067,173	19,067,173	7.80%
(1)
The percent of common stock is based on information reported in SEC filings as noted in footnotes (2) through (3) below.

(2)
On February 12, 2020, The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. Vanguard has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

(3)
On February 6, 2020, BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. BlackRock has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

       2020 Proxy Statement       111

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE MATTERS
The Audit Committee (the “Committee”) has sole authority and responsibility for the recommendation of, compensation, retention and oversight of the work of the independent public accounting firm engaged for the purpose of preparing or issuing the audit report or performing the audit for the Company. Additional information regarding the Committee’s obligations can be found on page 46.
The Board, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP (“EY”) to serve as the independent auditor of the Company and its subsidiaries for 2020. EY has served as the Company’s independent auditors since 1969. A representative of EY is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.
Shareholders are being asked to ratify the appointment of EY as the Independent Auditor for the Company and its subsidiaries for 2020. Please see page 119 of this Proxy Statement for voting information. Notwithstanding ratification of EY’s appointment by shareholders, the Audit Committee may recommend, and the Board of Directors may, change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
Annual Evaluation of the Independent Auditor
In executing its responsibilities with regard to the performance evaluation of the independent auditor, the Committee considers, among other things, the following factors (in no particular order of importance):
•
global reach relative to the Company’s business;
•
how effectively it demonstrated its independent judgment, and objectivity throughout its audit;
•
the quality and clarity of its communications with the Audit Committee;
•
external data relating to audit quality, independence;
•
familiarity with our operations and businesses, accounting policies and practices and internal controls over financial reporting;
•
management’s perception of expertise and past performance;
•
tenure as our independent auditor; and
•
appropriateness of fees.
Independence Controls
The Committee assesses the independence of the independent auditor in the context of certain regulatory and Committee controls, including:
•
the Committee and Chair hold regular private sessions with the independent auditor;
•
the Committee’s exclusive authority to pre-approve non-audit services and to determine whether such services are consistent with auditor independence;
•
the Committee’s discussions with the independent auditor regarding the scope of their audit;
•
reviewing with the independent auditor any problems or difficulties they may have encountered, and any management letter provided by the independent auditors and the Company’s response to such letter;
•
a strong regulatory framework requiring periodic rotation of all audit partners, PCAOB inspections, peer reviews as well as PCAOB and SEC oversight;
•
the Committee’s annual review and evaluation of the lead audit partner’s performance;
•
the Committee’s involvement in selection of a new lead auditor and the Chair’s direct involvement in interviewing candidates; and
•
reports provided to the Committee by the independent auditor regarding independence on at least an annual basis.
The five-year rotation of the new lead audit partner commenced with the 2019 audit.
112       2020 Proxy Statement

AUDIT COMMITTEE MATTERS (continued)

Appointment of the Independent Auditor
The Committee determines annually whether the independent auditor should be reappointed for another year. Considering its annual evaluation of the independent auditor and the independence controls referenced above, the Committee believes that the continued retention of EY to serve as the Company’s Independent Auditor is in the best interests of the Company and its shareholders and recommend that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2020. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
Fees to the Independent Auditor
During the years ended December 31, 2019 and December 31, 2018, Ernst & Young LLP audited the consolidated financial statements of the Company and its subsidiaries. The aggregate fees that Ernst & Young LLP billed the Company for these years for professional services rendered were as follows:
Services Rendered	Year Ended 12/31/19	Year Ended 12/31/18

Audit Fees	$7,356,000	$6,863,000

Audit-Related Fees	$1,825,000	$1,736,000

Tax Compliance Fees	$2,349,000	$2,024,000

All Other Fees	—	—
•
Audit fees included fees for professional services rendered for the audits of the consolidated financial statements of the Company, audits of the effectiveness of the Company’s internal control over financial reporting, reviews of the quarterly consolidated financial statements, statutory audits, securities registration statements and accounting consultations on matters related to the annual audits or interim reviews.
•
Audit-related fees generally included fees for benefit plans or other special-purpose audits, and other attest services related to the Company’s regulatory environment
•
Tax compliance fees included fees for tax compliance and related advice.
•
All other fees generally include fees for advisory services related to accounting principles, rules and regulations.
Pre-Approval Policies and Procedures
The policies and procedures contained in the Audit Committee Charter (which can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com) provide that:
✔
pre-approval is required for any retention of the independent auditor for audit or non-audit services;

✔
the Committee retains sole authority to pre-approve the fees for non-audit services in accordance with the Board’s independence guidelines;

✔
the Committee has delegated to the Committee Chair the authority to pre-approve audit services only; and

✔
pre-approval decisions by the Chair are reported to the full Committee at its next meeting.

       2020 Proxy Statement       113

AUDIT COMMITTEE MATTERS (continued)

Audit Committee Report
The Audit Committee (the “Committee”) reviews the Company’s financial reporting process on behalf of the Board. All of the members of the Committee are independent Directors as defined in the rules of the New York Stock Exchange. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board has adopted a written Charter for the Audit Committee.
In this context, the Committee has met and held discussions with management and the Company’s Independent Auditor, Ernst & Young LLP (“EY”). Management represented to the Committee that it is responsible for the financial reporting process, including the system of internal controls, for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal controls over financial reporting. The Committee has reviewed and discussed the consolidated financial statements with management and EY, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Committee also discussed with management the process used to support the certifications required by the Sarbanes-Oxley Act of 2002 and to support management’s annual report on the Company’s internal controls over financial reporting. The Committee discussed with EY the integrated audit results as required by the PCAOB, rules of the SEC, and other applicable regulations.
In addition, the Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Committee concerning independence, and has discussed with EY the firm’s independence.
The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EY for the purposes of preparing or issuing the audit report or performing the audit of the Company. The Committee has also considered whether the provision of services by EY not related to the audit of the financial statements is compatible with maintaining EY’s independence. The Committee pre-approves all fees for services provided by EY.
The Committee evaluates EY’s performance, taking into consideration the following factors: management’s perception of expertise and past performance, external data relating to audit quality, independence, appropriateness of fees, global reach relative to the Company’s business, tenure as our independent auditor and familiarity with our operations and businesses, accounting policies and practices and system of internal controls. The Committee periodically reviews and evaluates the performance of EY’s lead audit partner, ensures the audit partner rotation as required by law and, through the Committee Chair as representative of the Committee, reviews and considers the selection of the lead audit partner.
The Committee discussed with EY the overall scope and plans for its respective audits. The Committee met with the internal auditors and EY, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2019, as filed with the SEC. The Committee and the Board believe that the continued retention of EY to serve as the Company’s Auditor is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2020.
Maria R. Morris (Chair)
William J. Amelio
Stephanie C. Hill
Monique F. Leroux
Richard E. Thornburgh
114       2020 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING
Item 1. Election of Directors
The persons listed below, each of whom is currently a Director of the Company, have been nominated by the Board, on the recommendation of the Nominating and Corporate Governance Committee, for election to a one-year term of office that will expire at the next Annual Meeting or until their successors are elected and qualify. Each nominee listed below has agreed to serve his or her respective term. If any Director is unable to stand for election, the individuals named as the proxies have the right to designate a substitute. If that happens, shares represented by proxies may be voted for a substitute Director.
Your Board recommends that you vote FOR each of the following nominees:
•
Marco Alverà
•
William J. Amelio
•
William D. Green
•
Charles E. Haldeman, Jr.
•
Stephanie C. Hill
•
Rebecca Jacoby
•
Monique F. Leroux
•
Maria R. Morris
•
Douglas L. Peterson
•
Edward B. Rust, Jr.
•
Kurt L. Schmoke
•
Richard E. Thornburgh
Your Board of Directors recommends that you vote FOR the election of each of the Director nominees.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for these nominees.
Biographical information about these nominees can be found on pages 33 through 44 of this Proxy Statement.
       2020 Proxy Statement       115

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 2. Proposal to Approve, on an Advisory Basis, the
Executive Compensation Program for the Company’s Named Executive Officers
Under the rules of the SEC, the Company is required to provide its shareholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers. This proposal is frequently referred to as a “say-on-pay” vote. Shareholders voted, on an advisory basis, in favor of casting the advisory say-on-pay vote on an annual basis at the 2017 Annual Meeting.
The Company’s executive compensation program is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase shareholder value. We believe that our executive compensation program is both competitive and strongly focused on pay-for-performance principles, and provides an appropriate balance between risk and rewards. In particular, our executive compensation program:
•
aligns compensation with shareholder value on an annual and long-term basis through a combination of base pay, annual cash incentives and long-term stock-based incentives;
•
includes a mix of compensation elements that emphasizes performance results, with approximately 91% of the 2019 targeted compensation for Douglas L. Peterson, the Company’s Chief Executive Officer, and a significant portion of the targeted compensation for the other named executive officers being performance-based;
•
delivers annual incentive payouts to executives based on the achievement of approved quantitative performance goals, which were based on ICP Adjusted EBITA Margin and ICP Adjusted Revenue enterprise-level Company goals and, as appropriate, for our division leaders, division-level goals for 2019;
•
aligns the interests of executives with those of shareholders through long-term stock-based incentives comprised of Performance Share Units that are based on the achievement of ICP Adjusted EPS targets. For 2019, the Performance Share Unit award vests at the end of a three-year award cycle, with payment ranging up to a maximum of 200% of the shares based on the achievement of compound annual diluted EPS growth goals; and
•
has features designed to further align executive compensation with shareholder interests and mitigate risks, including stock ownership requirements, the Senior Executive Pay Recovery Policy (a “clawback” policy), an anti-hedging and pledging policy and limited perquisites.
Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 52 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it.
Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation and Leadership Development Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions. The Board of Directors recommends that you approve the following resolution that will be submitted for a shareholder vote at the 2020 Annual Meeting in support of the Company’s executive compensation program:
RESOLVED: That the shareholders of the Company approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, related compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.
Your Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
116       2020 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 3. Proposal to Approve an Amendment to the Company’s Certificate of Incorporation to Permit Removal of a Director With or Without Cause
As permitted under New York law, our state of incorporation, our Certificate of Incorporation provides that a director may only be removed for cause by the affirmative vote of a majority of stockholders at a meeting of stockholders or by a majority of the Board of Directors.
The Board has determined that it would be in the best interests of the Company and our shareholders to amend our Certificate of Incorporation to allow for removal of a director by a majority of shareholders or a majority of the Board with or without cause. We refer to Item 3 as the “Director Removal Proposal.”
The proposed amendment to modify the director removal provision in Article VIII. (C) of our Certificate of Incorporation is attached to this Proxy Statement as Appendix A. Additions of text contained in Appendix A are indicated by underlining and deletions of text are indicated by strikeouts. Such text is however subject to revision for such changes as may be required by the Secretary of State of the State of New York and other changes consistent with this Item 3. You are encouraged to read the proposed amendment in its entirety.
Considerations for the Approval of the Director Removal Proposal
As part of its ongoing commitment to effective corporate governance, the Board regularly reviews the Company’s corporate governance practices to ensure that they are aligned with developments in the Company’s business, changes in regulations and exchange listing requirements, and the continuing evolution of best practices in corporate governance. In conducting this review, the Board, with input from the Nominating and Corporate Governance Committee, considers, among other things, corporate trends, peer practices, the views of institutional stockholders and the guidelines of proxy advisory firms. From time to time, the Board, along with the Nominating and Corporate Governance Committee, considers the Company’s board structure as part of this review.
The Board recently considered the advantages and disadvantages of continuing to permit the removal of directors only for cause in light of the Company’s desire to follow corporate governance best practices. Historically, the Board has viewed the Company’s director removal provision as benefiting stockholders by promoting continuity and stability in the management of the business and affairs of the Company and encouraging directors to take a long-term perspective. Although the Board continues to believe that these are important benefits, the Board has considered the fact that an “only-for-cause” removal provision may be viewed as having the effect of reducing the accountability of directors to stockholders. The Board also recognizes that if the Company were incorporated under Delaware law, the state of incorporation for a majority of public companies, the Company would be required to permit director removal with or without cause. The Board believes it is important to maintain stockholder confidence by demonstrating that it is responsive and accountable to stockholders and committed to strong corporate governance.
After careful consideration of the foregoing matters, the Board has determined that a more expansive removal provision is in the best interests of the Company and its stockholders going forward. Accordingly, the Board has determined that it is appropriate to seek stockholder approval of amendments to our Certificate of Incorporation to provide for the removal of directors by stockholders with or without cause.
Approval and Related Matters
Effect of the Approval of the Director Removal Proposal
If stockholders approve the Director Removal Proposal, Article VIII. (C) of our Certificate of Incorporation would be amended as set forth in Appendix A to this Proxy Statement. The amendment to the Certificate of Incorporation would become effective immediately upon the effectiveness of the Certificate of Amendment, and stockholders would then be permitted to remove a director with or without cause.
       2020 Proxy Statement       117

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Impact if the Director Removal Proposal is Not Approved
If stockholders do not approve the Director Removal Proposal, Article VIII. (C) of our Certificate of Incorporation will not be amended as set forth in Appendix A. Stockholders will continue to be permitted to remove a director for cause.
Required Vote
Approval of the Director Removal Proposal requires the affirmative vote of at least 50% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. A stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” and broker non-votes will have the same effect as a vote “AGAINST” the approval of the Director Removal Proposal.
Your Board of Directors recommends that you vote FOR the approval of an amendment to the Company’s Certificate of Incorporation to Permit Removal of a Director With or Without Cause.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
118       2020 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 4. Proposal to Ratify the Selection of Ernst & Young LLP as
the Company’s Independent Auditor
The Board, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the Independent Auditor of the Company and its subsidiaries for 2020. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Company’s shareholders for their views. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
The following resolution will be offered by the Board of Directors at the Annual Meeting:
RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP to serve as the Independent Auditor of the Company and its subsidiaries for 2020 be, and hereby is, ratified and approved.
Your Board of Directors recommends that you vote FOR the ratification of Ernst & Young LLP as the Company’s independent auditor for 2020.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
       2020 Proxy Statement       119

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 5. Other Matters
The Board knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.
By Order of the Board of Directors,
TAPTESH (TASHA) K. MATHARU
Associate General Counsel &
Corporate Secretary

New York, New York
March 30, 2020
120       2020 Proxy Statement

EXHIBIT A

EXHIBIT A
Reconciliation of Non-GAAP Financial Information
The following tables reconcile non-GAAP financial information included in this Proxy Statement to the most directly comparable measures presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and reported in our consolidated financial statements filed with the Securities and Exchange Commission. The non-GAAP financial information included in this Proxy Statement has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our executive officers. This non-GAAP financial information may be different from similar measures used by other companies.
(Unaudited) Year ended December 31, 2019*	Revenue	EBITA (Operating Profit)	Diluted Earnings per Share**	EBITA Margin (Operating Profit Margin)
	(dollars in millions, except per share data)

As reported	$6,699	$3,226	$8.60	48.2%
Non-GAAP Adjustments:

Ratings adjustments, including employee severance charges	—	11	0.05	—

Market Intelligence adjustments, including a gain on a disposition, employee severance charges and acquisition related costs	—	(13)	(0.05)	—

Platts adjustments, including a gain on a disposition and employee severance charges	—	(26)	(0.11)	—

Corporate Unallocated adjustments, including Kensho retention-related expense, lease impairments and employee severance charges	—	39	0.16	—

Deal-related amortization	—	122	0.49	—

Other expense (pension-related charge)	—	—	0.46	—

Interest expense (costs associated with early repayment of senior notes)	—	—	0.23	—

Provision for income taxes	—	—	(0.30)	—
Non-GAAP adjustment subtotal	—	134	0.93	—
Adjusted	$6,699	$3,360	$9.53	50.2%

Further Non-GAAP ICP Adjustments:

2019 acquisitions and divestitures	9	7	—	—

Unspent strategic investment funds	—	(3)	—	—

2018 Kensho acquisition	—	—	0.14	—

Provision for income taxes	—	—	(1.22)	—
Further Non-GAAP ICP Adjustment subtotal	9	4	(1.08)	—
ICP Adjusted	$6,708	$3,364	$8.45	50.1%
*
Note: Totals may not sum due to rounding.

**
Note: Diluted weighted average shares outstanding of 246.9 million was used to calculate adjusted diluted earnings per share.

       2020 Proxy Statement       A-1

EXHIBIT A (continued)

(Unaudited) Ratings Year ended December 31, 2019*	Revenue	EBITA (Operating Profit)	EBITA Margin (Operating Profit Margin)
	(dollars in millions)
As reported	$3,106	$1,763	56.8%
Non-GAAP Adjustments:

Employee severance charges	—	11	—

Deal-related amortization	—	2	—
Non-GAAP adjustment subtotal	—	13	—
Adjusted	$3,106	$1,776	57.2%

Further Non-GAAP ICP Adjustments:

Scorecard and enterprise performance	—	7	—

Foreign exchange	—	2	—
Further Non-GAAP ICP Adjustments subtotal	—	9	—
ICP Adjusted	$3,106	$1,786	57.5%
*
Note: Totals may not sum due to rounding.

A-2       2020 Proxy Statement

EXHIBIT A (continued)

(Unaudited) Market Intelligence Year ended December 31, 2019*	Revenue	EBITA (Operating Profit)	EBITA Margin (Operating Profit Margin)
	(dollars in millions)
As reported	$1,959	$607	31.0%
Non-GAAP Adjustments:

Gain on disposition	—	(22)	—

Employee severance charges	—	6	—

Acquisition-related costs	—	4	—

Deal-related amortization	—	75	—
Non-GAAP adjustment subtotal	—	62	—
Adjusted	$1,959	$670	34.2%

Further Non-GAAP ICP Adjustments:

Foreign exchange	(2)	(1)	—

Strategic investment spend	—	(3)	—

Acquisitions and divestitures	5	4	—

Scorecard and enterprise performance	—	3	—

Further Non-GAAP ICP Adjustments subtotal	—	3	—
ICP Adjusted	$1,963	$673	34.3%
*
Note: Totals may not sum due to rounding.

       2020 Proxy Statement       A-3

EXHIBIT A (continued)

(Unaudited) Indices Year ended December 31, 2019*	Revenue	EBITA (Operating Profit)	EBITA Margin (Operating Profit Margin)
	(dollars in millions)
As reported	$918	$630	68.6%
Non-GAAP Adjustments:

Deal-related amortization	—	6	—
Non-GAAP adjustment subtotal	—	6	—
Adjusted	$918	$635	69.2%

Further Non-GAAP ICP Adjustments:

Revenue timing adjustments	(9)	(9)	—

Foreign exchange	—	(1)	—

Scorecard and enterprise performance	—	1	—
Further Non-GAAP ICP Adjustment subtotal	(9)	(9)	—
ICP Adjusted	$909	$626	68.9%
*
Note: Totals may not sum due to rounding.

A-4       2020 Proxy Statement

EXHIBIT A (continued)

(Unaudited) Year ended December 31, 2018*	Revenue	EBITA (Operating Profit)	Diluted Earnings per Share**	EBITA Margin (Operating Profit Margin)
	(dollars in millions, except per share data)

As reported	$6,258	$2,790	$7.73	44.6%
Non-GAAP Adjustments:

Ratings adjustments, including legal settlement expenses and employee severance charges	—	82	0.32

Market Intelligence adjustments, including restructuring charges related to a business disposition and employee severance charges	—	7	0.03

Corporate Unallocated adjustments, including Kensho retention-related expense, lease impairments, and employee severance charges	—	52	0.22

Deal-related amortization	—	122	0.48

Other income (pension-related charge)	—	—	0.02

Provisions for taxes on income	—	—	(0.29)
Non-GAAP adjustment subtotal	—	263	0.77
Adjusted	$6,258	$3,052	$8.50	48.8%
*
Note: Totals may not sum due to rounding.

**
Note: Diluted weighted average shares outstanding of 253.2 million was used to calculate adjusted diluted earnings per share.

       2020 Proxy Statement       A-5

EXHIBIT A (continued)

(Unaudited) Year ended December 31, 2016*	Revenue	EBITA (Operating Profit)	Diluted Earnings per Share**
	(dollars in millions, except per share data)
As reported	$5,661	$3,341	$7.94
Non-GAAP Adjustments:

Ratings adjustments, including net legal settlement insurance recoveries, partially offset by employee severance charges		(4)	(0.02)

Market Intelligence adjustments, including gains on dispositions of J.D. Power, SPSE/ CMA businesses and fund research business, partially offset by disposition-related costs, a technology- related impairment charge and acquisition-related costs		(1,027)	(3.87)

Corporate unallocated adjustments-disposition-related reserve release		(3)	(0.01)

Deal-related amortization		96	0.36

Interest expense-redemption related to early payment of senior notes			0.05

Provision for taxes on income			0.89
Non-GAAP adjustment subtotal	—	(938)	(2.60)
Adjusted***	$5,661	$2,403	$5.35
*
Note: Totals may not sum due to rounding.

**
Note: Diluted weighted average shares outstanding of 265.2 million was used to calculate adjusted diluted earnings per share.

***
Note: 2016 adjusted results represent the base year for 2019 LTIC payment.

A-6       2020 Proxy Statement

Appendix A

Appendix A
ARTICLE VIII.
C.   Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or directors may be removed from office at any time, ~~but only for~~with or without cause ~~and~~, but only by the affirmative vote of  (i) shareholders voting a majority of the votes cast for or against the matter at a meeting of shareholders, or (ii) a majority of the Board of Directors.
       2020 Proxy Statement       App A-1

spglobal.com

S&P Global

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:00 AM, EDT, on May 13, 2020. 401(k) participants must vote by 2:00 PM, EDT, on May 11, 2020; see note on reverse

Online
Go to **www.investorvote.com/SPGI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SPGI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the director nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Marco Alverà	☐	☐	☐	02 - William J. Amelio	☐	☐	☐	03 - William D. Green	☐	☐	☐
04 - Charles E. Haldeman, Jr.	☐	☐	☐	05 - Stephanie C. Hill	☐	☐	☐	06 - Rebecca Jacoby	☐	☐	☐
07 - Monique F. Leroux	☐	☐	☐	08 - Maria R. Morris	☐	☐	☐	09 - Douglas L. Peterson	☐	☐	☐
10 - Edward B. Rust, Jr.	☐	☐	☐	11 - Kurt L. Schmoke	☐	☐	☐	12 - Richard E. Thornburgh	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approve, on an advisory basis, the executive compensation program for the Company's named executive officers.	☐	☐	☐	3. Approve an amendment to the Company's Certificate of Incorporation to permit removal of a Director with or without cause.	☐	☐	☐
4. Ratify the selection of Ernst & Young LLP as our independent auditor for 2020.	☐	☐	☐	And, in their discretion, in the transaction of such other business as may properly come before the Meeting.			

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 J N T

1 P C F 4 4 8 1 7 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

036LDE

              1

 (continued)

S&P Global

ADMISSION TICKET

S&P Global Inc.
2020 Annual Meeting of Shareholders

Wednesday, May 13, 2020
10:00 a.m. (EDT) - Registration opens (Lobby)
11:00 a.m. (EDT) - Annual Meeting
55 Water Street
New York, New York 10041-0003

If you wish to attend the Annual Meeting of Shareholders in person, please register in advance and bring this Admission Ticket and valid photo identification with you. Shareholders should send a request via email to investor.relations@spglobal.com that includes your name, email address, and complete postal address no later than May 8, 2020. Cameras, large bags, briefcases, packages, recording equipment and other electronic devices will not be permitted at the Annual Meeting.

Annual Meeting Available by Webcast
To listen to the Annual Meeting, go to http://investor.spglobal.com

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders:
The Notice, Proxy Statement and Annual Report are available at: www.investorvote.com/SPGI

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS:

Refer to page 3 of the Proxy Statement for more information and monitor S&P Global's Investor Relations website at http://investor.spglobal.com for any updates.

Please Retain this Proxy Card
If we decide to hold a virtual-only meeting, this proxy card contains access details required to attend online and to vote your proxy and ask questions during the Annual Meeting.

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

S&P Global Inc.

Notice of 2020 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting — May 13, 2020

The undersigned appoints Taptesh (Tasha) K. Matharu and Steven J. Kemps, and each of them, as proxies with full power of substitution, to vote the shares of stock of S&P Global Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held at the principal offices of the Company, 55 Water Street, New York, NY 10041 on Wednesday, May 13, 2020, at 11:00 a.m. (EDT), and any adjournment thereof.

Note to 401(k) Participants. If you are a current or former employee of the Company, this card also provides voting instructions for shares held in The 401(k) Savings and Profit Sharing Plan (the "Plan") of S&P Global Inc. and Its Subsidiaries. If you are a participant in the Plan and have shares of common stock of the Company allocated to your account under the Plan, you have the right to direct The Northern Trust Company, the Trustee of the Plan (the "Trustee"), to vote the shares held in your account. The Trustee will vote allocated shares for which no direction is received and unallocated shares, if any (together "Undirected Shares"), in the same proportion as the shares for which direction is received, subject to the Plan documents. **Computershare, the Company's transfer agent, must receive your instructions by 2:00 p.m. (EDT) on May 11, 2020 in order to communicate your instructions to the Trustee, who will then vote all the shares of common stock of S&P Global Inc. which are credited to the undersigned's account as of March 23, 2020.** Under the Plan, you are a "named fiduciary" for the purpose of voting shares in your account and your proportionate share of the Undirected Shares. This means that you have ultimate authority to control the manner in which the shares are voted. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Trustee to vote these shares, in person or by proxy, as designated herein, at the Annual Meeting of Shareholders. **(See reverse side for voting instructions)**

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

2